Exhibit 99.1

                                                                EXECUTION COPY
                                                                --------------

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                        GSAA HOME EQUITY TRUST 2006-15


                           ASSET-BACKED CERTIFICATES


                                SERIES 2006-15


                               MASTER SERVICING


                                      and


                                TRUST AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  Depositor,


                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    Trustee


                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                      and
                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                      and
                        U.S. BANK NATIONAL ASSOCIATION,
                                  Custodians


                                      and


                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 Master Servicer and Securities Administrator


                            Dated September 1, 2006




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



                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----



                                                     ARTICLE I

                                                    DEFINITIONS

Section 1.01  Definitions.........................................................................................9


                                                     ARTICLE II

                            CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

Section 2.01  Conveyance of Mortgage Loans.......................................................................40
Section 2.02  Acceptance by the Custodians of the Mortgage Loans.................................................42
Section 2.03  Execution and Delivery of Certificates.............................................................44
Section 2.04  REMIC Matters......................................................................................44
Section 2.05  Representations and Warranties of the Depositor....................................................44
Section 2.06  Representations and Warranties of JPMorgan.........................................................46
Section 2.07  Representations and Warranties of Deutsche Bank....................................................46
Section 2.08  Representations and Warranties of U.S. Bank........................................................47


                                                    ARTICLE III

                                                   TRUST ACCOUNTS

Section 3.01  Excess Reserve Fund Account; Distribution Account..................................................48
Section 3.02  Investment of Funds in the Distribution Account....................................................49


                                                     ARTICLE IV

                                                   DISTRIBUTIONS

Section 4.01  Priorities of Distribution.........................................................................51
Section 4.02  Monthly Statements to Certificateholders...........................................................57
Section 4.03  Allocation of Applied Realized Loss Amounts........................................................60
Section 4.04  Certain Matters Relating to the Determination of LIBOR.............................................60


                                                     ARTICLE V

                                                  THE CERTIFICATES

Section 5.01  The Certificates...................................................................................61

                                                         i


Section 5.02  Certificate Register; Registration of Transfer and Exchange of Certificates........................61
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates..................................................67
Section 5.04  Persons Deemed Owners..............................................................................67
Section 5.05  Access to List of Certificateholders' Names and Addresses..........................................67
Section 5.06  Maintenance of Office or Agency....................................................................67


                                                     ARTICLE VI

                                                   THE DEPOSITOR

Section 6.01  Liabilities of the Depositor.......................................................................68
Section 6.02  Merger or Consolidation of the Depositor...........................................................68
Section 6.03  Limitation on Liability of the Depositor and Others..................................................
Section 6.04  Servicing Compliance Review........................................................................69
Section 6.05  Option to Purchase Defaulted Mortgage Loans........................................................69


                                                    ARTICLE VII

                                                  SERVICER DEFAULT

Section 7.01  Events of Default..................................................................................69
Section 7.02  Master Servicer to Act; Appointment of Successor...................................................70
Section 7.03  Master Servicer to Act as Servicer.................................................................71
Section 7.04  Notification to Certificateholders.................................................................71


                                                    ARTICLE VIII

                                     CONCERNING THE TRUSTEE AND THE CUSTODIANS

Section 8.01  Duties of the Trustee and the Custodians...........................................................71
Section 8.02  [Reserved].........................................................................................72
Section 8.03  Certain Matters Affecting the Trustee and the Custodians...........................................72
Section 8.04  Trustee and Custodians Not Liable for Certificates or Mortgage Loans...............................74
Section 8.05  Trustee May Own Certificates.......................................................................74
Section 8.06  Trustee's Fees and Expenses........................................................................75
Section 8.07  Eligibility Requirements for the Trustee...........................................................75
Section 8.08  Resignation and Removal of the Trustee.............................................................76
Section 8.09  Successor Trustee..................................................................................77
Section 8.10  Merger or Consolidation of the Trustee or the Custodians...........................................77
Section 8.11  Appointment of Co-Trustee or Separate Trustee......................................................77
Section 8.12  Tax Matters........................................................................................78
Section 8.13  [Reserved].........................................................................................82
Section 8.14  Tax Classification of the Excess Reserve Fund Account and the Interest Rate Corridor
Agreement........................................................................................................82
Section 8.15  Custodial Responsibilities.........................................................................82

                                                        ii


                                                     ARTICLE IX

                            ADMINISTRATION OF THE MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01  Duties of the Master Servicer; Enforcement of Servicer's Obligations...............................83
Section 9.02  Maintenance of Fidelity Bond and Errors and Omissions Insurance....................................85
Section 9.03  Representations and Warranties of the Master Servicer..............................................85
Section 9.04  Master Servicer Events of Default..................................................................87
Section 9.05  Waiver of Default..................................................................................89
Section 9.06  Successor to the Master Servicer...................................................................89
Section 9.07  Compensation of the Master Servicer................................................................90
Section 9.08  Merger or Consolidation............................................................................90
Section 9.09  Resignation of the Master Servicer.................................................................91
Section 9.10  Assignment or Delegation of Duties by the Master Servicer..........................................91
Section 9.11  Limitation on Liability of the Master Servicer.....................................................91
Section 9.12  Indemnification; Third Party Claims................................................................92


                                                     ARTICLE X

                                      CONCERNING THE SECURITIES ADMINISTRATOR

Section 10.01  Duties of the Securities Administrator............................................................93
Section 10.02  Certain Matters Affecting the Securities Administrator............................................94
Section 10.03  Securities Administrator Not Liable for Certificates or Mortgage Loans............................96
Section 10.04  Securities Administrator May Own Certificates.....................................................96
Section 10.05  Securities Administrator's Fees and Expenses......................................................96
Section 10.06  Eligibility Requirements for the Securities Administrator.........................................97
Section 10.07  Resignation and Removal of the Securities Administrator...........................................98
Section 10.08  Successor Securities Administrator................................................................99
Section 10.09  Merger or Consolidation of the Securities Administrator...........................................99
Section 10.10  Assignment or Delegation of Duties by the Securities Administrator................................99


                                                     ARTICLE XI

                                                    TERMINATION

Section 11.01  Termination upon Liquidation or Purchase of the Mortgage Loans...................................100
Section 11.02  Final Distribution on the Certificates...........................................................101
Section 11.03  Additional Termination Requirements..............................................................102


                                                    ARTICLE XII

                                              MISCELLANEOUS PROVISIONS

Section 12.01  Amendment........................................................................................103

                                                        iii


Section 12.02  Recordation of Agreement; Counterparts...........................................................105
Section 12.03  Governing Law....................................................................................106
Section 12.04  Intention of Parties.............................................................................106
Section 12.05  Notices..........................................................................................106
Section 12.06  Severability of Provisions.......................................................................107
Section 12.07  Limitation on Rights of Certificateholders.......................................................107
Section 12.08  Certificates Nonassessable and Fully Paid........................................................108
Section 12.09  Waiver of Jury Trial.............................................................................108


                                                    ARTICLE XIII

                                               EXCHANGE ACT REPORTING

Section 13.01  Filing Obligations...............................................................................109
Section 13.02  Form 8-K Filings.................................................................................110
Section 13.03  Form 10-D Filings................................................................................111
Section 13.04  Form 10-K Filings................................................................................112
Section 13.05  Form 15 Filing...................................................................................114
Section 13.06  Sarbanes-Oxley Certification.....................................................................114
Section 13.07  Report on Assessment of Compliance and Attestation..................................................
Section 13.08  Use of Subservicers and Subcontractors...........................................................116

                                                        iv

                                   SCHEDULES

Schedule I        Mortgage Loan Schedule

                                   EXHIBITS


Exhibit A         Form of Class A, Class M and Class B Certificates

Exhibit B         Form of Class P Certificates

Exhibit C         Form of Class R, Class RC and Class RX Certificates

Exhibit D         Form of Class X Certificate

Exhibit E         Form of Initial Certification of Custodian

Exhibit F         Form of Document Certification and Exception Report of
                  Custodian

Exhibit G         Form of Residual Transfer Affidavit

Exhibit H         Form of Transferor Certificate

Exhibit I         Form of Rule 144A Letter

Exhibit J-1       Form of Back-up Certification (Master Servicer)

Exhibit J-2       Form of Back-up Certification (Securities Administrator)

Exhibit K         Form of Servicing Criteria to be Addressed in Assessment of
                  Compliance Statement

Exhibit L-1       Form of Request for Release of Documents (U.S. Bank National
                  Association)

Exhibit L-2       Form of Request for Release of Documents (Deutsche Bank
                  National Trust Company)

Exhibit L-3       Form of Request for Release of Documents (JPMorgan Chase
                  Bank, National Association)

Exhibit M         Form 8-K Disclosure Information

Exhibit N         Additional Form 10-D Disclosure

Exhibit O         Additional Form 10-K Disclosure

Exhibit P         Form of Master Loan Purchase Agreement, between various
                  sellers and Goldman Sachs Mortgage Company

Exhibit Q         Flow Servicing Agreement, dated as of January 1, 2006,
                  between Avelo Mortgage, L.L.C. and Goldman Sachs Mortgage
                  Company

Exhibit R         Servicing Agreement, dated as of June 30, 2006, between
                  Wells Fargo Bank, National Association and Goldman Sachs
                  Mortgage Company

Exhibit S         Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2005, between M&T Mortgage Corporation and
                  Goldman Sachs Mortgage Company

                  THIS MASTER SERVICING AND TRUST AGREEMENT, dated as of September 1, 2006 (this "Agreement"), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor"), DEUTSCHE BANK NATIONAL TRUST COMPANY ("Deutsche Bank"), as trustee (in such capacity, the "Trustee") and as a custodian, U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), as a custodian, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION ("JPMorgan"), as a custodian (Deutsche Bank, JPMorgan and U.S. Bank, each a "Custodian" and together the "Custodians"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (in such capacity, the "Master Servicer"), and as securities administrator (in such capacity, the "Securities Administrator").

                             W I T N E S S E T H:
                             - - - - - - - - - -

                  In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

                  The Securities Administrator on behalf of the Trust shall elect that three segregated asset pools within the Trust Fund be treated for federal income tax purposes as comprising three REMICs (each, a "Trust REMIC" or, in the alternative, the "Lower-Tier REMIC", the "Upper-Tier REMIC" and the "Class X REMIC", respectively). The Class X Interest and each Class of Principal Certificates (other than the right of each Class of Principal Certificates to receive Basis Risk Carry Forward Amounts), represents ownership of a regular interest in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class R Certificates represent ownership of the sole class of residual interest in the Upper-Tier REMIC, the Class RC Certificates represent ownership of the sole class of residual interest in the Lower-Tier REMIC and the Class RX Certificates represent ownership of the sole class of residual interest in the Class X REMIC for purposes of the REMIC Provisions. The Startup Day for each REMIC described herein is the Closing Date. The latest possible maturity date for each Certificate is the latest date referenced in Section 2.04. The Class X REMIC shall hold as assets the Class X Interest as set out below. The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier Regular Interests, set out below. The Lower-Tier REMIC shall hold as assets the assets described in the definition of "Trust Fund" herein (other than the Prepayment Premiums, the Interest Rate Corridor Agreement and the Excess Reserve Fund Account). Each Lower-Tier Regular Interest is hereby designated as a regular interest in the Lower-Tier REMIC. The Class LT-AV-1, Class LT-AF-2, Class LT-AF-3A, Class LT-AF-3B, Class LT-AF-4, Class LT-AF-5, Class LT-AF-6, Class LT-M-1, Class LT-M-2, Class LT-M-3, Class LT-M-4, Class LT-M-5, Class LT-M-6, Class LT-B-1, Class LT-B-2, Class LT-B-3 and Class LT-B-4 Interests are hereby designated the LT-Accretion Directed Classes (the "LT Accretion Directed Classes"). The Class P Certificates represent beneficial ownership of the Prepayment Premiums, each Class of Certificates (excluding the Class P, Class X and the Residual Certificates) represents beneficial ownership of a regular interest in the Upper-Tier REMIC and the right to receive Basis Risk Carry Forward Amounts and the Class X Certificates represent beneficial ownership of a regular interest in the Class X REMIC and the Excess Reserve Fund Account, which portions of the Trust Fund shall be treated as a grantor trust.

                                                The Lower-Tier REMIC

                                                                                                    Corresponding
     Lower-Tier Interest            Lower-Tier                                                    Upper-Tier REMIC
         Designation              Interest Rate        Initial Lower-Tier Principal Amount              Class
----------------------------   ------------------  ------------------------------------------   ---------------------
Class LT-AV-1                          (1)          1/2 initial Class Certificate Balance of              AV-1
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-AF-2                          (1)          1/2 initial Class Certificate Balance of              AF-2
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-AF-3A                         (1)          1/2 initial Class Certificate Balance of              AF-3A
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-AF-3B                         (1)          1/2 initial Class Certificate Balance of              AF-3B
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-AF-4                          (1)          1/2 initial Class Certificate Balance of              AF-4
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-AF-5                          (1)          1/2 initial Class Certificate Balance of              AF-5
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-AF-6                          (1)          1/2 initial Class Certificate Balance of              AF-6
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-M-1                           (1)          1/2 initial Class Certificate Balance of               M-1
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-M-2                           (1)          1/2 initial Class Certificate Balance of               M-2
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-M-3                           (1)          1/2 initial Class Certificate Balance of               M-3
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-M-4                           (1)          1/2 initial Class Certificate Balance of               M-4
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-M-5                           (1)          1/2 initial Class Certificate Balance of               M-5
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-M-6                           (1)          1/2 initial Class Certificate Balance of               M-6
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-B-1                           (1)          1/2 initial Class Certificate Balance of               B-1
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest

                                                         2


                                                                                                    Corresponding
     Lower-Tier Interest            Lower-Tier                                                    Upper-Tier REMIC
         Designation              Interest Rate        Initial Lower-Tier Principal Amount              Class
----------------------------   ------------------  ------------------------------------------   ---------------------
Class LT-B-2                           (1)          1/2 initial Class Certificate Balance of               B-2
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-B-3                           (1)          1/2 initial Class Certificate Balance of               B-3
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-B-4                           (1)          1/2 initial Class Certificate Balance of               B-4
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class LT-Accrual                       (1)          1/2 Pool Stated Principal Balance plus 1/2
                                                    Overcollateralized Amount
-------------------------------
(1)      The interest rate with respect to any  Distribution  Date for these interests is a per annum variable rate equal to the WAC Cap.


                  The Lower-Tier REMIC shall hold as assets all of the Lower-Tier REMIC Regular Interests.

                  On each Distribution Date, 50% of the increase in the Overcollateralized Amount will be payable as a reduction of the Lower-Tier Principal Amount of the LT-Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralized Amount that is attributable to a reduction in the Class Certificate Balance of its Corresponding Class) and will be accrued and added to the Lower-Tier Principal Amount of the Class LT-Accrual Interest. On each Distribution Date, the increase in the Lower-Tier Principal Amount of the Class LT-Accrual Interest may not exceed interest accruals for such Distribution Date for the Class LT-Accrual Interest. In the event that: (i) 50% of the increase in the Overcollateralized Amount exceeds (ii) interest accruals on the Class LT-Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralized Amount for purposes of determining the amount of interest accrual on the Class LT-Accrual Interest payable as principal on the LT-Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Mortgage Loans shall be allocated (i) 50% to the Class LT-Accrual Interest and (ii) 50% to the LT-Accretion Directed Classes (principal payments shall be allocated among such LT-Accretion Directed Classes in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class X Interest that result in the reduction in the Overcollateralized Amount shall be allocated to the Class LT-Accrual Interest (until paid in full). Realized Losses shall be applied so that after all distributions have been made on each Distribution Date (i) the Lower-Tier Principal Amount of each of the LT-Accretion Directed Classes is equal to 50% of the Class Certificate Balance of its Corresponding Class, and
(ii) the Class LT-Accrual Interest is equal to 50% of the aggregate Stated Principal Balance of the Mortgage Loans plus 50% of the Overcollateralized Amount.

                  In addition to issuing the Lower-Tier Regular Interests, the Lower-Tier REMIC shall issue the Class LT-R Interest which shall be the sole class of residual interests in the Lower-Tier REMIC. The Class RC Certificates will represent ownership of the Class LT-R Interest and will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class LT-R Interest shall be deemed paid from the Lower-Tier REMIC.

                             The Upper-Tier REMIC

                  The Upper-Tier REMIC shall issue the following classes of Upper-Tier Regular Interests, and each such interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper-Tier REMIC.

                        Upper-Tier Interest
                             Rate and              Initial Upper-Tier Principal    Corresponding Class of
     Upper-Tier            Corresponding             Amount and Corresponding
 Class Designation    Class Pass-Through Rate       Class Certificate Balance           Certificates
Class AV-1                           (1)               $    222,508,000                Class AV-1(19)
Class AF-2                           (2)               $    39,820,000                 Class AF-2(19)
Class AF-3A                          (3)               $    78,811,000                 Class AF-3A(19)
Class AF-3B                          (4)               $    8,757,000                  Class AF-3B(19)
Class AF-4                           (5)               $    62,948,000                 Class AF-4(19)
Class AF-5                           (6)               $    48,004,000                 Class AF-5(19)
Class AF-6                           (7)               $    51,206,000                 Class AF-6(19)
Class M-1                            (8)               $    6,286,000                  Class M-1(19)
Class M-2                            (9)               $    2,736,000                  Class M-2(19)
Class M-3                           (10)               $    2,736,000                  Class M-3(19)
Class M-4                           (11)               $    2,736,000                  Class M-4(19)
Class M-5                           (12)               $    2,736,000                  Class M-5(19)
Class M-6                           (13)               $    2,736,000                  Class M-6(19)
Class B-1                           (14)               $    2,736,000                  Class B-1(19)
Class B-2                           (15)               $    2,736,000                  Class B-2(19)
Class B-3                           (16)               $    2,736,000                  Class B-3(19)
Class B-4                           (17)               $    2,736,000                  Class B-4(19)
Class X                             (18)                                 (18)          Class X(18)


(1) The Class AV-1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (i) LIBOR plus 0.05000% and (ii) the WAC Cap.

(2) The Class AF-2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (i) 5.67876% and (ii) the WAC Cap.

(3) The Class AF-3A Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (i) 5.88246% and (ii) the WAC Cap.

(4) The Class AF-3B Interest will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (i) 5.93256% and (ii) the WAC Cap.

(5) The Class AF-4 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 5.95893% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 6.45893% and (ii) the WAC Cap.

(6) The Class AF-5 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 6.19165% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 6.69165% and (ii) the WAC Cap.

(7) The Class AF-6 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 5.87565% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 6.37565% and (ii) the WAC Cap.

(8) The Class M-1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 6.06261% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 6.56261% and (ii) the WAC Cap.

(9) The Class M-2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 6.11224% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 6.61224% and (ii) the WAC Cap.

(10) The Class M-3 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 6.16187% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 6.66187% and (ii) the WAC Cap.

(11) The Class M-4 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 6.21149% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 6.71149% and (ii) the WAC Cap.

(12) The Class M-5 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 6.26110% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 6.76110% and (ii) the WAC Cap.

(13) The Class M-6 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 6.31070% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 6.81070% and (ii) the WAC Cap.

(14) The Class B-1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 6.60795% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 7.10795% and (ii) the WAC Cap.

(15) The Class B-2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 6.70539% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 7.20539% and (ii) the WAC Cap.

(16) The Class B-3 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) 6.78000% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) 7.28000% and (ii) the WAC Cap.

(17) The Class B-4 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to (a) on or prior to the first possible Optional Termination Date, the lesser of (i) LIBOR plus 2.00000% and (ii) the WAC Cap or (b) after the first possible Optional Termination Date, the lesser of (i) LIBOR plus 3.00000% and
         (ii) the WAC Cap.

(18) The Class X Interest will have a principal balance to the extent of any Overcollateralized Amount. The Class X Interest will not accrue interest on such balance but will accrue interest on a notional principal balance. As of any Distribution Date, the Class X Interest shall have a notional principal balance equal to the aggregate of the principal balances of the Lower-Tier Regular Interests as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class X Interest shall bear interest at a rate equal to the excess, if any, of the WAC Cap over the product of (i) 2 and (ii) the weighted average Lower-Tier Interest Rate of the Lower-Tier Regular Interests, where the Lower-Tier Interest Rates on the Class LT-Accrual Interest is subject to a cap equal to zero and each LT-Accretion Directed Class is subject to a cap equal to the Pass-Through Rate on its Corresponding Class. With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class X Interest shall be deferred in an amount equal to any increase in the Overcollateralized Amount on such Distribution Date. Such deferred interest shall not itself bear interest. The Class X Certificates will represent beneficial ownership of a regular interest issued by the Class X REMIC and amounts in the Excess Reserve Fund Account, subject to the obligation to make payments from the Excess Reserve Fund Account in respect of Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat the Class X Certificateholders' obligation to make payments from the Excess Reserve Fund Account as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders in favor of each Class of Principal Certificates. Such rights of the Class X Certificateholders and Principal Certificateholders shall be treated as held in a portion of the Trust Fund that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

(19) Each of these Certificates will represent not only the ownership of the Corresponding Class of Upper-Tier Regular Interest but also the right to receive payments from the

         Excess Reserve Fund Account in respect of any Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat a Certificateholder's right to receive payments from the Excess Reserve Fund Account as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

                  In addition to issuing the Upper-Tier Regular Interests, the Upper-Tier REMIC shall issue the Class R Certificates, which shall be the sole class of residual interests in the Upper-Tier REMIC. The Class R Certificates will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R Certificates shall be deemed paid from the Upper-Tier REMIC.

                                 Class X REMIC
                                 -------------

         The Class X REMIC shall issue the following classes of interests. The Class X Certificates shall represent a regular interest in the Class X REMIC and the Class RX Certificates shall represent the sole class of residual interest in the Class X REMIC.

                                                                Class X REMIC
             Class X REMIC Designation      Interest Rate     Principal Amount
             --------------------------     -------------     ----------------
    Class X Certificates                         (1)                 (1)
    Class RX Certificates                        (2)                 (2)

-----------------
(1) The Class X Certificates are entitled to 100% of the interest and principal on the Class X Interest on each Distribution Date.

(2) The Class RX Certificates do not have an interest rate or principal amount.


                  The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Upper-Tier REMIC and the Class X REMIC as cash flow on a REMIC regular interest, without creating any actual or potential shortfall (other than for credit losses) to any Trust REMIC regular interest. It is not intended that the Class R, Class RC or Class RX Certificates be entitled to any cash flow pursuant to this Agreement except as provided in Section 4.01(a)(ii)(A)(1) hereunder.

                  For any purpose for which the Pass-Through Rates are calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Pass-Through Rates for each of the interests issued by the Lower-Tier REMIC such rates shall be adjusted to equal a monthly day count convention based on a 30 day month for each Due Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

                  The minimum denomination for each Class of the Offered Certificates will be $50,000 initial Certificate Balance, with integral multiples of $1 in excess thereof except that one Certificate in each Class may be issued in a different amount. The minimum denomination for (a) the Class R and Class RC Certificates will each be $100 and each will be a 100% Percentage Interest in such Class, (b) the Class RX Certificates will be a 100% Percentage Interest in such

Class and (c) the Class P and Class X Certificates will be a 1% Percentage Interest in each such Class.

                  Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates......................     All Classes of Certificates other than the Physical Certificates.

Class A Certificates.........................     The Class AV-1, Class AF-2, Class AF-3A, Class AF-3B, Class AF-4,
                                                  Class AF-5 and Class AF-6 Certificates, collectively.

Class B Certificates.........................     The Class B-1, Class B-2, Class B-3 and Class B-4 Certificates,
                                                  collectively.
Class M Certificates.........................     The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                                                  Class M-6 Certificates, collectively.
Residual Certificates........................     The Class R, Class RC and Class RX Certificates.

ERISA Restricted                                  The Private Certificates, the  Physical Certificates and any
Certificates.................................     Certificate with a rating below the lowest applicable permitted rating under the Underwriters'Exemption.

Fixed Rate Certificates......................     The Class A Certificates  (other than the Class AV-1 Certificates), the Class M Certificates  and the Class B Certificates  (other than the Class B-4 Certificates).

LIBOR Certificates...........................     The Class AV-1 Certificates and the Class B-4 Certificates.

Offered Certificates.........................     All Classes of Certificates other than the Private Certificates.

Private Certificates.........................     The Class B-4, Class P and Class X Certificates.

Physical Certificates........................     The Class R, Class RC, Class RX, Class P and Class X Certificates.

Principal Certificates.......................     The Fixed Rate Certificates and LIBOR Certificates.

Rating Agencies..............................     Moody's and S&P.

Regular Certificates.........................     All Classes of Certificates other than the Residual Certificates.

Subordinated Certificates....................     The Class M and Class B Certificates.

                                                      8

                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.01 Definitions. Capitalized terms used herein but not defined herein shall have the meanings given them in the applicable Servicing Agreement or Sale Agreement. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  10-K Filing Deadline: As defined in Section 13.04.

                  60+ Day Delinquent Mortgage Loan: Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Due Period, two months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

                  Account: Any of the Distribution Account or the Excess Reserve Fund Account. Each such Account shall be a separate Eligible Account.

                  Accrued Certificate Interest Distribution Amount: With respect to any Distribution Date for each Class of Principal Certificates, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance immediately prior to such Distribution Date, as reduced by such Class's share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for the related Due Period allocated to such Class pursuant to Section 4.01.

                  Additional Form 10-D Disclosure: As defined in Section
13.03.

                  Additional Form 10-K Disclosure: As defined in Section
13.04.

                  Additional Servicer: Each affiliate of each Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the any Servicer, who services 10% or more of the Mortgage Loans. For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

                  Adjusted Net Mortgage Interest Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Interest Rate less the Expense Fee Rate.

                  Advance: Any Monthly Advance or Servicing Advance.

                  Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agreement: This Master Servicing and Trust Agreement and all amendments or supplements hereto.

                  Applied Realized Loss Amount: With respect to any Distribution Date, the amount, if any, by which the aggregate Class Certificate Balance of the Principal Certificates after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (other than the assignee's name and recording information not yet returned from the recording office), reflecting the sale of the Mortgage to the Trustee.

                  Assignment Agreement: A Step 1 Assignment Agreement or a Step 2 Assignment Agreement.

                  Auction Call: As defined in Section 9.03(b).

                  Available Funds: With respect to any Distribution Date and the Mortgage Loans to the extent received by the Master Servicer (x) the sum of (without duplication) (i) all scheduled installments of interest (net of the related Expense Fees) and principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related Determination Date, together with any Monthly Advances in respect thereof;
(ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds received during the related Principal Prepayment Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments (excluding Prepayment Premiums) on the Mortgage Loans received during the related Principal Prepayment Period together with all Compensating Interest paid in connection therewith; (iv) all amounts received with respect to such Distribution Date in connection with a purchase or repurchase of a Deleted Mortgage Loan; (v) all amounts received with respect to such Distribution Date as a Substitution Adjustment Amount received in connection with the substitution of a Mortgage Loan; and (vi) all proceeds received with respect to the termination of the Trust Fund pursuant to clause (a) of Section 11.01; reduced by (y) all amounts in reimbursement for Monthly Advances and Servicing Advances previously made with respect to the Mortgage Loans, and other amounts as to which the Servicers, the Depositor, the Master Servicer, the Securities Administrator, the Trustee (or co-trustee) or the Custodians are entitled to be paid or reimbursed pursuant to this Agreement.

                  Avelo: Avelo Mortgage, L.L.C., a Delaware limited liability company, and its successors in interest.

                  Avelo Call: As defined in Section 11.01.

                  Avelo Servicing Agreement: The Flow Servicing Agreement, dated as of January 1, 2006, between Avelo and the Purchaser, as modified by the related Assignment Agreements.

                  Back-Up Certification: As defined in Section 13.06.

                  Basic Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for such Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for such Distribution Date.

                  Basis Risk Carry Forward Amount: With respect to each Class of Principal Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for any Class of Principal Certificates is based upon the WAC Cap, the excess, if any, of (i) the amount of interest such Class of Certificates would otherwise be entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the WAC Cap, over (ii) the amount of interest that Class of Certificates received on such Distribution Date taking into account the WAC Cap and (B) the Basis Risk Carry Forward Amount for such Class of Certificates for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Class of Certificates for such Distribution Date, without giving effect to the WAC Cap).

                  Basis Risk Payment: For any Distribution Date, an amount equal to the lesser of (i) the aggregate of the Basis Risk Carry Forward Amounts for such Distribution Date and (ii) the Class X Distributable Amount (prior to any reduction for Basis Risk Payments).

                  Book-Entry Certificates: As specified in the Preliminary Statement.

                  Business Day: Any day other than (i) Saturday or Sunday, or
(ii) a day on which banking and savings and loan institutions, in (a) the States of New York, Minnesota, Maryland or California, (b) with respect to a Servicer, the State in which such Servicer's servicing operations are located, or (c) the State in which the Trustee's operations are located, are authorized or obligated by law or executive order to be closed.

                  Certificate: Any one of the Certificates executed by the Securities Administrator in substantially the forms attached hereto as exhibits.

                  Certificate Balance: With respect to any Class of Principal Certificates, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and in the case of any Subordinated Certificates, reduced by any Applied Realized Loss Amounts applicable to such Class of Subordinated Certificates; provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any Class or Classes of Certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such Class or Classes). The Class X and Class P Certificates have no Certificate Balance.

                  Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

                  Certificate Register: The register maintained pursuant to
Section 5.02.

                  Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Securities Administrator is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

                  Certification Parties As defined in Section 13.06.

                  Certifying Person: As defined in Section 13.06.

                  Class: All Certificates bearing the same class designation as set forth in this Agreement.

                  Class A Certificates: As specified in the Preliminary
Statement.

                  Class A Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date over
(ii) the lesser of (A) 87.20% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class AF-2 Certificates: All Certificates bearing the class designation of "Class AF-2."

                  Class AF-3A Certificates: All Certificates bearing the class designation of "Class AF-3A."

                  Class AF-3B Certificates: All Certificates bearing the class designation of "Class AF-3B."

                  Class AF-4 Certificates: All Certificates bearing the class designation of "Class AF-4."

                  Class AF-5 Certificates: All Certificates bearing the class designation of "Class AF-5."

                  Class AF-6 Certificates: All Certificates bearing the class designation of "Class AF-6."

                  Class AF-6 Calculation Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Balance of the Class AF-6 Certificates and the denominator of which is the aggregate Class Certificate Balance of all of the Class A Certificates, in each case before giving effect to distribution of principal on that Distribution Date.

                  Class AF-6 Lockout Distribution Amount. With respect to any Distribution Date, an amount equal to the product of (i) the applicable Class AF-6 Calculation Percentage for that Distribution Date, (ii) the Class AF-6 Lockout Percentage for that Distribution Date and (iii) the Class A Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the lesser of the outstanding Class Certificate Balance of the Class AF-6 Certificates or the Class A Principal Distribution Amount for the applicable Distribution Date.

                  Class AF-6 Lockout Percentage. For any Distribution Date, the following:

                                            Class AF-6
                                             Lockout
   Distribution Date (Months)               Percentage
             1 to 36                            0%
            37 to 60                           45%
            61 to 72                           80%
            73 to 84                           100%
        85 and thereafter                      300%


                  Class AV-1 Certificates: All Certificates bearing the class designation of "Class AV-1."

                  Class B Certificates: As specified in the Preliminary
Statement.

                  Class B-1 Certificates: All Certificates bearing the class designation of "Class B-1."

                  Class B-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution

Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 95.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class B-2 Certificates: All Certificates bearing the class designation of "Class B-2."

                  Class B-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (I) the Class Certificate Balance of the Class B-2 Certificates immediately prior to that Distribution Date over (ii) the lesser of (A) the product of (x) 96.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class B-3 Certificates: All Certificates bearing the class designation of "Class B-3."

                  Class B-3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4

Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date) and (J) the Class Certificate Balance of the Class B-3 Certificates immediately prior to that Distribution Date over (ii) the lesser of (A) the product of 97.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class B-4 Certificates: All Certificates bearing the class designation of "Class B-4."

                  Class B-4 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the Class Certificate Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date) and (K) the Class Certificate Balance of the Class B-4 Certificates immediately prior to that Distribution Date over (ii) the lesser of (A) the product of 98.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

                  Class M Certificates: As specified in the Preliminary
Statement.

                  Class M-1 Certificates: All Certificates bearing the class designation of "Class M-1."

                  Class M-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 89.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-2 Certificates: All Certificates bearing the class designation of "Class M-2."

                  Class M-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 90.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-3 Certificates: All Certificates bearing the class designation of "Class M-3."

                  Class M-3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 91.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-4 Certificates: All Certificates bearing the class designation of "Class M-4."

                  Class M-4 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the Class Certificate Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 92.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-5 Certificates: All Certificates bearing the class designation of "Class M-5."

                  Class M-5 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the Class Certificate Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 93.50% and
(y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class M-6 Certificates: All Certificates bearing the class designation of "Class M-6."

                  Class M-6 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2

Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the Class Certificate Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 94.50% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

                  Class P Certificates: All Certificates bearing the class designation of "Class P."

                  Class R Certificates: All Certificates bearing the class designation of "Class R."

                  Class RC Certificates: All Certificates bearing the class designation of "Class RC."

                  Class RX Certificates: All Certificates bearing the class designation of "Class RX."

                  Class X Certificates: All Certificates bearing the class designation of "Class X."

                  Class X Distributable Amount: On any Distribution Date, (i) as a distribution in respect of interest, the amount of interest that has accrued on the Class X Interest and not applied as an Extra Principal Distribution Amount on such Distribution Date, plus any such accrued interest remaining undistributed from prior Distribution Dates, plus, without duplication, (ii) as a distribution in respect of principal, any portion of the principal balance of the Class X Interest which is distributable as an Overcollateralization Reduction Amount, minus (iii) any amounts paid as a Basis Risk Payment.

                  Class X Interest: The Upper-Tier Regular Interest as specified and described in the Preliminary Statement and the related footnote thereto.

                  Class X REMIC: As defined in the Preliminary Statement.

                  Closing Date: September 28, 2006.

                  Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

                  Collection Account: The "Custodial Account" as defined in the applicable Servicing Agreement.

                  Commission: The U.S. Securities and Exchange Commission.

                  Compensating Interest: For any Distribution Date and Servicer the lesser of (a) the Prepayment Interest Shortfall, if any, for the Distribution Date, with respect to voluntary Principal Prepayments in full or in part by the Mortgagor (excluding any payments made upon liquidation of the Mortgage Loan), and (b) (i) one-half of its aggregate Servicing Fee received for the related Distribution Date in the case of Avelo or (ii) its aggregate Servicing Fee received for the related Distribution Date in the case of Wells Fargo.

                  Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  Corporate Trust Office: With respect to the Securities Administrator, the principal office of the Securities Administrator is located at 9062 Old Annapolis Road, Columbia, Maryland 21045 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, GSAA Home Equity Trust 2006-15, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders. With respect to the Trustee, to the principal office of the Trustee at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration - GS0615, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders.

                  Corresponding Class: The Class of interests in one Trust REMIC created under this Agreement that corresponds to the Class of interests in the other Trust REMIC or to a Class of Certificates in the manner set out below:

              Lower-Tier                              Upper-Tier                            Corresponding
           Regular Interest                        Regular Interest                     Class of Certificates
-------------------------------------  --------------------------------------  -------------------------------------
Class LT-AV-1                                         Class AV-1                             Class AV-1
Class LT-AF-2                                         Class AF-2                             Class AF-2
Class LT-AF-3A                                        Class AF-3A                            Class AF-3A
Class LT-AF-3B                                        Class AF-3B                            Class AF-3B
Class LT-AF-4                                         Class AF-4                             Class AF-4
Class LT-AF-5                                         Class AF-5                             Class AF-5
Class LT-AF-6                                         Class AF-6                             Class AF-6
Class LT-M-1                                           Class M-1                              Class M-1
Class LT-M-2                                           Class M-2                              Class M-2
Class LT-M-3                                           Class M-3                              Class M-3
Class LT-M-4                                           Class M-4                              Class M-4
Class LT-M-5                                           Class M-5                              Class M-5
Class LT-M-6                                           Class M-6                              Class M-6
Class LT-B-1                                           Class B-1                              Class B-1
Class LT-B-2                                           Class B-2                              Class B-2
Class LT-B-3                                           Class B-3                              Class B-3
Class LT-B-4                                           Class B-4                              Class B-4

                  Corridor Provider: Goldman Sachs Capital Markets, L.P., a Delaware limited partnership, and its successors in interest.

                  Custodial File: With respect to each Mortgage Loan, any Mortgage Loan Document which is delivered to the applicable Custodian or which at any time comes into the possession of that Custodian.

                  Custodians: Deutsche Bank, JPMorgan and U.S. Bank.

                  Cut-off Date: September 1, 2006.

                  Cut-off Date Pool Principal Balance: The aggregate Stated Principal Balance of all Mortgage Loans as of the Cut-off Date.

                  Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date (after giving effect to payments of principal due on that date, whether or not received).

                  Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

                  Deleted Mortgage Loan: A Mortgage Loan which is purchased or repurchased by M&T or the Purchaser in accordance with the terms of any Sale Agreement, any Assignment Agreement or this Agreement, as applicable, or which is, in the case of a substitution by Purchaser pursuant to the Assignment Agreements or this Agreement, replaced or to be replaced with a substitute mortgage loan.

                  Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

                  Depositor: GS Mortgage Securities Corp., a Delaware corporation, and its successors in interest.

                  Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

                  Depository Institution: Any depository institution or trust company, including the Trustee and the Securities Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated "P-1" by Moody's and "A-1" by Standard & Poor's.

                  Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  Determination Date: With respect to each Distribution Date, the Business Day immediately preceding the Remittance Date, or, with respect to the Goldman Conduit Mortgage Loans, the 15th calendar day (or if such 15th day is not a Business Day, the Business Day immediately following such 15th day) of the month of the related Remittance Date.

                  Deutsche Bank: Deutsche Bank National Trust Company, a national banking association, and its successors in interest.

                  Distribution Account: The separate Eligible Account created by the Securities Administrator pursuant to Section 3.01(b) in the name of the Securities Administrator as paying agent for the benefit of the Trustee and the Certificateholders and designated "Wells Fargo Bank, National Association, as paying agent, in trust for registered holders of GSAA Home Equity Trust 2006-15, Asset-Backed Certificates, Series 2006-15." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

                  Distribution Date: The 25th day of each month or, if such day is not a Business Day, the immediately succeeding Business Day, commencing in October 2006.

                  Document Certification and Exception Report: The report attached to Exhibit F hereto.

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  Due Period: With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs, except, in the case of the Goldman Conduit Mortgage Loans, the period commencing on the first day of the month and ending on the last day of the month preceding the month of the Remittance Date.

                  EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

                  Eligible Account: Either (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1+" by Standard & Poor's, "F1" by Fitch and "P-1" by Moody's (or a comparable rating if another Rating Agency is specified by the Depositor by written notice to the Servicer) at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Securities Administrator or the Trustee.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption ("PTE") 2002-41, 67 Fed. Reg. 54487 ---
(2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

                  ERISA-Restricted Certificate: As specified in the Preliminary Statement.

                  Event of Default: As defined in the applicable Servicing Agreement.

                  Excess Overcollateralized Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on such Distribution Date over (b) the Specified Overcollateralized Amount for such Distribution Date.

                  Excess Reserve Fund Account: The separate Eligible Account created and maintained by the Securities Administrator pursuant to Sections 3.01(a) in the name of the Securities Administrator as paying agent for the benefit of the Regular Certificateholders and designated "Wells Fargo Bank, National Association, as paying agent, in trust for registered holders of GSAA Home Equity Trust 2006-15, Asset-Backed Certificates, Series 2006-15." Funds in the Excess Reserve Fund Account shall be held in trust for the Regular Certificateholders for the uses and purposes set forth in this Agreement. Amounts on deposit in the Excess Reserve Fund Account shall not be invested.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  Exchange Act Filing Obligation: The obligations of the Master Servicer under Section 9.04 and Article XIII (except Section 13.07) with respect to notice and information to be provided to the Depositor.

                  Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust Fund under the Exchange Act.

                  Expense Fee Rate: As to each Mortgage Loan, a per annum rate equal to the sum of the Servicing Fee Rate and, if set forth on the Mortgage Loan Schedule, the applicable Primary Mortgage Insurance Policy premium rate.

                  Expense Fees: As to each Mortgage Loan, the fees calculated by reference to the Expense Fee Rate.

                  Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for such Distribution Date.

                  Fair Market Value Excess: As defined in Section 11.01.

                  Fannie Mae: The Federal National Mortgage Association, and its successors in interest.

                  Final Scheduled Distribution Date: The Final Scheduled Distribution Date for each Class of Certificates is the Distribution Date occurring in September 2036.

                  Fitch: Fitch, Inc.

                  Fixed Rate Certificates: As specified in the Preliminary Statement.

                  Form 8-K Disclosure Information: As defined in Section
13.02.

                  Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, and its successors in interest.

                  Goldman Conduit: Goldman Sachs Residential Mortgage Conduit Program.

                  Goldman Conduit Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the applicable Goldman Conduit Sale Agreements.

                  Goldman Conduit Sale Agreements: The Master Loan Purchase Agreements, between various mortgage loan sellers and the Purchaser, dated as of their respective dates.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Interest Accrual Period: With respect to any Distribution Date, (i) with respect to the LIBOR Certificates, the period commencing on the immediately preceding Distribution Date (or commencing on the Closing Date in the case of the first Distribution Date) and ending on the day immediately preceding the current Distribution Date and (ii) with respect to the Fixed Rate Certificates, the calendar month immediately preceding the month in which such Distribution Date occurs. For purposes of computing interest accruals on each Class of LIBOR Certificates, each Interest Accrual Period has the actual number of days in such period and each year is assumed to have 360 days. For purposes of computing interest accruals on the Fixed Rate Certificates, each Interest Accrual Period has 30 days in such period and each year is assumed to have 360 days.

                  Interest Remittance Amount: With respect to any Distribution Date, that portion of Available Funds attributable to interest relating to the Mortgage Loans.

                  Interest Rate Corridor Agreement: The interest rate corridor agreement, dated September 13, 2006, between the Corridor Provider and the Trust, for the benefit of the Class B-4 Certificates.

                  Interest Rate Corridor Payment: For the first 24 Distribution Dates, the amount, if any, as calculated by the Corridor Provider and reported to the Securities Administrator, equal to the product of (a) the excess, if any, of one-month LIBOR (as determined pursuant to the Interest Rate Corridor Agreement) as of the related reset date over a cap strike rate set forth on the interest rate corridor agreement schedule attached to the Interest Rate Corridor Agreement, up to 8.00% per annum, (b) $2,728,000 and
(c) the actual number of days in the applicable Interest Accrual Period divided by 360.

                  Investment Account: As defined in Section 3.02(a).

                  Item 1119 Party: The Depositor, the Master Servicer, the Trustee, any Servicer, any subservicer, any originator identified in the Prospectus Supplement.

                  JPMorgan: JPMorgan Chase Bank, National Association, a national banking association, and its successors in interest.

                  LIBOR: With respect to any Interest Accrual Period for the LIBOR Certificates, the rate determined by the Securities Administrator on the related LIBOR Determination Date on the basis of the offered rate for one month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided, that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market. In such event, the Securities Administrator shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator (after consultation with the Depositor), at approximately 11:00 a.m. (New York City time) on such date for one-month U.S. dollar deposits of leading European banks. The establishment of LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculations based thereon, in the absence of manifest error, shall be final and binding. Except as otherwise set forth herein, absent manifest error, the Securities Administrator may conclusively rely on quotations of LIBOR as such quotations appear on Telerate Screen Page 3750.

                  LIBOR Certificates: As specified in the Preliminary
Statement.

                  LIBOR Determination Date: With respect to any Interest Accrual Period for the LIBOR Certificates, the second London Business Day preceding the commencement of such Interest Accrual Period.

                  Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the Principal Prepayment Period preceding the month of such Distribution Date and as to which the applicable Servicer has certified that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

                  Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any Subsequent Recoveries.

                  London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

                  Lower-Tier Principal Amount: As described in the Preliminary Statement.

                  Lower-Tier Regular Interest: As described in the Preliminary Statement.

                  Lower-Tier REMIC: As described in the Preliminary Statement.

                  M&T Mortgage: M&T Mortgage Corporation, a New York State Chartered corporation, and its successors in interest.

                  M&T Mortgage Loans: The mortgage loans acquired by the Purchaser from M&T Mortgage pursuant to the M&T Sale Agreement.

                  M&T Sale Agreement: The Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2005, among M&T Mortgage and the Purchaser, as modified by the related Assignment Agreements.

                  Majority Class X Certificateholder: The Holder or Holders of a majority of the Percentage Interests in the Class X Certificates.

                  Master Servicer: Wells Fargo, and if a successor master servicer is appointed hereunder, such successor.

                  Master Servicer Event of Default: As defined in Section
9.04.

                  Master Servicing Fee: As to any Distribution Date, an amount equal to the investment income earned on amounts on deposit in the Distribution Account during the Master Servicer Float Period.

                  Master Servicer Float Period: As to any Distribution Date and each Mortgage Loan, the period commencing on the related Remittance Date immediately preceding such Distribution Date and ending on such Distribution Date.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS Loan: Any Mortgage Loan registered with MERS on the MERS System.

                  MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

                  Monthly Advance: As defined in the applicable Servicing Agreement.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Monthly Statement: The statement made available to the Certificateholders pursuant to Section 4.02.

                  Moody's: Moody's Investors Service, Inc. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 12.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Mortgage Pass-Through Group, or such other address as Moody's may hereafter furnish to the Depositor and the Servicer.

                  Mortgage: The mortgage, deed of trust or other instrument identified on the Mortgage Loan Schedule as securing a Mortgage Note.

                  Mortgage File: The items pertaining to a particular Mortgage Loan contained in either the Servicing File or Custodial File.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

                  Mortgage Loan: An individual Mortgage Loan which is the subject of a Sale Agreement and a Servicing Agreement, each Mortgage Loan originally sold and subject to any Sale Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Servicing File, the Monthly Payments, Principal Prepayments, Prepayment Premiums, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Documents: The mortgage loan documents pertaining to each Mortgage Loan.

                  Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Schedule I (which shall be delivered to the Custodians in an electronic format acceptable to the Custodians), such schedule setting forth the following information with respect to each Mortgage Loan: (1) Responsible Party's Mortgage Loan number; (2) the address, city, state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgagor is self-employed; (4) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home; (5) a code indicating whether the Mortgaged Property is a single family residence, two family residence, three-family residence, four family residence, condominium, manufactured housing or planned unit development; (6) the purpose of the Mortgage Loan; (7) the type of Mortgage Loan; (8) the Mortgage Interest Rate at origination; (9) the current Mortgage Interest Rate; (10) the name of the applicable Servicer; (11) the applicable Servicing Fee Rate; (12) the current Monthly Payment; (13) the original term to maturity; (14) the remaining term to maturity; (15) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (16) the

LTV at origination and if the Mortgage Loan has a second lien, combined LTV at origination; (17) the actual principal balance of the Mortgage Loan as of the Cut-off Date; (18) social security number of the Mortgagor; (19) a code indicating whether the Mortgage Loan had a second lien at origination; (20) if the Mortgage Loan has a second lien, combined loan balance as of the Cut-off Date; (21) a code indicating whether the Mortgaged Property is a leasehold estate; (22) the due date of the Mortgage Loan; (23) whether the Mortgage Loan is insured by a primary mortgage insurance policy and the name of the insurer;
(24) the certificate number of the Primary Mortgage Insurance Policy; (25) the amount of coverage of the Primary Mortgage Insurance Policy, and if it is a lender-paid Primary Mortgage Insurance Policy, the premium rate; (26) the type of appraisal; (27) a code indicating whether the Mortgage Loan is a MERS Loan;
(28) documentation type (including asset and income type); (29) first payment date; (30) the schedule of the payment delinquencies in the prior 12 months;
(31) FICO score; (32) the Mortgagor's name; (33) the stated maturity date;
(34) the original principal amount of the Mortgage Loan and (35) the name of the applicable Custodian.

                  Mortgaged Property: The real property (or leasehold estate, if applicable) identified on the Mortgage Loan Schedule as securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor: The obligor on a Mortgage Note.

                  Net Monthly Excess Cash Flow: For any Distribution Date the amount remaining for distribution pursuant to subsection 4.01(a)(iii) (before giving effect to distributions pursuant to such subsection).

                  Net Prepayment Interest Shortfall: For any Distribution Date, the amount by which the sum of the Prepayment Interest Shortfalls exceeds the sum of the Compensating Interest payments made on such Distribution Date.

                  NIM Issuer: The entity established as the issuer of the NIM Securities.

                  NIM Securities: Any debt securities secured or otherwise backed by some or all of the Class P and Class X Certificates.

                  NIM Trustee: The trustee for the NIM Securities.

                  Non Permitted Transferee: As defined in Section 8.12(e).

                  Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer (in accordance with the related Servicing Standard set forth in the related Servicing Agreement), the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  Nonrecoverable Servicing Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property, which, in the good faith business judgment of the Servicer (in accordance with the related Servicing Standard set forth in the related Servicing Agreement), the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Servicing Advance, would not, be ultimately recoverable from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise.

                  Notice of Final Distribution: The notice to be provided pursuant to Section 11.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

                  Offered Certificates: As specified in the Preliminary
Statement.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of any Servicer or any Responsible Party, and delivered to the Trustee and the Securities Administrator, as required by any Servicing Agreement or Sale Agreement or, in the case of any other Person, signed by an authorized officer of such Person.

                  Opinion of Counsel: A written opinion of counsel, who may be in house counsel for a Servicer, reasonably acceptable to the Trustee and/or the Securities Administrator, as applicable (and/or such other Persons as may be set forth herein); provided, that any Opinion of Counsel relating to (a) qualification of any Trust REMIC or (b) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the applicable Servicer or the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the applicable Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the applicable Servicer or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

                  Optional Termination Date: The Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is equal to 10.00% or less of the Cut-off Date Pool Principal Balance.

                  Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

                  (i) Certificates theretofore canceled by the Securities Administrator or delivered to the Securities Administrator for cancellation; and

                  (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Securities Administrator pursuant to this Agreement.

                  Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

                  Overcollateralized Amount: As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over (b) the aggregate of the Class Certificate Balances of the Principal Certificates as of such Distribution Date (after giving effect to the payment of the Principal Remittance Amount on such Certificates on such Distribution Date).

                  Overcollateralization Deficiency: With respect to any Distribution Date, the excess, if any, of (a) the Specified Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date. Overcollateralization Floor: With respect to any Distribution Date, 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  Overcollateralization Reduction Amount: With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the Net Monthly Excess Cash Flow.

                  Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

                  Par Value: means an amount equal to the greater of (a) the sum of (1) 100% of the unpaid principal balance of the Mortgage Loans (other than Mortgage Loans related to REO Properties), (2) interest accrued and unpaid on the Mortgage Loans, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee and (4) with respect to any REO Property, the lesser of (x) the appraised value of each REO Property, as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer or its designee, and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, and (b) the sum of (1) the aggregate unpaid Class Certificate Balance of each class of certificates then outstanding, (2) interest accrued and unpaid on the certificates and (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee.

                  Pass-Through Rate: For each Class of Certificates and each Lower-Tier Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

                  Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

                  Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Servicer, the Trustee, the Securities Administrator or any of their respective Affiliates:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than thirty (30)
         days) denominated in United States dollars and issued by any Depository Institution and rated F1+ by Fitch, P-1 by Moody's and A-1+ by S&P;

                  (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than thirty (30) days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds, including money market funds advised by the Depositor, the Securities Administrator or the Trustee or an Affiliate thereof, that have been rated "Aaa" by Moody's, "AAAm" or "AAAm-G" by Standard & Poor's and, if rated by Fitch, at least "AA" by Fitch; and

                  (vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing "Aaa" or "AAA" rated securities;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of such Person or any other U.S. Person, (vi) an "electing large partnership" within the meaning of Section 775 of the Code and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such government unit.

                  Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                  Physical Certificates: As specified in the Preliminary Statement.

                  Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans for such Distribution Date that were Outstanding Mortgage Loans on the Due Date in the related Due Period.

                  Prepayment Interest Shortfall: With respect to any Remittance Date, the sum of, for each Mortgage Loan that was during the related Principal Prepayment Period the subject of a Principal Prepayment that was applied by the Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Principal Prepayment Period, an amount equal to the product of (a) the Mortgage Interest Rate net of the applicable Servicing Fee Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which such Principal Prepayment was applied and ending on the last day of the related Principal Prepayment Period.

                  Prepayment Premium: Any prepayment premium, penalty or charge, if any, required under the terms of the related Mortgage Note to be paid in connection with a Principal Prepayment, to the extent permitted by law.

                  Principal Certificates: As specified in the Preliminary Statement.

                  Principal Distribution Amount: For any Distribution Date, the sum of (i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.

                  Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan (including upon liquidation of a Mortgage Loan) which is received in advance of its scheduled Due Date, including any Prepayment Premium, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

                  Principal Prepayment Period: With respect to any Distribution Date, (i) with respect to the Mortgage Loans serviced by Avelo, the calendar month preceding the month in which that Distribution Date occurs and (ii) with respect to the Mortgage Loans serviced by Wells Fargo, the 14th day of the calendar month preceding the month in which that Distribution Date occurs (or, in the case of the first Distribution Date, the Cut-off Date) to the 13th day of the month in which the Distribution Date occurs.

                  Principal Remittance Amount: With respect to any Distribution Date and the Mortgage Loans, the amount equal to the sum of the following amounts (without duplication): (i) all scheduled payments of principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related Determination Date, together with any Monthly Advances in respect thereof; (ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds allocable to principal and received during the related Principal Prepayment Period; (iii) all Principal Prepayments allocable to principal and received during the related Principal Prepayment Period; (iv) all amounts received with respect to such Distribution Date representing the portion of the purchase price allocable to principal in connection with a purchase or repurchase of a Deleted Mortgage Loan; (v) principal portion of all amounts received with respect to such Distribution Date as a Substitution Adjustment Amount and received in connection with the substitution of a Mortgage Loan and (vi) the allocable portion of the proceeds received with respect to the termination of the Trust Fund pursuant to clause
(a) of Section 11.01 (to the extent such proceeds relate to principal).

                  Private Certificates: As specified in the Preliminary
Statement.

                  Prospectus Supplement: The Prospectus Supplement, dated September 27, 2006, relating to the Offered Certificates.

                  PTCE: Prohibited Transaction Class Exemption, issued by the U.S. Department of Labor.

                  PUD: A planned unit development.

                  Purchaser: Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

                  Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers. For purposes of Section 12.05(b), the addresses for notices to each Rating Agency shall be the address specified therefor in the definition corresponding to the name of such Rating Agency, or such other address as either such Rating Agency may hereafter furnish to the Depositor and the Servicer.

                  Realized Losses: With respect to any date of determination and any Liquidated Mortgage Loan, the amount, if any, by which (a) the unpaid principal balance of such Liquidated Mortgage Loan together with accrued and unpaid interest thereon exceeds (b) the Liquidation Proceeds with respect thereto net of the expenses incurred by the Servicer in connection with the liquidation of such Liquidated Mortgage Loan and net of any amount of unreimbursed Servicing Advances with respect to such Liquidated Mortgage Loan.

                  Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the related Interest Accrual Period; provided, however, that for any Definitive Certificate issued pursuant to Section 5.02(e), the Record Date shall be the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

                  Reference Bank: As defined in Section 4.04.

                  Regular Certificates: As specified in the Preliminary
Statement.

                  Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Servicemembers' Civil Relief Act of 1940 or any similar state statutes.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

                  Remittance Date: With respect to any Distribution Date, (i) with respect to the Mortgage Loans serviced by Avelo, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of the month in which such Distribution Date occurs and (ii) with respect to the Mortgage Loans serviced by Wells Fargo, the 24th day (or if such 24th day is not a Business Day, the first Business Day immediately preceding such 24th day) of the month in which such Distribution Date occurs.

                  REO Disposition: The final sale by the Servicer of any REO Property.

                  REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Reportable Event: As defined in Section 13.02.

                  Reporting Party: The Depositor, any Originator, the Master Servicer, any Servicer, any originator identified in the Prospectus Supplement, any corridor contract counterparty, any credit enhancement provider described herein and any other material transaction party (excluding the Trustee and the Custodians) as may be mutually agreed between the Depositor and the Master Servicer from time to time for the purpose of complying with the requirements of the Commission.

                  Reporting Servicer: As defined in Section 13.04.

                  Reporting Subcontractor: With respect to the Master Servicer or the Securities Administrator, any Subcontractor determined by such Person pursuant to Section 13.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

                  Residual Certificates: As specified in the Preliminary Statement.

                  Responsible Officer: When used with respect to the Securities Administrator or the Master Servicer, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any associate or any other officer of the Securities Administrator or the Master Servicer, customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement. When used with respect to the Trustee, any officer of the Trustee having direct responsibility for the administration of this transaction, or to whom corporate trust matters are referred because of that officer's knowledge of and familiarity with the particular subject.

                  Responsible Party: With respect to the M&T Mortgage Loans, M&T, in its capacity as seller under the M&T Sale Agreement and with respect to the Goldman Conduit Mortgage Loans, the Purchaser.

                  Rule 144A: Rule 144A under the Securities Act.

                  Rule 144A Letter: As defined in Section 5.02(b).

                  Sale Agreement: Each of the M&T Sale Agreement and the Goldman Conduit Sale Agreements.

                  Sarbanes-Oxley Certification: As defined in Section 13.06.

                  Securities Act: The Securities Act of 1933, as amended.

                  Securities Administrator: Wells Fargo, and if a successor securities administrator is appointed hereunder, such successor.

                  Senior Enhancement Percentage: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs.

                  Senior Specified Enhancement Percentage: As of any date of determination, 12.80%.

                  Sequential Trigger Event: With respect to any Distribution Date (a) before the 37th Distribution Date, the circumstances in which the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 0.500%, or (b) on or after the 37th Distribution Date, if a Trigger Event is in effect.

                  Servicer: Each of Avelo and Wells Fargo in its capacity as servicer under the related Servicing Agreement, or any successor servicer appointed pursuant to such Servicing Agreement.

                  Servicing Advances: As defined in the related Servicing Agreement.

                  Servicing Agreement: Each of the Avelo Servicing Agreement and the Wells Fargo Servicing Agreement.

                  Servicing Criteria: The "servicing criteria" set forth in
Item 1122(d) of Regulation AB, as the same may be amended from time to time.

                  Servicing Fee: As defined in the related Servicing
Agreement.

                  Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate for such Mortgage Loan specified on the Mortgage Loan Schedule.

                  Servicing File: As defined in the applicable Servicing Agreement.

                  Servicing Function Participant: Any Subservicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trustee, the Securities Administrator and any Custodian, that is performing activities addressed by the Servicing Criteria.

                  Similar Law: As defined in Section 5.02(b).

                  Specified Overcollateralized Amount: Prior to the Stepdown Date, an amount equal to 0.750% of the Cut-off Date Pool Principal Balance. On and after the Stepdown Date, an amount equal to 1.50% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, subject, until the Class Certificate Balance of each Class of Principal Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount shall not be reduced to the applicable percentage of the then current aggregate Stated Principal Balance of the Mortgage Loans but instead will remain the same as the prior period's Specified Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Class Certificate Balance of each Class of Principal Certificates has been reduced to zero, the Specified Overcollateralized Amount will thereafter be zero.

                  Standard & Poor's or S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. If Standard & Poor's is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 12.05(b) the address for notices to Standard & Poor's shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention:
Residential Mortgage Surveillance Group - GSAA Home Equity Trust 2006-15, or such other address as Standard & Poor's may hereafter furnish to the Depositor and the Servicer.

                  Startup Day: The Closing Date.

                  Stated Principal Balance: As to each Mortgage Loan and as of any Determination Date, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the Securities Administrator with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any Mortgage Loan will give effect to any scheduled payments of principal received or advanced prior to the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Principal Prepayment Period, and the Stated Principal Balance of any Mortgage Loan that has prepaid in full or has become a Liquidated Mortgage Loan during the related Principal Prepayment Period shall be zero.

                  Step 1 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of September 28, 2006, among the Purchaser, Avelo and the Depositor, (ii) Assignment, Assumption and Recognition Agreement, dated as of September 28, 2006, among the Purchaser, M&T and the Depositor and (iii) Assignment, Assumption and Recognition Agreement, dated as of September 28, 2006, among the Purchaser, Wells Fargo and the Depositor.

                  Step 2 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of September 28, 2006, among the Depositor, the Trustee and M&T, (ii) Assignment, Assumption and Recognition Agreement, dated as of September 28, 2006, among the Depositor, the Trustee and Avelo and (iii) Assignment, Assumption and Recognition Agreement, dated as of September 28, 2006, among the Depositor, the Trustee and Wells Fargo.

                  Stepdown Date: The earlier to occur of (a) the date on which the aggregate Class Certificate Balance of the Class A Certificates has been reduced to zero and (b) the later to occur of (i) the Distribution Date in October 2009 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

                  Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Master Servicer, any Servicer, any subservicer or the Securities Administrator, as the case may be.

                  Subordinated Certificates: As specified in the Preliminary Statement.

                  Subsequent Recoveries: Amounts received with respect to any Liquidated Mortgage Loan after it has become a Liquidated Mortgage Loan.

                  Substitution Adjustment Amount: With respect to the M&T Sale Agreement or with respect to a Mortgage Loan substituted by the Purchaser, an amount of cash received from M&T or the Purchaser, as applicable, in connection with a substitution for a Deleted Mortgage Loan.

                  Tax Matters Person: The Holder of the Class R, Class RC and Class RX Certificates is designated as "tax matters person" of the Lower-Tier REMIC, Middle-Tier REMIC and the Upper-Tier REMIC, respectively, in the manner provided under Treasury Regulations Section 1.806F-4(d) and Treasury Regulations Section 301.6234(a)(7)-1.

                  Telerate Page 3750: The display page currently so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

                  Termination Price: As defined in Section 11.01.

                  Total Monthly Excess Spread: As to any Distribution Date, an amount equal to the excess if any, of (i) the interest collected (prior to the related Remittance Date) or advanced on the Mortgage Loans for Due Dates during the related Due Period (net of Expense Fees) over (ii) the sum of the interest payable to the Principal Certificates on such Distribution Date pursuant to Section 4.01(a)(i).

                  Transaction Documents: This Agreement, the Interest Rate Corridor Agreement, the Assignment Agreements and any other document or agreement entered into in connection with the Trust Fund, the Certificates or the Mortgage Loans.

                  Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

                  Transfer Affidavit: As defined in Section 5.02(c)(ii).

                  Transferor Certificate: As defined in Section 5.02(b).

                  Trigger Event: With respect to any Distribution Date, a Trigger Event exists if (i) on such Distribution Date the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of 60+ Day Delinquent Mortgage Loans, and (y) the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the related Due Period equals or exceeds 50.00% of the Senior Enhancement Percentage as of the last day of the prior Due Period or (ii) the quotient (expressed as a percentage) of (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Principal Prepayment Period divided by (y) the Cut-off Date Pool Principal Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

        Distribution Date Occurring In                                          Loss Percentage
        ------------------------------                                          ---------------
        October 2008 - September 2009                       0.200% for the first month, plus an additional 1/12th
                                                            of 0.300% for each month thereafter (e.g.,
                                                            approximately 0.225% in November 2008)

        October 2009 - September 2010                       0.500% for the first month, plus an additional 1/12th
                                                            of 0.350% for each month thereafter (e.g.,
                                                            approximately 0.529% in November 2009)

        October 2010 - September 2011                       0.850% for the first month, plus an additional 1/12th
                                                            of 0.350% for each month thereafter (e.g.,
                                                            approximately 0.879% in November 2010)

        October 2011 - September 2012                       1.200% for the first month, plus an additional 1/12th
                                                            of 0.250% for each month thereafter (e.g.,
                                                            approximately 1.221% in November 2011)

        October 2012 and thereafter                                                  1.450%

                  Trust: The express trust created hereunder in Section
2.01(c).

                  Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date; (ii) the Interest Rate Corridor Agreement and all amounts received thereunder; (iii) the Excess Reserve Fund Account, the Distribution Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iv) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (v) the rights of the Trust under the Step 2 Assignment Agreements; and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing. The Trust Fund created hereunder is referred to as the GSAA Home Equity Trust 2006-15.

                  Trust REMIC: As specified in the Preliminary Statement.

                  Trustee: Deutsche Bank, and its successors in interest, and, if a successor trustee is appointed hereunder, such successor.

                  Underwriters' Exemption: Any exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), or amended by Prohibited Transaction Exemption 2002-19, 67 Fed. Reg. 14979, or any successor exemption.

                  Unpaid Interest Amount: As of any Distribution Date and any Class of Certificates, the sum of (a) the portion of the Accrued Certificate Interest Distribution Amount from Distribution Dates remaining unpaid prior to the current Distribution Date and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

                  U.S. Bank: U.S. Bank National Association, a national banking association, and its successors in interest.

                  U.S. Person: (i) A citizen or resident of the United States;
(ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

                  Upper-Tier Regular Interest: As described in the Preliminary Statement.

                  Upper-Tier REMIC: As described in the Preliminary Statement.

                  Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Class X Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Class P Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

                  WAC Cap: With respect to the Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (A) the weighted average of the Adjusted Net Mortgage Interest Rates then in effect on the beginning of the related Due Period on the Mortgage Loans, and (B) 30 divided by the actual number of days in the related Interest Accrual Period, in the case of the LIBOR Certificates, and 30 divided by 360, in the case of the Fixed Rate Certificates.

                  Wells Fargo: Wells Fargo Bank, National Association, a national banking association, and its successors in interest.

                  Wells Fargo Servicing Agreement: The Servicing Agreement, dated as of June 30, 2006, between Wells Fargo and the Purchaser, as modified by the related Assignment Agreements.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

                  Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

                  (b) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered or caused to be delivered to the applicable Custodian on behalf of the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each applicable Mortgage Loan so assigned:

                  (i) the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

                  (ii) The original Assignment of Mortgage in blank (or, in the case of the Goldman Conduit Mortgage Loans, in form and substance acceptable for recording or if the Mortgage is to be recorded, assigned to the Purchaser), unless the Mortgage Loan is a MERS Loan;

                  (iii) personal endorsement, surety and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if any);

                  (iv) the related original Mortgage and evidence of its recording or a certified copy of the mortgage with evidence of recording;

                  (v) originals of any intervening Mortgage assignment or certified copies in either case necessary to show a complete chain of title from the original mortgagee to the seller and evidencing recording; provided, that, except in the case of the Goldman

         Conduit Mortgage Loans, the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

                  (vi) originals of all assumption, modification, consolidation or extension agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement; provided, that, in the case of the Goldman Conduit Mortgage Loans, an original with evidence of recording thereon is always required;

                  (vii) if applicable to the files held by the applicable Custodian, an original or copy of a title insurance policy or evidence of title;

                  (viii) to the extent applicable, an original power of attorney;

                  (ix) for each Mortgage Loan (if applicable to the files held by the applicable Custodian) with respect to which the Mortgagor's name as it appears on the note does not match the borrower's name on the Mortgage Loan Schedule, one of the following: the original of the assumption agreement or a certified copy thereof;

                  (x) if applicable to the files held by the applicable Custodian, a security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any; and

                  (xi) with respect to each Mortgage Loan, the complete Custodial File (as defined below) including all items as set forth in the applicable Servicing Agreement to the extent in the possession of the Depositor or the Depositor's Agents.

                  The Depositor shall deliver or cause each Responsible Party to deliver to each Custodian the applicable recorded document promptly upon receipt from the respective recording office but in no event later than 120 days from the Closing Date.

                  From time to time, pursuant to the applicable Sale Agreement, the Responsible Party may forward to the applicable Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan, in accordance with the terms of the applicable Sale Agreement. All such mortgage documents held by the Custodians as to each Mortgage Loan shall constitute the "Custodial File."

                  On or prior to the Closing Date, the Depositor shall deliver to the Custodians Assignments of Mortgages (except in the case of MERS Loans), in blank, for each applicable Mortgage Loan. On the Closing Date, the Trustee shall provide a written request to each Responsible Party to submit the Assignments of Mortgage for recordation, at the Responsible Party's expense, pursuant to the applicable Sale Agreement. Each Custodian shall deliver the Assignment of Mortgages to be submitted for recordation to the applicable Responsible Party upon receipt of a written request for release in standard and customary form as set forth in Exhibit L-1, L-2 or L-3, as applicable.

                  On or prior to the Closing Date, the Depositor shall deliver to the Custodians and the Master Servicer a copy of the Mortgage Loan Schedule in electronic, machine readable medium in a form mutually acceptable to the Depositor, the applicable Custodian, the Master Servicer and the Trustee.

                  In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian within the time period and in the manner specified in the applicable Sale Agreement, the Trustee shall take or cause to be taken such remedial actions under the Sale Agreement against the applicable Responsible Party as may be permitted to be taken thereunder, including without limitation, if applicable, the repurchase by the applicable Responsible Party of such Mortgage Loan. The foregoing repurchase remedy shall not apply in the event that the Responsible Party cannot deliver such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided, that the applicable Responsible Party shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an Officer's Certificate of an officer of the applicable Responsible Party, confirming that such document has been accepted for recording.

                  Notwithstanding anything to the contrary contained in this
Section 2.01, in those instances where the public recording office retains or loses the original Mortgage or assignment after it has been recorded, the obligations of the Responsible Party shall be deemed to have been satisfied upon delivery by the Responsible Party to the applicable Custodian prior to the Closing Date of a copy of such Mortgage or assignment, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof.

                  (c) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the "Trust") to be known, for convenience, as "GSAA Home Equity Trust 2006-15" and Deutsche Bank is hereby appointed as Trustee in accordance with the provisions of this Agreement.

                  (d) It is the policy and intention of the Trust that none of the Mortgage Loans included in the Trust is (a) covered by the Home Ownership and Equity Protection Act of 1994, or (b) considered a "high cost home," "threshold," "predatory" or "covered" loan (excluding "covered home loans" as defined under clause (1) of the definition of "covered home loans" in the New Jersey Home Ownership Security Act of 2002) under applicable state, federal or local laws.

                  Section 2.02 Acceptance by the Custodians of the Mortgage Loans. Each Custodian acknowledges receipt of the documents identified in the Initial Certification, subject to any exceptions listed on the exception report attached thereto, in the form annexed hereto as Exhibit E, and declares that it holds and will hold such documents and the other documents delivered to it pursuant to Section 2.01, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. Deutsche Bank, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of California, JPMorgan, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Texas and U.S. Bank, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Minnesota, unless otherwise permitted by the Rating Agencies.

                  Prior to and as a condition to the Closing, each Custodian shall deliver via facsimile (with original to follow the next Business Day) to the Depositor an Initial Certification prior to the Closing Date, or as the Depositor agrees to, on the Closing Date, certifying receipt of a Mortgage Note and Assignment of Mortgage, subject to any exceptions listed on the exception report attached thereto, for each Mortgage Loan. None of the Custodians shall be responsible for verifying the validity, sufficiency or genuineness of any document in any Custodial File.

                  On the Closing Date, each Custodian shall ascertain that all documents required to be delivered to it on or prior to the Closing Date are in its possession, subject to any exceptions listed on the exception report attached thereto, and shall deliver to the Depositor and the Trustee an Initial Certification, in the form annexed hereto as Exhibit E, and shall deliver to the Depositor and the Trustee a Document Certification and Exception Report, in the form annexed hereto as Exhibit F, within ninety (90) days after the Closing Date to the effect that, as to each applicable Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as an exception and not covered by such certification): (i) all documents required to be delivered to it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, as to Deutsche Bank, the information set forth in items 2, 8, 33, and 34 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct;
(iv) based on its examination and only as to the foregoing documents, as to JPMorgan, the information set forth in items 2, 8, 33, and 34 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; (v) based on its examination and only as to the foregoing documents, as to U.S. Bank, the information set forth in items 2, 8, 33, and 34 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct and (vi) each Mortgage Note has been endorsed as provided in Section 2.01 of this Agreement. None of the Custodians shall be responsible for verifying the validity, sufficiency or genuineness of any document in any Custodial File.

                  Each Custodian shall retain possession and custody of each applicable Custodial File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the applicable Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Custodial File as come into the possession of the Servicer from time to time.

                  Each Custodian shall notify the Trustee of any Mortgage Loans that do not conform to the requirements of Sections 2.01 and 2.02 hereof by delivery of the Document Certification and Exception Report. In its capacity as "Assignee" under the Step 2 Assignment Agreements, the Trustee shall enforce the obligation of the Responsible Parties to cure or repurchase Mortgage Loans that do not conform to such requirements as determined in the applicable Custodian's review as required herein, or based upon notification from the Master Servicer (who shall be entitled to rely on information regarding any such defaults by a Responsible Party that has been provided by the applicable Servicer for purposes of providing such notification to the Trustee), by notifying the applicable Responsible Party to correct or cure such default. In its capacity as Assignee under the Step 2 Assignment Agreements, the Trustee shall also enforce the obligation of the Responsible Parties under the Sale Agreements, and to the extent applicable, of any Servicer under the Servicing Agreements and of the Purchaser under the Step 1 Assignment Agreements to cure or repurchase Mortgage Loans for which there is a defect or a breach of a representation or warranty thereunder of which a Responsible Officer of the Trustee has actual knowledge, by notifying the applicable party to correct or cure such default. If any Servicer, any Responsible Party or the Purchaser, as the case may be, fails or is unable to correct or cure the defect or breach within the period set forth in the applicable agreement, the Trustee shall notify the Depositor of such failure to correct or cure. Unless otherwise directed by the Depositor within five (5) Business Days after notifying the Depositor of such failure by the applicable party to correct or cure, the Trustee shall notify such party to repurchase the Mortgage Loan. If, within ten (10) Business Days of receipt of such notice by such party, such party fails to repurchase such Mortgage Loan, the Trustee shall notify the Depositor of such failure. The Trustee shall pursue all legal remedies available to the Trustee against the Servicers, the Responsible Parties and the Purchaser, as applicable, under this Agreement, if the Trustee has received written notice from the Depositor directing the Trustee to pursue such remedies.

                  Section 2.03 Execution and Delivery of Certificates. The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

                  Section 2.04 REMIC Matters. The Preliminary Statement sets forth the designations for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "latest possible maturity date" is September 25, 2036, which is the Distribution Date following the latest Mortgage Loan maturity date. Amounts paid to the Class X Certificates (prior to any reduction for any Basis Risk Payment) shall be deemed paid from the Upper-Tier REMIC to the Class X REMIC in respect of the Class X Interest and from the Class X REMIC to the holders of the Class X Certificates prior to distribution of Basis Risk Payments to the Principal Certificates.

                  Amounts distributable to the Class X Certificates shall be deemed paid from the Master REMIC to the Holders of the Class X Certificates prior to distribution of any Basis Risk Payments to the Principal
Certificates.

                  For federal income tax purposes, any amount distributed on the Principal Certificates on any such Distribution Date in excess of their Pass Through Rate shall be treated as having been paid from the Excess Reserve Fund Account.

                  Section 2.05 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee that as of the date of this Agreement or as of such date specifically provided herein:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

                  (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound;
(ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                  (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

                  (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder; and

                  (h) Immediately prior to the transfer and assignment by the Depositor to the Trustee on the Closing Date, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trustee. The transfer of each Mortgage Note and each Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Trustee, for the benefit of the Certificateholders, all right, title, and interest of the Depositor thereto as note holder and mortgagee or (ii) to grant to the Trustee, for the benefit of the Certificateholders, the security interest referred to in Section 12.04 hereof.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the respective Custodial Files to the Custodians, and shall inure to the benefit and to Certificateholders.

                  Section 2.06 Representations and Warranties of JPMorgan. JPMorgan, as Custodian, hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

                  (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

                  (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that
(i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

                  Section 2.07 Representations and Warranties of Deutsche Bank. Deutsche Bank, in its capacity as a Custodian, hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

                  (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

                  (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that
(i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

                  Section 2.08 Representations and Warranties of U.S. Bank. U.S. Bank hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

                  (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

                  (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that
(i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

                                  ARTICLE III

                                TRUST ACCOUNTS

                  Section 3.01 Excess Reserve Fund Account; Distribution Account. (a) The Securities Administrator shall establish and maintain the Excess Reserve Fund Account to receive any Basis Risk Payment and any Interest Rate Corridor Payment and to secure their limited recourse obligation to pay to the Principal Certificateholders any Basis Risk Carry Forward Amounts. On each Distribution Date, the Securities Administrator shall deposit the amount of any Basis Risk Payment and any Interest Rate Corridor Payment received by it for such date into the Excess Reserve Fund Account.

                  On each Distribution Date on which there exists a Basis Risk Carry Forward Amount on any Class or Classes of Principal Certificates, the Securities Administrator shall (1) withdraw from the Distribution Account, to the extent of funds available therefor in the Distribution Account, and deposit in the Excess Reserve Fund Account, as set forth in Section 4.01(a)(iii)(L), the lesser of (x) the Class X Distributable Amount (without regard to the reduction in clause (iii) of the definition thereof with respect to Basis Risk Payments) (to the extent remaining after the distributions specified in Sections 4.01(a)(iii)(A)-(L)) and (y) the aggregate Basis Risk Carry Forward Amount of the Principal Certificates for such Distribution Date and (2) withdraw from the Excess Reserve Fund Account amounts necessary (including Interest Rate Corridor Payments) to pay to such Class or Classes of Certificates the related Basis Risk Carry Forward Amount. Such payments shall be allocated to those Classes based upon the amount of Basis Risk Carry Forward Amount owed to each such Class and shall be paid in the priority set forth in Section 4.01(a)(iii)(M).

                  The Securities Administrator shall account for the Excess Reserve Fund Account as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Excess Reserve Fund Account are the Class X Certificateholders. For all federal income tax purposes, amounts transferred to the Excess Reserve Fund Account shall be treated as distributions by the Securities Administrator from the Class X REMIC to the Class X Certificates and then contributed by the Class X Certificateholders to the Excess Reserve Fund Account.

                  Any Basis Risk Carry Forward Amounts distributed by the Securities Administrator to the Principal Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates and then to the respective Class or Classes of Principal Certificates in accordance with the priority of payments in this Section 3.01. In addition, the Securities Administrator shall account for the Principal
Certificateholders' rights to receive payments of Basis Risk Carry

Forward Amounts as rights in a limited recourse interest rate cap contract written by the Class X Certificateholders in favor of the Holders of each such Class.

                  Notwithstanding any provision contained in this Agreement, the Securities Administrator shall not be required to make any distributions from the Excess Reserve Fund Account except as expressly set forth in this
Section 3.01(a).

                  (b) The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The amount remitted by the Servicer to the Master Servicer on each Remittance Date shall be credited to the Distribution Account within two (2) Business Days once the amounts are identified as a remittance in connection with the Trust and reconciled to the reports provided by the Servicer. The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Master Servicer shall, promptly upon receipt on the Business Day received, deposit in the Distribution Account and retain therein the following:

                  (i) the aggregate amount remitted by the Servicers to the Master Servicer pursuant to the Servicing Agreements; and

                  (ii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

                  In the event that any Servicer shall remit any amount not required to be remitted pursuant to the applicable Servicing Agreement, and such Servicer directs the Master Servicer in writing to withdraw such amount from the Distribution Account, the Master Servicer shall return such funds to the applicable Servicer. All funds deposited in the Distribution Account shall be held by the Securities Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 4.01.

                  (c) From time to time, the Securities Administrator may also establish any other accounts for the purposes of carrying out its duties hereunder.

                  Section 3.02 Investment of Funds in the Distribution Account. (a) Other than during the Master Servicer Float Period, the Depositor shall direct the investment of funds held in the Distribution Account in one or more Permitted Investments. Absent such direction, the Securities Administrator shall invest such funds during such period in the Wells Fargo Advantage Prime Investment Money Market Fund so long as such fund is a Permitted Investment. The Securities Administrator may (but shall not be obligated to) invest funds in the Distribution Account during the Master Servicer Float Period (for purposes of this Section 3.02, such Account is referred to as an "Investment Account"), in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, or maturing on such Distribution Date, in the case of an investment that is an obligation of Wells Fargo, no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Securities Administrator. The Securities Administrator shall be entitled to sole possession over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Securities Administrator. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Securities Administrator may:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Distribution Account held by the Securities Administrator during the Master Servicer Float Period shall be subject to the Securities Administrator's withdrawal in the manner set forth in Section 10.05.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Securities Administrator shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Notwithstanding the foregoing, the Depositor shall be liable to the Trust for any loss on any investment of funds in the Distribution Account other than during the Master Servicer Float Period and the Securities Administrator shall be liable to the Trust for any such loss on any funds it has invested under this Section 3.02 only during the Master Servicer Float Period, and the Depositor or the Securities Administrator, as the case may be, shall deposit funds in the amount of such loss in the Distribution Account promptly after such loss is incurred.

                  (d) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation is not payable or reimbursable under Section 8.06 of this Agreement.

                  (e) In order to comply with its duties under the USA Patriot Act of 2001, U.S. Bank, as a Custodian and JPMorgan, as a Custodian may obtain and verify certain information and documentation from the other parties to this Agreement including, but not limited to, each such party's name, address and other identifying information.

                  (f) In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, Deutsche Bank as Trustee and a Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with Deutsche Bank. Accordingly, each of the parties agrees to provide to Deutsche Bank upon its request from time to time such party's complete name, address, tax identification number and such other identifying information together with copies of such party's constituting documentation, securities disclosure documentation and such other identifying documentation as may be available for such party.

                                  ARTICLE IV

                                 DISTRIBUTIONS

                  Section 4.01 Priorities of Distribution. (a) On each Distribution Date, the Securities Administrator shall make the disbursements and transfers from amounts then on deposit in the Distribution Account in the following order of priority and to the extent of the Available Funds remaining:

                  (i) from the Interest Remittance Amount, to the holders of each Class of Principal Certificates in the following order of priority:

                           (A) to the Class A Certificates, their respective
                  Accrued Certificate Interest Distribution Amount and Unpaid Interest Amounts (allocated pro rata based on their entitlement to those amounts);

                           (B) from any remaining Interest Remittance Amounts
                  to the Class M Certificates, sequentially, in ascending numerical order, the Accrued Certificate Interest Distribution Amount for each such Class; and

                           (C) from any remaining Interest Remittance Amounts
                  to the Class B Certificates, sequentially, in ascending numerical order, the Accrued Certificate Interest Distribution Amount for each such Class.

                  (ii) (A) on each Distribution Date (x) prior to the Stepdown Date or (y) with respect to which a Trigger Event is in effect, to the holders of the Class or Classes of Principal Certificates and Residual Certificates then entitled to distributions of principal, from Available Funds remaining after making distributions pursuant to clause (a)(i) above, an amount equal to the Principal Distribution Amount in the following order of priority:

                                    (1) concurrently, to the Class R, Class RC
                           and Class RX Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero;

                                    (2) sequentially,

                                             (a) to the Class AF-6
                                    Certificates, an amount equal to the Class
                                    AF-6 Lockout Distribution Amount, until
                                    its Class Certificate Balance has been
                                    reduced to zero;

                                            (b) sequentially, to the Class
                                    AV-1 and Class AF-2, Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero;

                                            (c) concurrently, to the Class
                                    AF-3A and Class AF-3B Certificates,
                                    allocated pro rata based on their
                                    respective Class Certificate Balances,
                                    until their respective Class Certificate
                                    Balances have been reduced to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class AF-3A and Class AF-3B certificates will be allocated first, to the Class AF-3A Certificates, until its Class Certificate Balance has been reduced to zero, and then to the Class AF-3B Certificates until its Class Certificate Balance has been reduced to zero;

                                            (d) sequentially, to the Class
                                    AF-4 and Class AF-5, Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero;

                                            (e) to the Class AF-6
                                    Certificates, without regard to the Class
                                    AF-6 Lockout Distribution Amount, until
                                    its Class Certificate Balance has been
                                    reduced to zero;

                                    (3) the portion of the available Principal
                           Distribution Amount remaining after making the distributions set forth in clause (ii)(A)(2) above will be distributed sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero;

                           (B) on each Distribution Date (x) on and after the
                  Stepdown Date and (y) as long as a Trigger Event is not in effect, to the holders of the Class or Classes of Principal Certificates then entitled to distribution of principal from Available Funds remaining after making distributions pursuant to clause (i) above, an amount equal to the Principal Distribution Amount in the following order of priority:

                                    (1) to the Class A Certificates, the
                           lesser of (x) the Principal Distribution Amount and
                           (y) the Class A Principal Distribution Amount allocated sequentially as follows:

                                            (a) to the Class AF-6
                                    Certificates, an amount equal to the Class
                                    AF-6 Lockout Distribution Amount, until
                                    its Class Certificate Balance has been
                                    reduced to zero;

                                            (b) sequentially, to the Class
                                    AV-1 and Class AF-2 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

                                            (c) concurrently, to the Class
                                    AF-3A and Class AF-3B Certificates,
                                    allocated pro rata based on their
                                    respective Class Certificate Balances,
                                    until their respective Class Certificate
                                    Balances have been reduced to zero;

                                            (d) sequentially, to the Class
                                    AF-4 and Class AF-5 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

                                            (e) to the Class AF-6
                                    Certificates, without regard to the Class
                                    AF-6 Lockout Distribution Amount, until
                                    its Class Certificate Balance has been
                                    reduced to zero;

                                    (2) to the Class M-1 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (3) to the Class M-2 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above and to the Class M-1 Certificates in clause (ii)(B)(2) above and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (4) to the Class M-3 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above and to the Class M-2 Certificates in clause (ii)(B)(3) above and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (5) to the Class M-4 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above and to the Class M-3 Certificates in clause (ii)(B)(4) above and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (6) to the Class M-5 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1

                           Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above and to the Class M-4 Certificates in clause
                           (ii)(B)(5) above and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (7) to the Class M-6 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above, to the Class M-4 Certificates in clause (ii)(B)(5) above and to the Class M-5 Certificates in clause
                           (ii)(B)(6) above and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (8) to the Class B-1 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above, to the Class M-4 Certificates in clause (ii)(B)(5) above, to the Class M-5 Certificates in clause
                           (ii)(B)(6) above and to the Class M-6 Certificates in clause (ii)(B)(7) above and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (9) to the Class B-2 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above, to the Class M-4 Certificates in clause (ii)(B)(5) above, to the Class M-5 Certificates in clause
                           (ii)(B)(6) above, to the Class M-6 Certificates in clause (ii)(B)(7) above and to the Class B-1 Certificates in clause (ii)(B)(8) above and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                                    (10) to the Class B-3 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above, to the Class M-4 Certificates in clause (ii)(B)(5) above, to the Class M-5 Certificates in clause
                           (ii)(B)(6) above, to the Class M-6 Certificates in clause (ii)(B)(7) above, to the Class B-1 Certificates in clause (ii)(B)(8) above and to the Class B-2 Certificates in clause (ii)(B)(9) above and (y) the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

                                    (11) to the Class B-4 Certificates, the
                           lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
                           (ii)(B)(1) above, to the Class M-1 Certificates in clause (ii)(B)(2) above, to the Class M-2 Certificates in clause (ii)(B)(3) above, to the Class M-3 Certificates in clause (ii)(B)(4) above, to the Class M-4 Certificates in clause (ii)(B)(5) above, to the Class M-5 Certificates in clause
                           (ii)(B)(6) above, to the Class M-6 Certificates in clause (ii)(B)(7) above, to the Class B-1 Certificates in clause (ii)(B)(8) above, to the Class B-2 Certificates in clause (ii)(B)(9) above and to the Class B-3 Certificates in clause
                           (ii)(B)(10) above and (y) the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

         (iii) from the Available Funds remaining after the distributions in clauses (a)(i) and (a)(ii) above, the following amounts shall be distributed in the following order of priority:

                  (A) if and to the extent that the Interest Remittance Amounts distributed pursuant to clauses (a)(i) and (a)(ii) above were insufficient to make full distributions in respect of interest set forth in such clauses, (x) to the holders of each Class of Class A Certificates, any unpaid Accrued Certificate Interest and any Unpaid Interest Amounts, pro rata among such Classes based on their respective entitlement to those amounts, and then (y) to the holders of each Class of the Class M and Class B Certificates, any unpaid Accrued Certificate Interest, in the order of priority for such classes set forth in clause (i) above;

                  (B) to the holders of the Class M-1 Certificates, any Unpaid Interest Amount for such Class;

                  (C) to the holders of the Class M-2 Certificates, any Unpaid Interest Amount for such Class;

                  (D) to the holders of the Class M-3 Certificates, any Unpaid Interest Amount for such Class;

                  (E) to the holders of the Class M-4 Certificates, any Unpaid Interest Amount for such Class;

                  (F) to the holders of the Class M-5 Certificates, any Unpaid Interest Amount for such Class;

                  (G) to the holders of the Class M-6 Certificates, any Unpaid Interest Amount for such Class;

                  (H) to the holders of the Class B-1 Certificates, any Unpaid Interest Amount for such Class;

                  (I) to the holders of the Class B-2 Certificates, any Unpaid Interest Amount for such Class;

                  (J) to the holders of the Class B-3 Certificates, any Unpaid Interest Amount for such Class;

                  (K) to the holders of the Class B-4 Certificates, any Unpaid Interest Amount for such Class;

                  (L) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for such Distribution Date;

                  (M) from funds on deposit in the Excess Reserve Fund Account with respect to that Distribution Date (not including any Interest Rate Corridor Payments), an amount equal to any Basis Risk Carry Forward Amount with respect to the Principal Certificates for that Distribution Date in the same order and priority in which Accrued Certificate Interest is allocated among those Classes of Certificates, with the allocation to the Class A Certificates being pro rata based on their respective Class Certificate Balances; provided, however, for any Distribution Date, after the remaining Basis Risk Carry Forward Amount for any of the Class A Certificates has been reduced to zero, any remaining Basis Risk Carry Forward Amount that would have been allocated to such Class A Certificates for that Distribution Date will be allocated, pro rata, to the remaining Class A Certificates based on their respective remaining unpaid Basis Risk Carry Forward Amounts;

                  (N) from any Interest Rate Corridor Payments from the Interest Rate Corridor Agreement on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, first, to the Class B-4 Certificates, up to its unpaid remaining Basis Risk Carry Forward Amount, and second, from any remaining Interest Rate Corridor Payments from the Interest Rate Corridor Agreement, after the distributions to the Class B-4 Certificates, such remaining amount to be paid to or at the written direction of the Depositor;

                  (O) to the holders of the Class X Certificates, the remainder of the Class X Distributable Amount not distributed pursuant to Sections 4.01(a)(iii)(A)-(N);

                  (P) to the holders of the Class R and Class RC Certificates, pro rata, any remaining amount; and

                  (Q) to the holders of the Class RX Certificates, any remaining amount, in respect of the Class X REMIC.

         If on any Distribution Date, as a result of the foregoing allocation rules, any Class of Class A Certificates does not receive the related Accrued Certificate Interest Distribution Amount or the related Unpaid Interest Amount, if any, then that unpaid amount will be recoverable by the holders of those Classes, with interest thereon, on future Distribution Dates, as an Unpaid Interest Amount, subject to the priorities described above. In the event the Class Certificate Balance of any Class of Principal Certificates has been reduced to zero, that Class of Certificates shall no longer be entitled to receive any related unpaid Basis Risk Carry Forward Amounts except to the extent the Class Certificate Balance is increased as a result of any Subsequent Recovery.

                  (b) On each Distribution Date, all amounts representing Prepayment Premiums from the Mortgage Loans received during the related Principal Prepayment Period shall be distributed by the Securities Administrator to the holders of the Class P Certificates.

                  (c) Notwithstanding the foregoing description of allocation of principal distributions to the Class A Certificates, from and after the Distribution Date on which the aggregate Class Certificate Balance of the Subordinated Certificates and the Overcollateralized Amount have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Class Certificate Balances, except that so long as a Sequential Trigger Event is in effect, (i) principal distributions to the Class AF-3A and Class AF-3B Certificates will be allocated first to the Class AF-3A Certificates, until its Class Certificate Balance has been reduced to zero, and then to the Class AF-3B Certificates, until its Class Certificate Balance has been reduced to zero..

                  (d) On any Distribution Date, any Relief Act Interest Shortfalls and Net Prepayment Interest Shortfalls for such Distribution Date shall be allocated pro rata, as a reduction of the Accrued Certificate Interest Distribution Amount for the Class A, Class M and Class B
Certificates, based on the Accrued Certificate Interest Distribution Amount to which such Classes would otherwise be entitled on such Distribution Date.

                  (e) Upon any exercise of the purchase option set forth in
Section 11.01(a) or Section 11.01(b), the Securities Administrator shall distribute to the holders of the Class RC Certificates any amounts required to be distributed on the Class RC Certificates pursuant to Section 11.02.

                  Section 4.02 Monthly Statements to Certificateholders. (a) Not later than each Distribution Date, the Securities Administrator shall make available to each Certificateholder, the Depositor, the Trustee and each Rating Agency a statement based, in part, upon the information provided by the Servicers setting forth with respect to the related distribution:

                  (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

                  (ii) the amount thereof allocable to interest, any Unpaid Interest Amount included in such distribution and any remaining Unpaid Interest Amount after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amount covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

                  (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

                  (iv) the Class Certificate Balance of each Class of Certificates and the notional amount of the Class P Certificates after giving effect to the distribution of principal on such Distribution Date;

                  (v) the aggregate Stated Principal Balance of the Mortgage Loans for the following Distribution Date;

                  (vi) the amount of the expenses and fees paid to or retained by the Servicer and paid to or retained by the Trustee with respect to such Distribution Date;

                  (vii) the amount of any Master Servicer Fees paid to the Master Servicer or Securities Administrator with respect to such Distribution Date;

                  (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

                  (ix) the amount of Monthly Advances included in the distribution on such Distribution Date and the aggregate amount of Monthly Advances reported by the Servicers (and the Master Servicer, the Trustee as successor master servicer and any other successor master servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

                  (x) the number and aggregate Stated Principal Balances of Mortgage Loans as reported to the Securities Administrator by the applicable Servicer, (1) as to which the Monthly Payment is delinquent, 31 to 60 days, 61 to 90 days and 91 or more days (each to be calculated using the OTS method), (2) that have become REO Property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the late Business Day of the immediately preceding month;

                  (xi) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

                  (xii) whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all 60+ Day Delinquent Mortgage Loans);

                  (xiii) the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such Distribution
         Date);

                  (xiv) in the aggregate and for each Class of Certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

                  (xv) the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Unpaid Interest Amounts;

                  (xvi) the Overcollateralized Amount and Specified Overcollateralized Amount;

                  (xvii) the Prepayment Premiums collected by or paid by the Servicers;

                  (xviii) the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date;

                  (xix) the amount distributed on the Class X and Class P Certificates;

                  (xx) the amount of any Subsequent Recoveries for such Distribution Date; and

                  (xxi) updated Mortgage Loan information, such as weighted average interest rate, and weighted average remaining term.

                  (b) The Securities Administrator's responsibility for providing the above statement to the Certificateholders, each Rating Agency, the Trustee and the Depositor is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer, the Servicers and the Responsible Parties. The Securities Administrator shall provide the above statement via the Securities Administrator's internet website. Assistance in using the website can be obtained by calling the Securities Administrator's investor relations desk at (301) 815-6600. The Securities Administrator will also make a paper copy of the above statement available upon request.

                  (c) Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses
(a)(i), (a)(ii), (a)(iii) and (a)(vii) of this Section 4.02 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

                  The Securities Administrator shall be entitled to rely on information provided by third parties for purposes of preparing the foregoing report, but shall not be responsible for the accuracy of such information.

                  Section 4.03 Allocation of Applied Realized Loss Amounts. Any Applied Realized Loss Amounts will be allocated to the most junior Class of Subordinated Certificates then outstanding in reduction of the Class Certificate Balance thereof. In the event, Applied Realized Loss Amounts are allocated to any Class of Certificates, their Class Certificate Balance shall be reduced by the amount so allocated and no funds shall be distributed with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available therefor.

                  Notwithstanding the foregoing, the Class Certificate Balance of each Class of Subordinated Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in the order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable Class of Subordinated Certificates).

                  Section 4.04 Certain Matters Relating to the Determination of LIBOR. LIBOR shall be calculated by the Securities Administrator in accordance with the definition of "LIBOR." Until all of the LIBOR Certificates are paid in full, the Securities Administrator will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The Securities Administrator initially shall designate the Reference Banks (after consultation with the Depositor). Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Securities Administrator and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Securities Administrator should terminate its appointment as Reference Bank, the Securities Administrator shall promptly appoint or cause to be appointed another Reference Bank (after consultation with the Depositor). The Securities Administrator shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

                  The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Securities Administrator on each LIBOR Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement. The Securities Administrator shall not have any liability or responsibility to any Person for its inability, following a good faith reasonable effort, to obtain quotations from the Reference Banks or to determine the arithmetic mean referred to in the definition of LIBOR, all as provided for in this Section 4.04 and the definition of LIBOR. The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Securities Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.



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                                   ARTICLE V

                               THE CERTIFICATES

                  Section 5.01 The Certificates. The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount) and aggregate denominations per Class set forth in the Preliminary Statement.

                  The Depositor hereby directs the Securities Administrator to register the Class X and Class P Certificates in the name of the Depositor or its designee. On a date as to which the Depositor notifies the Securities Administrator, the Depositor hereby directs the Securities Administrator to transfer the Class X and Class P Certificates in the name of the NIM Trustee or such other name or names as the Depositor shall request, and to deliver the Class X and Class P Certificates to the NIM Trustee, or to such other person or persons as the Depositor shall request.

                  Subject to Section 11.02 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor as directed by that Certificateholder by written wire instructions provided to the Securities Administrator or (y), in the event that no wire instructions are provided to the Securities Administrator, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

                  The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such office at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless authenticated by the Securities Administrator by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Securities Administrator shall authenticate the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

                  Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates. (a) The Securities Administrator shall maintain or cause to be maintained a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Securities



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

Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

                  At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder thereof or his attorney duly authorized in writing. In the event, the Depositor or an Affiliate transfers the Class X Certificates, or a portion thereof, to another Affiliate, it shall notify the Securities Administrator in writing of the affiliated status of the transferee. The Securities Administrator shall have no liability regarding the lack of notice with respect thereto.

                  No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

                  All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator's customary procedures.

                  (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. Except with respect to (i) the initial transfer of the Class X or Class P Certificates on the Closing Date, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee, or (iii) a transfer of the Class X or Class P Certificates to the Depositor or any Affiliate of the Depositor, in the event that a transfer of a Private Certificate which is a Physical Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit H (the "Transferor Certificate") and either (i) there shall be delivered to the Securities Administrator a letter in substantially the form of Exhibit I (the "Rule 144A Letter") or (ii) there shall be delivered to the Securities Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made without registration under the Securities Act. In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate. The



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

Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  Except with respect to (i) the initial transfer of the Class X or Class P Certificates on the Closing Date, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee or (iii) a transfer of the Class X or Class P Certificates to the Depositor or any Affiliate of the Depositor, no transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received either
(i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Securities Administrator's receipt of a representation letter from the transferee substantially in the form of Exhibit G), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any Federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer (each such investor a "Plan"), (ii) in the case of an ERISA-Restricted Certificate (other than a Residual Certificate) that has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60) and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to Title I of ERISA, a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator and the Depositor, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Securities Administrator or the Trust Fund, addressed to the Securities Administrator and the Depositor, to the effect that the purchase and holding of such ERISA-Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee, the Depositor, the Master Servicer, any other servicer or the Securities Administrator to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private

Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Securities Administrator by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without such Opinion of Counsel, such attempted transfer or acquisition shall be void and of no effect.

                  The Residual Certificates may not be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any person investing on behalf of or with plan assets of such plan.

                  The Securities Administrator shall have no duty to monitor transfers of beneficial interests in any Book-Entry Certificate and shall not be under liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

                  (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee;

                  (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph
         (b) above, the Securities Administrator shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I;

                  (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee;

                  (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. Neither the Securities Administrator nor the Trustee shall have any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by
         Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate; and

                  (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Securities Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

                  The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, or the Securities Administrator, to the effect that the elimination of such restrictions will not cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Securities Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                  (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

                  (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book entry records with respect to the Certificate

Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee and the Securities Administrator shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

                  All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  If (x) (i) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Securities Administrator or the Depositor is unable to locate a qualified successor, or (y) the Depositor notifies the Depository of its intent to terminate the book entry system through the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to initiate such termination, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided, that the Securities Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

                  (f) Each Private Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8ECI, W-8BEN, W-8IMY (and all appropriate attachments) or W-9 in form satisfactory to the Securities Administrator, duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate presented or surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Administrator in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of Private Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Private Certificates.

                  Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Trustee and the Securities Administrator such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a protected purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 5.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  Section 5.04 Persons Deemed Owners. The Trustee, the Depositor, the Securities Administrator and any agent of the Depositor, the Securities Administrator or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Trustee, the Securities Administrator, the Depositor or any agent of the Depositor, the Securities Administrator or the Trustee shall be affected by any notice to the contrary.

                  Section 5.05 Access to List of Certificateholders' Names and Addresses. If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and
(c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or a Servicer shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten (10) Business Days after the receipt of such request, provide the Depositor, such Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

                  Section 5.06 Maintenance of Office or Agency. The Securities Administrator will maintain or cause to be maintained at its expense an office or agency or agencies where



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

Certificates may be surrendered for registration of transfer or exchange. The Securities Administrator initially designates for such purposes its office located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479,
Attention: Corporate Trust Services - GSAA Home Equity Trust 2006-15. The Securities Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI

                                 THE DEPOSITOR

                  Section 6.01 Liabilities of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by it herein.

                  Section 6.02 Merger or Consolidation of the Depositor. The Depositor will keep in full effect its existence, rights and franchises as a corporation or federally chartered savings bank, as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 6.03 Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action (or direct the Trustee to undertake such actions for the benefit of the Certificateholders) that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, the Depositor shall be entitled to be reimbursed therefor out of the Distribution Account.

                  Section 6.04 Servicing Compliance Review. Promptly upon receipt from each Servicer of its annual statement of compliance and accountant's report described in the applicable Step 2 Assignment Agreement the Master Servicer shall furnish a copy thereof to the Depositor. Promptly after the Depositor's receipt thereof, the Depositor shall review the same and, if applicable, consult with such Servicer as to the nature of any defaults by such Servicer in the fulfillment of any of its Servicer's obligations under the applicable Servicing Agreement.

                  Section 6.05 Option to Purchase Defaulted Mortgage Loans. The Depositor shall have the option, but is not obligated, to purchase from the Trust any Mortgage Loan that is ninety (90) days or more delinquent. The purchase price therefor shall be 100% of the unpaid principal balance of such Mortgage Loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed Servicing Advances made by the Servicers or the Master Servicer related to the Mortgage Loan.

                                 ARTICLE VII

                               SERVICER DEFAULT

                  Section 7.01 Events of Default. If an Event of Default described in any Servicing Agreement shall occur with respect to the related Servicer then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may, or at the direction of Certificateholders entitled to a majority of the Voting Rights the Master Servicer shall, by notice in writing to the applicable Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under the applicable Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof. The Holders of Certificates evidencing at least 66% of the Voting Rights of Certificates affected by a Event of Default may waive such Event of Default; provided, however, that (a) an Event of Default with respect to any Servicer's obligation to make Monthly Advances may be waived only by all of the holders of the Certificates affected by such Event of Default and (b) no such waiver is permitted that would materially adversely affect any non consenting Certificateholder. On and after the receipt by such Servicer of such written notice of termination, all authority and power of such Servicer hereunder or under the applicable Servicing Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer. The Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.



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

                  Section 7.02 Master Servicer to Act; Appointment of Successor. Within 120 days after the Master Servicer gives, and the applicable Servicer receives a notice of termination pursuant to Section 7.01, the Master Servicer shall, subject to and to the extent provided in Section 7.03, and subject to the rights of the Master Servicer to appoint a successor Servicer pursuant to this Section 7.02, be the successor to the Servicer in its capacity as servicer under the applicable Servicing Agreement and the transactions set forth or provided for herein and in such Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of such Servicing Agreement and applicable law including the obligation to make Monthly Advances or Servicing Advances pursuant to such Servicing Agreement (it being understood and agreed that if any Servicer fails to make an Advance, the Master Servicer shall do so unless a determination has been made that such Advance would constitute a Nonrecoverable Monthly Advance or a Nonrecoverable Servicing Advance). As compensation therefor, the Master Servicer shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Collection Account if the Servicer had continued to act under the Servicing Agreement including, if the Servicer was receiving the Servicing Fee at the Servicing Fee Rate set forth in the Servicing Agreement (as set forth in the Mortgage Loan Schedule with respect to the related Mortgage Loans) such Servicing Fee and the income on investments or gain related to the Collection Account.

                  Notwithstanding the foregoing, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Monthly Advances and Servicing Advances pursuant to the applicable Servicing Agreement, or if it is otherwise unable to so act, or, at the written request of Certificateholders entitled to a majority of the Voting Rights, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to such Servicer under the applicable Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer. No such appointment of a successor to a Servicer hereunder shall be effective until the Depositor shall have consented thereto. Any successor to such Servicer shall be an institution which is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $25,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Master Servicer an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such terminated Servicer, (other than liabilities of such terminated Servicer incurred prior to termination of such Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided, that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to a Servicer hereunder, the Master Servicer, unless the Master Servicer is prohibited by law from so acting, shall, subject to this Section 7.02, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it, the Depositor and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee Rate and amounts paid to the Servicer from investments. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to


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effectuate any such succession. Neither the Master Servicer nor any other successor to a Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the predecessor Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

                  Any successor Servicer shall give notice to the Mortgagors of such change of Servicer, in accordance with applicable federal and state law, and shall, during the term of its service as servicer, maintain in force the policy or policies that each Servicer is required to maintain pursuant to the applicable Servicing Agreement.

                  Notwithstanding the foregoing, the Master Servicer may not terminate a Servicer without cause.

                  Section 7.03 Master Servicer to Act as Servicer. In the event that a Servicer shall for any other reason no longer be the Servicer, the Master Servicer or another successor Servicer, shall thereupon assume all of the rights and obligations of the predecessor Servicer hereunder arising thereafter pursuant to Section 7.02.

                  Section 7.04 Notification to Certificateholders. (a) Upon any termination of or appointment of a successor to a Servicer, the Securities Administrator shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

                  (b) Promptly after the occurrence of any Event of Default, the Securities Administrator shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Securities Administrator, unless such Event of Default shall have been cured or waived.

                                 ARTICLE VIII

                   CONCERNING THE TRUSTEE AND THE CUSTODIANS

                  Section 8.01 Duties of the Trustee and the Custodians. The Trustee, before the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case a Master Servicer Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  The Trustee and the Custodians, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Custodians, as applicable, that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether on their face they are in the form required by this Agreement, or with respect to the documents in the respective Custodial Files whether they satisfy the review criteria set forth in Section 2.02. Neither the



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Trustee nor the Custodians shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, or other instrument.

                  No provision of this Agreement shall be construed to relieve the Trustee or the Custodians from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misfeasance; provided, however, that:

                  (a) unless a Master Servicer Event of Default of which a Responsible Officer of the Trustee obtains actual knowledge has occurred and is continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

                  Section 8.02 [Reserved]

                  Section 8.03 Certain Matters Affecting the Trustee and the Custodians. Except as otherwise provided in Section 8.01:

                  (a) the Trustee and the Custodians may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee and the Custodians shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

                  (b) before taking any action under this Agreement, the Trustee and the Custodians may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;



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

                  (c) the Trustee and the Custodians shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the applicable Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the applicable Servicer's own funds;

                  (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

                  (f) neither the Trustee nor the Custodians shall be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it;

                  (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

                  (h) unless a Responsible Officer of the Trustee has actual knowledge of the occurrence of a Master Servicer Event of Default or an Event of Default, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default or an Event of Default, until a Responsible Officer of the Trustee shall have received written notice thereof;

                  (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (j) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;



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

                  (k) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder;

                  (l) notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to a Servicer's request of assigning the Servicing Agreement or the servicing rights thereunder to any other party;

                  (m) the Trustee and the Custodians shall not be accountable and shall have no liability for any acts or omissions by the Securities Administrator, the Master Servicer or other party hereto; and

                  (n) in no event shall Deutsche Bank, in its capacity as Trustee and a Custodian hereunder, or any other Custodian hereunder, be liable for special, indirect or consequential damages.

                  Section 8.04 Trustee and Custodians Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor and neither the Trustee nor the Custodians assumes any responsibility for their correctness. The Trustee and the Custodians make no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Neither the Trustee nor the Custodians shall be accountable for the use or application by the Depositor, the Master Servicer, any Servicer or the Securities Administrator of any funds paid to the Depositor, the Master Servicer, any Servicer or the Securities Administrator in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer, any Servicer, or the Securities Administrator.

                  The Trustee shall have no responsibility (i) for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become and remains the successor Master Servicer) (ii) to see to any insurance (unless the Trustee shall have become the successor Master Servicer), or (iii) to confirm or verify the contents of any reports or certificates of the Servicers, Securities Administrator or Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                  The Securities Administrator executes the Certificates not in its individual capacity but solely as Securities Administrator of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust Fund.

                  Section 8.05 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.



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

                  Section 8.06 Trustee's Fees and Expenses. As compensation for its activities under this Agreement, the Trustee shall be paid an on-going monthly or annual fee, as applicable, by the Securities Administrator pursuant to a separate agreement. The Trustee shall have no lien on the Trust Fund for the payment of such fees. The Trustee shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless the Trustee and any director, officer, employee, or agent of the Trustee against any loss, liability, or expense (including reasonable attorneys' fees) incurred in connection with any claim or legal action relating to

                  (a) this Agreement,

                  (b) the Certificates, or

                  (c) the performance of any of the Trustee's duties under this Agreement,

other than any loss, liability, or expense (i) resulting from any breach of any Servicer's obligations in connection with its Servicing Agreement for which that Servicer has performed its obligation to indemnify the Trustee pursuant to Servicing Agreement, (ii) resulting from any breach of the Responsible Party's obligations in connection with any Sale Agreement for which it has performed its obligation to indemnify the Trustee pursuant to the Sale Agreement, (iii) resulting from any breach of the Master Servicer's obligations hereunder for which the Master Servicer has performed its obligation to indemnify the Trustee pursuant to this Agreement, or (iv) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of the Trustee's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misfeasance, the Trust Fund shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:

                           (A) the reasonable compensation, expenses, and
                  disbursements of its counsel not associated with the closing of the issuance of the Certificates, and

                           (B) the reasonable compensation, expenses, and
                  disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement.

                  Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee under this Agreement or for any other expenses.

                  Section 8.07 Eligibility Requirements for the Trustee. The Trustee hereunder shall at all times be a corporation, banking association or other association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the appointment of which would not cause any of the Rating Agencies to reduce or withdraw their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 8.07 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or with the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Depositor or of any Servicer other than the Trustee in its role as successor to the Master Servicer.

                  Section 8.08 Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, the Securities Administrator and each Rating Agency not less than sixty (60) days before the date specified in such notice, when, subject to
Section 8.09, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.09 meeting the qualifications set forth in Section 8.07. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  If at any time (i) the Trustee shall cease to be eligible in accordance with Section 8.07 and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and (B) the imposition of such tax would be avoided by the appointment of a different trustee, or (iv) the Trustee fails to comply with its obligations under the last sentence of Section 9.04 in the preceding paragraph, Section 8.10 or Article XIII and such failure is not remedied within the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions), then, in the case of clauses (i) through (iv), the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee and one copy to the successor trustee.

                  The Holders of Certificates entitled to a majority of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in duplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which shall be delivered to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.09.



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

                  Section 8.09 Successor Trustee. Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

                  No successor trustee shall accept appointment as provided in this Section 8.09 unless at the time of its acceptance, the successor trustee is eligible under Section 8.07 and its appointment does not adversely affect the then current rating of the Certificates and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee. Upon acceptance of appointment by a successor trustee as provided in this Section 8.09, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates and the Custodians. If the Depositor fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  Section 8.10 Merger or Consolidation of the Trustee or the Custodians. Any corporation into which the Trustee or the Custodians, as applicable, may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee or the Custodians, as applicable, shall be a party, or any corporation succeeding to the business of the Trustee or the Custodians, as applicable, shall be the successor of the Trustee or the Custodians, as applicable, hereunder; provided, that such corporation shall be eligible under
Section 8.07 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 8.11 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.11, such powers, duties, obligations, rights and trusts as the Trustee may consider appropriate. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.09 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.09.

                  Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a) To the extent necessary to effectuate the purposes of this Section 8.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee (as successor Master Servicer) under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

                  (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

                  (d) The Trust Fund, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 8.12 Tax Matters. It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary

Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of each REMIC described in the Preliminary Statement and that in such capacity it shall:

                  (a) prepare and file, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each Trust REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

                  (b) within thirty (30) days of the Closing Date, apply for an employer identification number from the Internal Revenue Service via Form SS-4 or any other acceptable method for all tax entities and shall also furnish to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

                  (c) make an election that each Trust REMIC be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

                  (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the prepayment assumption (as described in the Prospectus Supplement);

                  (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee (a "Non Permitted Transferee"), or an agent (including a broker, nominee or other middleman) of a Non Permitted Transferee, or a pass through entity in which a Non Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

                  (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of each Trust REMIC as a REMIC under the REMIC Provisions;

                  (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any Trust REMIC created hereunder;



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                  (h) pay, from the sources specified in the last paragraph of this Section 8.12, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any Trust REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

                  (i) cause federal, state or local income tax or information returns to be signed by the Securities Administrator or, if required by applicable tax law, the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

                  (j) maintain records relating to each of the Trust REMICs, including the income, expenses, assets, and liabilities thereof on a calendar year basis and on the accrual method of accounting and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and

                  (k) as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

                  The Holder of the largest Percentage Interest of the Class RC, Class R and Class RX Certificates shall act as Tax Matters Person for the Lower-Tier REMIC, the Upper-Tier REMIC and the Class X REMIC, respectively, within the meaning of Treasury Regulations Section 1.860F-4(d), and the Securities Administrator is hereby designated as agent of such Certificateholder for such purpose (or if the Securities Administrator is not so permitted, such Holder shall be the Tax Matters Person in accordance with the REMIC Provisions). In such capacity, the Securities Administrator shall, as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

                  The Securities Administrator shall treat the rights of the Class P Certificateholders to receive Prepayment Premiums, the rights of the Class X Certificateholders to receive amounts in the Excess Reserve Fund Account (subject to the obligation to pay Basis Risk Carry Forward Amounts) and the rights of the Principal Certificateholders to receive Basis Risk Carry Forward Amounts (as calculated in the Preliminary Statement) as the beneficial ownership interests in a grantor trust and not as an obligations of any REMIC created hereunder, for federal income tax purposes. The Securities Administrator shall file or cause to be filed with the Internal Revenue


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Service Form 1041 or such other form as may be applicable and shall furnish or cause to be furnished, to the Class X Certificateholders, the Class P Certificateholders and the Principal Certificateholders, the respective amounts described above that are received, in the time or times and in the manner required by the Code.

                  To enable the Securities Administrator to perform its duties under this Agreement, the Depositor shall provide to the Securities Administrator within ten (10) days after the Closing Date all information or data that the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Moreover, the Depositor shall provide information to the Securities Administrator concerning the value, if any, to each Class of Certificates of the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account. Thereafter, the Depositor shall provide to the Securities Administrator promptly upon written request therefor any additional information or data that the Securities Administrator may, from time to time, reasonably request to enable the Securities Administrator to perform its duties under this Agreement. The Depositor hereby indemnifies the Securities Administrator for any losses, liabilities, damages, claims, or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator on a timely basis.

                  If any tax is imposed on "prohibited transactions" of any Trust REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Lower-Tier REMIC as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any Trust REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Master Servicer, the Trustee or the Securities Administrator, as applicable if such tax arises out of or results from negligence of the Master Servicer, the Trustee or the Securities Administrator, as applicable in the performance of any of its obligations under this Agreement, (ii) a Servicer, in the case of any such minimum tax, and otherwise if such tax arises out of or results from a breach by the Servicer of any of its obligations under the applicable Servicing Agreement, (iii) a Responsible Party if such tax arises out of or results from the Responsible Party's obligation to repurchase a Mortgage Loan pursuant to the applicable Sale Agreement or (iv) in all other cases, or if the Trustee, the Master Servicer, the Securities Administrator, the Servicer or the Responsible Party fails to honor its obligations under the preceding clause (i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.01(a).

                  For as long as each Trust REMIC shall exist, the Securities Administrator shall act as specifically required herein, and the Securities Administrator shall comply with any directions of the Depositor or a Servicer stating that such directions are being given to assure such continuing treatment. In particular, the Securities Administrator shall not (a) sell or authorize the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a purchase or repurchase of the Mortgage Loans pursuant to this Agreement or (b) accept any contribution to any Trust REMIC after the Startup



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Day without receipt of an Opinion of Counsel that such action described in clause (a) or (b) will not result in the imposition of a tax on any Trust REMIC or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                  Section 8.13 [Reserved]

                  Section 8.14 Tax Classification of the Excess Reserve Fund Account and the Interest Rate Corridor Agreement. For federal income tax purposes, the Securities Administrator shall treat the Excess Reserve Fund Account and the Interest Rate Corridor Agreement as beneficially owned by the holder of the Class X Certificates and shall treat such portion of the Trust Fund as a grantor trust under subpart E, Part I of subchapter J of the Code. The Securities Administrator shall treat the rights that each Class of Principal Certificates has to receive payments of Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account as rights to receive payments under an interest rate cap contract written by the Class X Certificateholders in favor of each Class. Accordingly, each Class of Principal Certificates will comprise two components--a regular interest in the Upper-Tier REMIC and an interest in an interest rate cap contract, and the Class X Certificates will be comprised of two components--a regular interest in the Class X REMIC and an interest in the Excess Reserve Fund Account subject to the obligation to pay Basis Risk Cary Forward Amounts. The Securities Administrator shall allocate the issue price for a Class of Certificates among these components for purposes of determining the issue price of the Upper-Tier Regular Interest component based on information received from the Depositor. Unless otherwise advised by the Depositor in writing, for federal income tax purposes, the Securities Administrator is hereby directed to assign a value of zero to the right of each Holder of a Principal Certificate to receive the related Basis Risk Carry Forward Amount for purposes of allocating the purchase price of an initial Principal Certificateholder between such right and the related Upper-Tier Regular Interest.

                  Section 8.15 Custodial Responsibilities. Each of the Custodians shall provide access to the Mortgage Loan documents in possession of such Custodian regarding the related Mortgage Loans and REO Property and the servicing thereof to the Trustee, the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon two (2) Business Days prior written request and during normal business hours at the office of such Custodian; provided, however, that, unless otherwise required by law or any regulatory or administrative agency (including the FDIC), such Custodian shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. Each of the Custodians shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at the expense of the Trust that covers such Custodians actual costs.

                  Upon receipt of a request for release by a Servicer substantially in the form of Exhibit L-1, L-2 or L-3 hereto, the applicable Custodian shall release within five (5) Business Days the related Mortgage File to such Servicer and the Trustee shall execute and deliver to such Servicer, without recourse, a request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage (furnished by such Servicer), together with the Mortgage Note.



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

                  Each of the Custodians may resign at any time or may be terminated by the Trustee with cause, in each case, upon sixty (60) days written notice to the applicable Servicer, the Depositor and the Securities Administrator, in which event the Depositor will be obligated to appoint a successor. If no successor has been appointed and has accepted appointment within sixty (60) days after the resignation or termination of such Custodian, such Custodian may petition any court of competent jurisdiction for appointment of a successor.

                  The Securities Administrator, pursuant to a separate agreement, shall compensate from its own funds the Custodians for their respective activities under this Agreement. The Custodians shall have no lien on the Trust Fund for the payment of such fees. The Custodians shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless each of the Custodians and any director, officer, employee, or agent of a Custodian against any loss, liability, or expense (including reasonable attorneys' fees) incurred in connection with any claim or legal action relating to:

                  (a) this Agreement;

                  (b) the Certificates; or

                  (c) the performance of any of such Custodian's duties under this Agreement,

                  other than any loss, liability, or expense (i) resulting from any breach of a Servicer's obligations in connection with a Servicing Agreement for which the Servicer has performed its obligation to indemnify such Custodian pursuant to such Servicing Agreement, (ii) resulting from any breach of the Responsible Party's obligations in connection with a Sale Agreement for which the Responsible Party has performed its obligation to indemnify such Custodian pursuant to such Sale Agreement, or (iii) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of such Custodian's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the earlier resignation or removal of the Custodians.

                                  ARTICLE IX

                     ADMINISTRATION OF THE MORTGAGE LOANS
                            BY THE MASTER SERVICER

                  Section 9.01 Duties of the Master Servicer; Enforcement of Servicer's Obligations.

                  (a) The Master Servicer, on behalf of the Trustee, the Securities Administrator, the Depositor and the Certificateholders, shall monitor the performance of the Servicers under the related Servicing Agreements, and (except as set forth below) shall use its reasonable good faith efforts to cause the Servicers to duly and punctually perform their duties and obligations thereunder as applicable. Upon the occurrence of an Event of Default of which a Responsible Officer of the Master Servicer has actual knowledge, the Master Servicer shall promptly notify the Securities Administrator and the Trustee and shall specify in such notice the action, if any, the Master Servicer plans to take in respect of such default. So long as an Event of



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Default shall occur and be continuing, the Master Servicer shall take the actions specified in Article VII.

                  If (i) a Servicer reports a delinquency on a monthly report and (ii) such Servicer, by 11 a.m. (New York Time) on the Business Day preceding the related Remittance Date, neither makes a Monthly Advance nor provides the Securities Administrator and the Master Servicer with a report certifying that such a Monthly Advance would be a Nonrecoverable Monthly Advance, then the Master Servicer shall deposit in the Distribution Account not later than the Business Day immediately preceding the related Distribution Date a Monthly Advance in an amount equal to the difference between (x) with respect to each Monthly Payment due on a Mortgage Loan that is delinquent (other than Relief Act Interest Shortfalls) and for which the related Servicer was required to make a Monthly Advance pursuant to the related Servicing Agreement and (y) amounts deposited in the Collection Account to be used for Monthly Advances with respect to such Mortgage Loan, except to the extent the Master Servicer determines any such Monthly Advance to be a Nonrecoverable Monthly Advance or Nonrecoverable Servicing Advance. Subject to the foregoing, the Master Servicer shall continue to make such Monthly Advances for so long as the related Servicer is required to do so under the related Servicing Agreement. If applicable, on the Business Day immediately preceding the Distribution Date, the Master Servicer shall deliver an Officer's Certificate to the Trustee stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and detailing the reason(s) it deems the Monthly Advance to be a Nonrecoverable Monthly Advance. Any amounts deposited by the Master Servicer pursuant to this Section 9.01 shall be net of the Servicing Fee for the related Mortgage Loans.

                  (b) The Master Servicer shall pay the costs of monitoring the Servicers as required hereunder (including costs associated with (i) termination of any Servicer, (ii) the appointment of a successor servicer or
(iii) the transfer to and assumption of, the servicing by the Master Servicer) and shall, to the extent permitted by the related Servicing Agreement, seek reimbursement therefor initially from the terminated Servicer. In the event the full costs associated with the transition of servicing responsibilities to the Master Servicer or to a successor servicer are not paid for by the predecessor or successor Servicer (provided such successor Servicer is not the Master Servicer), the Master Servicer may be reimbursed therefor by the Trust for out-of-pocket costs incurred by the Master Servicer associated with any such transfer of servicing duties from a Servicer to the Master Servicer or any other successor servicer.

                  (c) If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for any errors or omissions of such Servicer.

                  If the Depositor or an affiliate of the Depositor, is the owner of the servicing rights for a servicer and the Depositor chooses to terminate such servicer with or without cause and sell those servicing rights to a successor servicer, then the Depositor must provide thirty (30) days' notice to the Master Servicer, such successor servicer must be reasonably acceptable to the Master Servicer, the terminated servicer must be reimbursed for any unreimbursed Monthly Advances, servicing fees and any related expenses, the successor servicer must be qualified to service mortgage loans for Fannie Mae or Freddie Mac and the Depositor must obtain prior written consent from the Rating Agencies that the transfer of the servicing of the mortgage loans



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will not result in a downgrade, qualification or withdrawal of the then current ratings of the Certificates. The costs of such transfer (including any costs of the Master Servicer) are to be borne by the Depositor.

                  Neither the Depositor nor the Securities Administrator shall consent to the assignment by any Servicer of such Servicer's rights and obligations under the Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

                  Section 9.02 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, directors, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

                  Section 9.03 Representations and Warranties of the Master Servicer. (a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

                  (i) it is a national banking association validly existing and in good standing under the laws of the United States of America, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

                  (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

                  (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);



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

                  (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

                  (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

                  (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (vii) [Reserved];

                  (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

                  (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

                  (b) Section 11.01(a) of this Agreement and Section 7 of the applicable Step 2 Assignment Agreements provide that Avelo, at its option, may purchase (or, if Avelo is no longer acting as a Servicer of any of the Mortgage Loans, the Depositor, at its option, may request the Master Servicer to solicit bids in a commercially reasonable manner, on or after the Optional Termination Date (such event, the "Auction Call"), for the purchase) of all of the Mortgage Loans (and REO Properties) at the Termination Price. The Master Servicer shall accommodate such request to conduct an Auction Call at its sole discretion. Avelo, in consideration of the benefits to it of the transactions occurring under this Agreement, the Assignment Agreements and the related Servicing Agreement, hereby represents, covenants and agrees with the Depositor and any applicable NIM Issuer that it will not exercise its right to purchase, on or after the Optional Termination Date, all Mortgage Loans (and REO Properties) unless it has received (x) written notification from the NIM Trustee that all of the outstanding notes issued under the applicable indenture have been paid in full or (y) an Officer's Certificate of the NIM Issuer pursuant to the applicable section of the relevant indenture to the effect that all conditions precedent to the satisfaction and discharge of the indenture have been complied with. The Depositor hereby represents, covenants and agrees with any applicable NIM Issuer that it will not exercise its right to request the Master Servicer to solicit bids in a commercially reasonable manner, on or after the Optional Termination Date, for the purchase of all of the Mortgage Loans (and REO Properties) unless it has received (x) written notification from the NIM Trustee that all of the outstanding notes issued under the applicable indenture have been paid in full or (y) an Officer's Certificate of the



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NIM Issuer pursuant to the applicable section of the relevant indenture to the effect that all conditions precedent to the satisfaction and discharge of the indenture have been complied with.

                  The Master Servicer shall give Avelo written notice of the occurrence of the Optional Termination Date upon the occurrence of the same.

                  (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, Securities Administrator, and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other reasonable costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in Section 9.03(a) above. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section 9.03 to indemnify the Depositor, Securities Administrator, and the Trustee constitutes the sole remedy of the Depositor and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder and any termination of this Agreement.

                  Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer, Securities Administrator or the Trustee or notice thereof by any one of such parties to the other parties.

                  Section 9.04 Master Servicer Events of Default. Each of the following shall constitute a "Master Servicer Event of Default":

                  (a) any failure by the Master Servicer to deposit in the Distribution Account any payment received by it from any Servicer or required to be made by the Master Servicer under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by any other party hereto;

                  (b) failure by the Master Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement (including any obligation to cause any subservicer or Reporting Subcontractor (except as specified below) to take any action specified in Article XIII) which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing at least 25% of the Voting Rights; provided that the thirty (30) day cure period shall not apply so long as the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the failure to comply with the requirements set forth in
Article XIII, for which the grace period shall not exceed the lesser of ten
(10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions);



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                  (c) a decree or order of a court or agency or supervisory
authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

                  (d) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or relating to all or substantially all of its property;

                  (e) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations for three (3) Business Days;

                  (f) except as otherwise set forth herein, the Master Servicer attempts to assign this Agreement or its responsibilities hereunder or to delegate its duties hereunder (or any portion thereof) without the consent of the Securities Administrator and the Depositor; or

                  (g) the indictment of the Master Servicer for the taking of any action by the Master Servicer, any employee thereof, any Affiliate or any director or employee thereof that constitutes fraud or criminal activity in the performance of its obligations under this Agreement, in each case, where such indictment materially and adversely affects the ability of the Master Servicer to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within ninety (90) days).

                  In each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Trustee, by notice in writing to the Master Servicer, may, and (a) upon the request of the Holders of Certificates representing at least 51% of the Voting Rights (except with respect to any Master Servicer Event of Default related to a failure to comply with an Exchange Act Filing Obligation) or (b) the Depositor, in the case of a failure related to an Exchange Act Filing Obligation, shall, terminate with cause all the rights and obligations of the Master Servicer under this Agreement.

                  The Depositor shall not be entitled to terminate the rights and obligations of the Master Servicer, pursuant to the above paragraph, if a failure of the Master Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

                  Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, shall pass to and be vested in any successor master servicer appointed hereunder which accepts such appointments. Upon written request from the Trustee or the Depositor, the Master Servicer shall prepare, execute and deliver to the


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

successor entity designated by the Trustee any and all documents and other instruments related to the performance of its duties hereunder as the Master Servicer and, place in such successor's possession all such documents with respect to the master servicing of the Mortgage Loans and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, at the Master Servicer's sole expense. The Master Servicer shall cooperate with the Trustee and such successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor master servicer for administration by it of all cash amounts which shall at the time be credited to the Distribution Account or are thereafter received with respect to the Mortgage Loans.

                  Upon the occurrence of a Master Servicer Event of Default, the Securities Administrator shall provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor master servicer in the event the Trustee should succeed to the duties of the Master Servicer as set forth herein.

                  Section 9.05 Waiver of Default. By a written notice, the Trustee may with the consent of a Holders of Certificates evidencing at least 51% of the Voting Rights waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                  Section 9.06 Successor to the Master Servicer. Upon termination of the Master Servicer's responsibilities and duties under this Agreement, the Trustee shall appoint or may petition any court of competent jurisdiction for the appointment of a successor, which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Agreement prior to the termination of the Master Servicer. Any successor shall be a Fannie Mae and Freddie Mac approved servicer in good standing and acceptable to the Depositor and the Rating Agencies. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no event shall the master servicer fee paid to such successor master servicer exceed that paid to the Master Servicer hereunder. In the event that the Master Servicer's duties, responsibilities and liabilities under this Agreement are terminated, the Master Servicer shall continue to discharge its duties and responsibilities hereunder until the effective date of such termination with the same degree of diligence and prudence which it is obligated to exercise under this Agreement and shall take no action whatsoever that might impair or prejudice the rights of its successor. The termination of the Master Servicer shall not become effective until a successor shall be appointed pursuant hereto and shall in no event (i) relieve the Master Servicer of responsibility for the representations and warranties made pursuant to Section 9.03(a) hereof and the remedies available to the Trustee under Section 9.03(b) hereof, it being understood and agreed that the provisions of Section 9.03 hereof shall be applicable to the Master Servicer notwithstanding any such sale, assignment, resignation or termination of the Master Servicer or the termination of this


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Agreement; or (ii) affect the right of the Master Servicer to receive payment and/or reimbursement of any amounts accruing to it hereunder prior to the date of termination (or during any transition period in which the Master Servicer continues to perform its duties hereunder prior to the date the successor master servicer fully assumes its duties).

                  If no successor Master Servicer has accepted its appointment within ninety (90) days of the time the Trustee receives the resignation of the Master Servicer, the Trustee shall be the successor Master Servicer in all respects under this Agreement and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto, including the obligation to make Monthly Advances; provided, however, that any failure to perform any duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive the compensation, reimbursement and indemnities otherwise payable to the Master Servicer, including the fees and other amounts payable pursuant to Section 9.07 hereof.

                  At least fifteen (15) calendar days prior to the effective date of such appointment, the Trustee shall provide written notice to the Depositor of such successor pursuant to this Section 9.06.

                  Any successor master servicer appointed as provided herein, shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 9.03 hereof, and whereupon such successor shall become fully vested with all of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Master Servicer or termination of this Agreement shall not affect any claims that the Trustee may have against the Master Servicer arising out of the Master Servicer's actions or failure to act prior to any such termination or resignation or in connection with the Trustee's assumption as successor master servicer of such obligations, duties and responsibilities.

                  Upon a successor's acceptance of appointment as such, the Master Servicer shall notify by mail the Trustee of such appointment.

                  Section 9.07 Compensation of the Master Servicer. As compensation for its activities under this Agreement, the Master Servicer shall be paid the Master Servicing Fee.

                  Section 9.08 Merger or Consolidation. Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall (i) be a Person (or have an Affiliate) that is qualified and approved to service mortgage loans for Fannie Mae and FHLMC


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(provided, further that a successor Master Servicer that satisfies subclause
(i) through an Affiliate agrees to service the Mortgage Loans in accordance with all applicable Fannie Mae and FHLMC guidelines) and (ii) have a net worth of not less than $25,000,000.

                  Section 9.09 Resignation of the Master Servicer. Except as otherwise provided in Sections 9.08 and 9.10 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer satisfactory to the Trustee and the Depositor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

                  At least fifteen (15) calendar days prior to the effective date of such resignation, the Master Servicer shall provide written notice to the Depositor of any successor pursuant to this Section.

                  If at any time, Wells Fargo, as Master Servicer, resigns under this Section 9.09, or is removed as Master Servicer pursuant to Section 9.04, then at such time Wells Fargo shall also resign (and shall be entitled to resign) as Securities Administrator under this Agreement.

                  Section 9.10 Assignment or Delegation of Duties by the Master Servicer. Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer; provided, however, that the Master Servicer shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer but in no event shall the fee payable to the successor master servicer exceed that payable to the predecessor master servicer.

                  Section 9.11 Limitation on Liability of the Master Servicer. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee, the Securities Administrator, the Servicers or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would



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otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Master Servicer with respect to the Mortgage Loans under this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom, shall be liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Account in accordance with the provisions of Section 9.07 and Section 9.12.

                  The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful malfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers as required under this Agreement.

                  Section 9.12 Indemnification; Third Party Claims. The Master Servicer agrees to indemnify the Depositor, the Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer's willful malfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator, the Servicer, and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans which would entitle the Depositor, the Servicer or the Trustee to indemnification under this Section 9.12, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

                  The Master Servicer agrees to indemnify and hold harmless the Trustee from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses (including reasonable attorneys' fees) that the Trustee may sustain as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (not including the Trustee's performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities under such agreement.

                  The Trust will indemnify the Master Servicer and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer may incur or sustain in



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connection with, arising out of or related to this Agreement, the Servicing
Agreements, the Sale Agreements, the Step 2 Assignment Agreements or the Certificates, except to the extent that any such loss, liability or expense is related to (i) a material breach of the Master Servicer's representations and warranties in this Agreement or (ii) the Master Servicer's willful malfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under any such agreement; provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). The Master Servicer shall be entitled to reimbursement for any such indemnified amount from funds on deposit in the Distribution Account.

                                   ARTICLE X

                    CONCERNING THE SECURITIES ADMINISTRATOR

                  Section 10.01 Duties of the Securities Administrator. The Securities Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

                  The Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Securities Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Securities Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Securities Administrator shall notify the Certificateholders of such non conforming instrument in the event the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

                  No provision of this Agreement shall be construed to relieve the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) the duties and obligations of the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Securities Administrator and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securities Administrator and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (ii) the Securities Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Securities Administrator, unless it shall be conclusively determined by a court of competent


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         jurisdiction, such determination no longer subject to appeal, that the Securities Administrator was negligent in ascertaining the pertinent facts;

                  (iii) the Securities Administrator shall not be liable with respect to any action or inaction taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Securities Administrator, or exercising or omitting to exercise any trust or power conferred upon the Securities Administrator under this Agreement; and

                  (iv) the Securities Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer or the Trustee.

                  Section 10.02 Certain Matters Affecting the Securities Administrator. Except as otherwise provided in Section 10.01:

                  (a) the Securities Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Securities Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

                  (b) the Securities Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (c) the Securities Administrator shall not be liable for any action or inaction taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (d) the Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator, not reasonably assured to the Securities Administrator by the security afforded to it by the terms of this Agreement, the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. Nothing in this clause (iv) shall derogate from



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         the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, provided that the Master Servicer shall have no liability for disclosure required by this Agreement;

                  (e) the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Securities Administrator shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Securities Administrator with due care;

                  (f) the Securities Administrator shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

                  (g) the Securities Administrator shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity satisfactory to the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (h) the Securities Administrator shall have no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Securities Administrator may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee, the Securities Administrator and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Securities Administrator shall be entitled to be reimbursed therefor out of the Collection Account; and

                  (i) in no event shall the Securities Administrator be liable for special, indirect or consequential damages.

                  The Securities Administrator shall have no duty (A) to cause any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to cause the provision of any insurance or (C) to cause the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing



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with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

                  Section 10.03 Securities Administrator Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Securities Administrator assumes no responsibility for their correctness. The Securities Administrator makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Securities Administrator's execution and authentication of the Certificates. The Securities Administrator shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Master Servicer.

                  Section 10.04 Securities Administrator May Own Certificates. The Securities Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Securities Administrator.

                  Section 10.05 Securities Administrator's Fees and Expenses. The Securities Administrator shall be entitled to the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period. The Securities Administrator and any director, officer, employee, agent or "control person" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended ("Control Person"), of the Securities Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder, (ii) incurred in connection with the performance of any of the Securities Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder or (iii) incurred by reason of any action of the Securities Administrator taken at the direction of the Certificateholders, provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Securities Administrator hereunder. Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Securities Administrator's negligence, bad faith or willful misconduct, or which would not be an "unanticipated expense" within the meaning of the second preceding sentence, the Securities Administrator shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Securities Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Securities Administrator, to the extent that the Securities Administrator must engage such Persons to perform acts or services hereunder and (C) printing



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and engraving expenses in connection with preparing any Definitive
Certificates. The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

                  The Securities Administrator may retain or withdraw from the Distribution Account, (i) the Master Servicing Fee and any amounts in connection with any investments on investment income earned on amounts in the Distribution Account during the Master Servicer Float Period, (ii) amounts necessary to reimburse it or the Master Servicer for any previously unreimbursed Advances and any Advances the Master Servicer deems to be non-recoverable from the related Mortgage Loan proceeds, (iii) an aggregate annual amount to indemnify the Master Servicer and itself for amounts due in accordance with this Agreement, and (iv) any other amounts which it or the Master Servicer is entitled to receive hereunder for reimbursement, indemnification or otherwise, including the amount to which the Securities Administrator is entitled pursuant to Section 3.02 hereof. The Securities Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

                  Section 10.06 Eligibility Requirements for the Securities Administrator. The Securities Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof. The entity serving as Securities Administrator may have normal banking and trust relationships with the Depositor and its affiliates or the Trustee and its affiliates.

                  Any successor Securities Administrator (i) may not be an originator, the Master Servicer, the Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator functions are operated through an institutional trust department of the Securities Administrator,
(ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency and if rated by Fitch, or the equivalent rating by S&P or Moody's. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within sixty (60) days after the Securities Administrator ceases to be the Securities Administrator pursuant to Section 10.07, then the Trustee may (but shall not be obligated to) become the successor Securities Administrator. The Depositor shall appoint a successor to the Securities Administrator in accordance with Section 10.07. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.



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                  Section 10.07 Resignation and Removal of the Securities
Administrator. The Securities Administrator may at any time resign by giving written notice of resignation to the Depositor and the Trustee and each Rating Agency not less than sixty (60) days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and acceptance by a successor Securities Administrator in accordance with Section
10.08 meeting the qualifications set forth in Section 10.06. If no successor Securities Administrator meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

                  At least fifteen (15) calendar days prior to the effective date of such resignation, the Securities Administrator shall provide written notice to the Depositor or any successor pursuant to this Section 10.07.

                  If at any time (i) the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Securities Administrator or the Trust Fund is located and
(B) the imposition of such tax would be avoided by the appointment of a different Securities Administrator, or (iv) the Securities Administrator fails to comply with its obligations under Article XIII and such failure is not remedied within the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions), then, in the case of clauses (i) through (iv), the Depositor may remove the Securities Administrator and appoint a successor Securities Administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor Securities Administrator.

                  The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor Securities Administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which instruments shall be delivered by the successor Securities Administrator to the Trustee, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. Notice of any removal of the Securities Administrator shall be given to each Rating Agency by the successor Securities Administrator.

                  Any resignation or removal of the Securities Administrator and appointment of a successor Securities Administrator pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance by the successor Securities Administrator of appointment as provided in Section 10.08 hereof.



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                  Section 10.08 Successor Securities Administrator. Any
successor Securities Administrator (which may be the Trustee) appointed as provided in Section 10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor Securities Administrator and the Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor Securities Administrator shall become effective and such successor Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Securities Administrator herein. The Depositor, the Trustee, the Master Servicer and the predecessor Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Securities Administrator all such rights, powers, duties, and obligations.

                  No successor Securities Administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor Securities Administrator shall be eligible under the provisions of Section 10.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Securities Administrator.

                  Upon acceptance by a successor Securities Administrator of appointment as provided in this Section 10.08, the Depositor shall mail notice of the succession of such Securities Administrator hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within ten (10) days after acceptance by the successor Securities Administrator of appointment, the successor Securities Administrator shall cause such notice to be mailed at the expense of the Depositor.

                  Section 10.09 Merger or Consolidation of the Securities Administrator. Any corporation or other entity into which the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any corporation or other entity succeeding to the business of the Securities Administrator, shall be the successor of the Securities Administrator hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 10.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 10.10 Assignment or Delegation of Duties by the Securities Administrator. Except as expressly provided herein, the Securities Administrator shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Securities Administrator; provided, however, that the Securities Administrator shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall


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not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Securities Administrator hereunder. Notice of such permitted assignment shall be given promptly by the Securities Administrator to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Securities Administrator are transferred to a successor securities administrator, the entire compensation payable to the Securities Administrator pursuant hereto shall thereafter be payable to such successor securities administrator but in no event shall the fee payable to the successor securities administrator exceed that payable to the predecessor securities administrator.

                                  ARTICLE XI

                                  TERMINATION

                  Section 11.01 Termination upon Liquidation or Purchase of the Mortgage Loans. Subject to Section 11.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Servicers, the Securities Administrator and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of: (a) Avelo, at its option, purchasing (the "Avelo Call") (or, if Avelo is no longer acting as a Servicer of any of the Mortgage Loans, the Depositor may request the Master Servicer to exercise its option to conduct an Auction Call for the purchase of) the Mortgage Loans and all other property of the Trust on a non-recourse basis with no representations or warranties of any nature whatsoever and the sale of all of the Property of the Trust Fund, on or after the Optional Termination Date. The Master Servicer shall accommodate such request to conduct an Auction Call at its sole discretion. If the Master Services accommodates such request, the Master Servicer shall be entitled to reimbursement for all fees and expenses incurred. The Property of the Trust Fund shall be sold by the Trustee as directed by the Depositor or the Master Servicer to the entity with the highest bid received by the Master Servicer from closed bids solicited by the Master Servicer or its designee; provided that to effectuate such sale, the Master Servicer or its designee shall have made reasonable efforts to sell all of the property of the Trust Fund for its fair market value in a commercially reasonable manner and on commercially reasonable terms, which includes the good faith solicitation of competitive bids to prospective purchasers that are recognized broker/dealers for assets of this type and provided further that,
(i) such sale price shall not be less than the Par Value as certified by the Depositor, (ii) the Master Servicer receives bids from no fewer than three prospective purchasers (which may include the Majority Class X Certificateholder) and (iii) such sale price shall be deposited with the Master Servicer prior to the Distribution Date following the month in which such value is determined; and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. For purposes of this Section, the "Termination Price" shall be equal to the greater of: (1) the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate, (ii) the lesser of
(x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected



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by the Master Servicer at its expense, plus accrued and unpaid interest on the related mortgage loans at the applicable mortgage rate and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate; and (2) the aggregate fair market value of each Mortgage Loan and any REO Property, as determined by the highest bid received by the Master Servicer from closed bids solicited by the Depositor or its designee from at least three recognized broker/dealers (one of which may be an affiliate of the Depositor) that deal in similar assets as of the close of business on the third Business Day preceding the date upon which a Notice of Final
Distribution is furnished to Certificateholders pursuant to Section 11.02, plus accrued and unpaid interest on the Mortgage Loans at the applicable Mortgage Interest Rate.

                  The proceeds of the purchase or sale of such assets of the Trust pursuant to the Avelo Call or the Auction Call described in this Section
11.01 (other than, with respect to any mortgage loan and the related property, an amount equal to the excess, if any, of the amount in Section 11.01(a)(2) over the sum of the amount in Section 11.01(a)(1) (such excess, the "Fair Market Value Excess")) will be distributed to the holders of the Certificates in accordance with Section 4.01. Any Fair Market Value Excess received in connection with the purchase of the Mortgage Loans and REO Properties will be distributed to the holders of the Class RC Certificates.

                  Except to the extent provided above with regard to allocating any Fair Market Value Excess to the holders of the Class RC Certificates, the proceeds of such a purchase or sale will be treated as a prepayment of the Mortgage Loans for purposes of distributions to Certificateholders. Accordingly, the sale of the Mortgage Loans and the REO Properties as a result of the exercise of the Avelo Call or the Auction Call will result in the final distribution on the Certificates on that Distribution Date.

                  Section 11.02 Final Distribution on the Certificates. If, on any Remittance Date, the Servicers notify the Securities Administrator that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Securities Administrator shall promptly send a Notice of Final Distribution to the applicable Certificateholders. If Avelo exercises its option to terminate the Trust Fund pursuant to clause (a) of Section 11.01, or if an Auction Call is requested pursuant to clause (b) of such Section, the Master Servicer, pursuant to the applicable Step 2 Assignment Agreements and by no later than the tenth (10th) day of the month of final distribution, shall notify the Trustee, each Servicer and the Securities Administrator of the final Distribution Date and of the applicable sale price of the Mortgage Loans and REO Properties.

                  A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not later than the 15th day of the month of such final distribution. Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only



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upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

                  In the event the Mortgage Loans (and REO Properties) and all rights and obligations under the Servicing Agreements are purchased or sold pursuant to Section 11.01 and pursuant to the applicable Step 2 Assignment Agreement, the Master Servicer on behalf of the Trustee is required thereunder to remit to the Securities Administrator the applicable Termination Price on the applicable Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a request for release therefor in the form of Exhibit L-1, L-2 or L-3 hereto, as applicable, the Master Servicer shall direct the Custodians to release and the relevant Custodians shall promptly release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

                  Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Custodians hereunder), in each case on the final Distribution Date and in the order set forth in Section 4.01, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount up to an amount equal to (i) as to each Class of Regular Certificates (except the Class X Certificates), the Certificate Balance thereof plus for each such Class and the Class X Certificates accrued interest thereon in the case of an interest-bearing Certificate and all other amounts to which such Classes are entitled pursuant to Section 4.01, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account after application pursuant to clause (i) above (other than the amounts retained to meet claims). The foregoing provisions are intended to distribute to each Class of Regular Certificates any accrued and unpaid interest and principal to which they are entitled based on the Pass-Through Rates and actual Class Certificate Balances or notional principal balances set forth in the Preliminary Statement upon liquidation of the Trust Fund.

                  In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

                  Section 11.03 Additional Termination Requirements. In the event the Avelo Call or the Auction Call is exercised as provided in Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Securities


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Administrator have been supplied with an Opinion of Counsel, at the expense of the purchaser, to the effect that the failure to comply with the requirements of this Section 11.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any Trust REMIC as defined in Section 860F of the Code, or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (a) The Securities Administrator on behalf of the Trustee shall sell all of the assets of the Trust Fund to the entity with the highest bid received pursuant to the Auction Call and, by the next Distribution Date after such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each of the Trust REMICs; and

                  (b) The Securities Administrator shall attach a statement to the final federal income tax return for each of the Trust REMICs stating that pursuant to Treasury Regulations Section 1.860F-1, the first day of the ninety
(90) day liquidation period for each such Trust REMIC was the date on which the Securities Administrator on behalf of the Trustee sold the assets of the Trust Fund to the entity with the highest bid received pursuant to the Auction Call.

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

                  Section 12.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, the Custodians and the Trustee (and the Master Servicer may request an amendment or consent to any amendment of a Servicing Agreement as directed by the Depositor) without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or in the applicable Servicing Agreement, or to supplement any provision in this Agreement which may be inconsistent with any other provision herein or in the applicable Servicing Agreement, (iii) to add to the duties of the Depositor, or the Trustee (or with respect to the applicable Servicing Agreement, of the applicable Servicer) the Master Servicer, the Securities Administrator or the Custodians, (iv) to add any other provisions with respect to matters or questions arising hereunder or under the applicable Servicing Agreement, (v) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus Supplement, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Sale Agreement or Servicing Agreement or (vi) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement or in the applicable Servicing Agreement; provided that any action pursuant to clause (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall be an expense of the requesting party, but in any case shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator, the Custodians or the Trust Fund and shall be addressed to the foregoing entities), adversely affect in any material respect the interests of any Certificateholder; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent


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a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor, the Custodians, the Securities Administrator and the Master Servicer also may at any time and from time to time amend this Agreement (and the Master Servicer shall request the Servicers amend the applicable Servicing Agreements), without the consent of the Certificateholders, to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of each Trust REMIC under the REMIC Provisions, (ii) avoid or minimize the risk of the imposition of any tax on any Trust REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee and the Master Servicer have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

                  This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Custodians, the Securities Administrator and the Trustee (and the Master Servicer shall consent to any amendment to the applicable Servicing Agreement as directed by the Depositor) with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66?% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66?%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

                  Notwithstanding any contrary provision of this Agreement, the Trustee and the Master Servicer shall not consent to any amendment to this Agreement or any Servicing Agreement unless (i) each shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any Trust REMIC or the Certificateholders or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) the party seeking such amendment shall have provided written notice to the Rating Agencies (with a copy of such notice to the Trustee and the Master Servicer) of such amendment, stating the provisions of the Agreement to be amended.

                  Notwithstanding the foregoing provisions of this Section 12.01, with respect to any amendment that significantly modifies the permitted activities of the Trustee or a Servicer under the applicable Servicing Agreement, any Certificate beneficially owned by the Depositor or any of its Affiliates or by the Responsible Party or any of its Affiliates shall be deemed not to be outstanding (and shall not be considered when determining the percentage of


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Certificateholders consenting or when calculating the total number of
Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this Section 12.01 have been obtained.

                  Promptly after the execution of any amendment to this Agreement or any Servicing Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

                  It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  Nothing in this Agreement shall require the Trustee, the Custodians, the Master Servicer or the Securities Administrator to enter into an amendment which modifies its obligations or liabilities without its consent and in all cases without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee, the Custodians, the Master Servicer, the Securities Administrator or the Trust Fund), satisfactory to the Trustee, the Master Servicer or the Securities Administrator, as applicable, that (i) such amendment is permitted and is not prohibited by this Agreement or the applicable Servicing Agreement and that all requirements for amending this Agreement or such Servicing Agreement have been complied with; and (ii) either
(A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 12.01.

                  Notwithstanding the Trustee's consent to, or the Master Servicer's request for, any amendment of any Servicing Agreement pursuant to the terms of this Section 12.01, such Servicing Agreement cannot be amended without the consent of the applicable Servicer. Neither the Master Servicer nor the Trustee shall be responsible for any failure by such Servicer to consent to any amendment to the applicable Servicing Agreement.

                  Section 12.02 Recordation of Agreement; Counterparts. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation shall be caused to be effected by the Depositor at the expense of the Trust, but only if an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders is delivered to the Depositor.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



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                  Section 12.03 Governing Law. THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 12.04 Intention of Parties. It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in either of such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

                  The Depositor, for the benefit of the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

                  Section 12.05 Notices. (a) The Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (i) Any material change or amendment to this Agreement;

                  (ii) The occurrence of any Event of Default that has not been cured;

                  (iii) The resignation or termination of a Servicer, Master Servicer, Securities Administrator or the Trustee and the appointment of any successor;

                  (iv) The repurchase or substitution of Mortgage Loans pursuant to this Agreement or the Sale Agreements; and

                  (v) The final payment to Certificateholders.

                  (b) In addition, the Securities Administrator shall promptly make available on its internet website to each Rating Agency copies of the following:

                  (i) Each report to Certificateholders described in Section
         4.02.



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                  (ii) The Servicer's annual statement of compliance and the accountant's report described in the Servicing Agreements; and

                  (iii) Any notice of a purchase of a Mortgage Loan pursuant to this Agreement and any Sale Agreement.

         (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, the Purchaser, the Goldman Conduit or the Corridor Provider, to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Principal Finance Group/Christopher M. Gething and Asset Management Group/Senior Asset Manager, or such other address as may be hereafter furnished to the Securities Administrator by the Depositor in writing; (b) in the case of the Trustee or the Securities Administrator to its Corporate Trust Office, or such other address as the Trustee or the Securities Administrator may hereafter furnish to the Depositor; (c) in the case of the Master Servicer and the Securities Administrator, to Wells Fargo Bank, National Association, P.O. Box 98, Columbia, Maryland 21046, Attention: GSAA 2006-15, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by the Master Servicer in writing; (d) in the case of Deutsche Bank as a Custodian, to Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Mortgage Custody - GS0615; (e) in the case of JPMorgan as a Custodian, to JPMorgan Chase Bank, National Association, 2220 Chemsearch Blvd., Suite 150, Irving, Texas 75062;
(f) in the case of U.S. Bank, to U.S. Bank National Association, 1133 Rankin Street, Suite 100, St. Paul, Minnesota 55116, Attention: GSAA Home Equity Trust 2006-15; (g) in the case of Avelo, Avelo Mortgage, L.L.C., 600 E. Las Colinas Boulevard, Suite 620, Irving, Texas 75039, Attention: President and General Counsel or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by Avelo in writing; (h) in the case of M&T Mortgage, to M&T Mortgage Corporation, One Fountain Plaza, Buffalo, New York 14203, Attention: Kathryn Kwaizer, with a copy to M&T Mortgage Corporation, One M&T Plaza, 12th Floor, Buffalo, New York 14203,
Attention: General Counsel, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by M&T in writing;
(i) in the case of Wells Fargo as a Servicer, Wells Fargo Bank, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: GSAA 2006-15, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by Wells Fargo in writing; and (j) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

                  Section 12.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  Section 12.07 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby,


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nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 12.08 Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                  Section 12.09 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.




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                                 ARTICLE XIII

                            EXCHANGE ACT REPORTING

                  Section 13.01 Filing Obligations.

                  The Master Servicer, the Trustee, the Securities Administrator and each Custodian shall reasonably cooperate with the Depositor and Securities Administrator in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor in writing for the purpose of satisfying its reporting obligation under the Exchange Act, the Master Servicer, the Trustee, the Securities Administrator and each Custodian shall (and the Master Servicer shall cause each Servicer and subservicer to) provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.

                  In the event that the Securities Administrator becomes aware that it will be unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate and cause such other Servicers or Servicing Function Participants, as applicable, to cooperate, to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D unless directed by the Depositor to file a Form 8-K with such Form 8-K Disclosure Information. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the Securities Administrator shall notify the Depositor and prepare any necessary Form 8-KA, Form 10-DA or Form 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K or Form 10-D shall be signed by a duly authorized representative of the Master Servicer. Any amendment to Form 10-K shall be signed by the Depositor. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 13.01 related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from or on behalf of any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.




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                  The Securities Administrator shall promptly file, and
exercise its reasonable best efforts to obtain a favorable response to, no-action requests, or other appropriate exemptive relief with the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates if and to the extent the Depositor shall deem any such relief to be necessary or appropriate. Unless otherwise advised by the Depositor, the Securities Administrator shall assume that the Depositor is in compliance with the preceding sentence. In no event shall the Securities Administrator have any liability for the execution or content of any document required to be filed by the 1934 Act. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports, and financial statements within its control related to the Trust Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission.

                  Section 13.02 Form 8-K Filings.

                  The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K. Thereafter within four (4) Business Days after the occurrence of an event requiring disclosure in a current report on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Master Servicer shall sign on behalf of the Depositor and the Securities Administrator shall prepare and file with the Commission any Form 8-K, as required by the Exchange Act. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be determined and prepared by and at the direction of the Depositor pursuant to this Section 13.02 and the Securities Administrator shall have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in this Section 13.02.

                  As set forth on Exhibit M hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the second Business Day after the occurrence of a Reportable Event each of the Securities Administrator, the Trustee, the Custodians, the Master Servicer, the Sponsor and the Depositor shall be required to provide to the Securities Administrator and Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

                  After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor for review. No later than 12:00 noon New York City time on the fourth (4th) Business Day after the Reportable Event, a duly authorized representative of the Master Servicer shall sign the Form 8-K and return such signed Form 8-K to the Securities Administrator, and no later than 5:30 p.m. New York City time on such Business Day the Securities Administrator shall file such Form 8-K with the Commission. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 13.01. Promptly (but no


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later than one (1) Business Day) after filing with the Commission, the
Securities Administrator will, make available on its internet website (located at www.ctslink.com) a final executed copy of each Form 8-K prepared by the Securities Administrator. The signing party at the Master Servicer can be contacted at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951,
Attention: Corporate Trust, GSAA 2006-15, by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile (410) 715-2380. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 13.02 related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.02. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto (other than an Affiliate) needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

                  Section 13.03 Form 10-D Filings.

                  Within fifteen days after each Distribution Date (subject to permitted extensions under the Exchange Act and until a Form 15 is filed pursuant to Section 13.05), the Securities Administrator shall prepare and file with the Commission, and the Master Servicer shall sign on behalf of the Depositor any distribution report on Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto. Any disclosure in addition to the monthly statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this
Section 13.03.

                  As set forth on Exhibit N hereto, within five (5) calendar days after the related Distribution Date, (i) certain parties to the GSAA Home Equity Trust 2006-15 Asset-Backed Certificates transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section 13.03.

                  After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor for review. No later than two (2) Business Days following the tenth (10th) calendar day after the related Distribution Date, a duly authorized representative of the Master Servicer shall sign the Form 10-D and return such signed Form 10-D to the Securities Administrator and Depositor, and no later than 5:30 p.m. New York City time on the fifteenth (15th) calendar day after such Distribution Date the Securities


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Administrator shall file such Form 10-D with the Commission. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in
Section 13.01. Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website (located at www.ctslink.com) a final executed copy of each Form 10-D prepared by the Securities Administrator. The signing party at the Master Servicer can be contacted at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust, GSAA 2006-15, by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile (410) 715-2380. Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 13.03 related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.03. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

                  Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

                  Section 13.04 Form 10-K Filings.

                  Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31 of each year), commencing in March 2007 and continuing until the Trust has been deregistered with the Commission, the Securities Administrator shall prepare and file on behalf of the Depositor an annual report on Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the related Servicing
Agreement: (i) an annual compliance statement for each Servicer, each Additional Servicer, the Master Servicer and the Securities Administrator (each such party, a "Reporting Servicer") as described below, (ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described under this Section 13.04 and Section 13.07, and (B) if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 13.04 and Section 13.07 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 13.04 and Section
13.07 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included,
(iii)(A) the registered


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public accounting firm attestation report for each Reporting Servicer, as described under Section 13.07, and (B) if any registered public accounting firm attestation report described under Section 13.07 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and
(iv) a Sarbanes-Oxley Certification as described in Section 13.06. Any disclosure or information in addition to the disclosure or information specified in items (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator shall have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in this Section 13.04.

         The Master Servicer and the Securities Administrator shall deliver (and the Master Servicer and Securities Administrator shall cause any Additional Servicer engaged by it to deliver) to the Depositor and the Securities Administrator on or before March 15 of each year, commencing in March 2007, an Officer's Certificate stating, as to the signer thereof, that
(i) a review of such party's activities during the preceding calendar year or portion thereof and of such party's performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Officer's Certificate, the Depositor shall review such Officer's Certificate and consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party's obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

         The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an annual statement of compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement The Master Servicer shall include such annual statements of compliance with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.

         As set forth on Exhibit O hereto, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007 and continuing until the Trust has been deregistered with the Commission, (i) certain parties to the GSAA Home Equity Trust 2006-15 Asset-Backed Certificates transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection


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with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section 13.04.

         After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor for review. No later than 12:00 noon New York City time on the fourth Business Day prior to the 10-K Filing Deadline, a senior officer of the Depositor shall sign the Form 10-K and return such signed Form 10-K to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in 13.01. Promptly (but no later than one (1) Business
Day) after filing with the Commission, the Securities Administrator will make available on its internet website located at (located at www.ctslink.com) a final executed copy of each Form 10-K prepared by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 13.04 related to the timely preparation and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 13.04, Section 13.06, Section 13.01 and Section 13.07. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

         Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administrator in writing, no later than March 15th if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

                  Section 13.05 Form 15 Filing.

         Prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare, sign and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

                  Section 13.06 Sarbanes-Oxley Certification.

         Each Form 10-K shall include a certification, (the "Sarbanes-Oxley Certification") required by Rules 13a-14(d) and 15(d)-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder). Each Servicer, the Securities Administrator and the Master Servicer shall cause any Servicing Function Participant engaged by it to provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 15 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form


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attached hereto as Exhibit J-1 (in the case of the Master Servicer) and
Exhibit J-2 (in the case of the Securities Administrator), upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. An authorized officer of the Depositor shall serve as the Certifying Person on behalf of the Trust. In the event that prior to the filing date of the Form 10-K in March of each year, the Securities Administrator or the Master Servicer has actual knowledge of information material to the Sarbanes-Oxley Certification, the Securities Administrator or the Master Servicer, as the case may be, shall promptly notify the Depositor. The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund. In the event the Master Servicer or the Securities Administrator or any Servicing Function Participant engaged by parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 13.06 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

         The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer a certification similar to the Back-Up Certification within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.

                  Section 13.07 Report on Assessment of Compliance and Attestation.

         (a) On or before March 15th of each calendar year, commencing in 2007:

         (1) Each of the Master Servicer, the Securities Administrator and the Custodians shall deliver to the Depositor and the Securities Administrator a report regarding the Master Servicer's, the Securities Administrator's or Custodians', as applicable, assessment of compliance with the Servicing Criteria applicable to it during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB; provided, however, the Securities Administrator and Custodians shall deliver such report until a Form 15 is filed pursuant to Section 13.06. Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria applicable to it identified in Exhibit K hereto delivered to the Depositor concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria so specified are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect. The Depositor and its respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment.

         (2) Each of the Master Servicer, the Securities Administrator and the Custodians shall deliver to the Depositor, the Securities Administrator and the Master Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by Master Servicer, the Securities Administrator or the Custodians, as applicable, and


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delivered pursuant to the preceding paragraphs. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect.

         (3) The Master Servicer shall cause each Servicer and Reporting Subcontractor to deliver to the Depositor an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section 13.07.

         (4) The Securities Administrator shall cause each Reporting Subcontractor under its employ, if any, to deliver to the Depositor and the Master Servicer an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section.

         (b) Each assessment of compliance provided by the Securities Administrator, the Master Servicer or the Custodians pursuant to Section 13.07(a)(2) shall address each of the Servicing Criteria applicable to it specified on a Exhibit K hereto delivered to the Depositor concurrently with the execution of this Agreement or, in the case of a securities administrator, master servicer or custodian subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 13.07(a)(3) or (4) need not address any elements of the Servicing Criteria other than those specified pursuant to
Section 13.07(a)(1).

                  Section 13.08 Use of Subservicers and Subcontractors.

         (a) The Master Servicer shall cause any subservicer used by the Master Servicer and shall cause each Servicer to cause any subservicer used by such servicer for the benefit of the Depositor to comply with the provisions of this Article XIII to the same extent as if such Servicer or subservicer were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Master Servicer shall be responsible for obtaining from each Servicer and subservicer and delivering to the Depositor any servicer compliance statement required to be delivered by such Servicer or subservicer pursuant to the second paragraph of Section 13.04, any assessment of compliance and attestation required to be delivered by such Servicer or subservicer under Section 13.07 and any certification required to be delivered to the Certifying Person under Section 13.05 as and when required to be delivered.

         (b) It shall not be necessary for the Master Servicer, any Servicer, any subservicer or the Securities Administrator to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Master Servicer or the Securities Administrator, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized


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


by such Person (or in the case of the Master Servicer, any Servicer or any subservicer), specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

         As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Master Servicer or the Securities Administrator, as applicable, shall cause any such Subcontractor used by such Person (or in the case of the Master Servicer, any Servicer or any subservicer) for the benefit of the Depositor to comply with the provisions of
Section 13.07 of this Agreement to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Securities Administrator, as applicable. The Master Servicer or the Securities Administrator, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Master Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.07, in each case as and when required to be delivered.

                                 * * * * * * *





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                  IN WITNESS WHEREOF, the parties hereto have caused their
names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                               GS MORTGAGE SECURITIES CORP.



                               By: /s/ Michelle Gill
                                   --------------------------------------------
                                   Name:  Michelle Gill
                                   Title: Vice President


                               DEUTSCHE BANK NATIONAL TRUST
                               COMPANY, solely in its capacity as Trustee and a Custodian and not in its individual capacity



                               By: /s/ Ronaldo Reyes
                                   --------------------------------------------
                                   Name:  Ronaldo Reyes
                                   Title: Assistant Vice President




                               By:
                                  ---------------------------------------------
                                    Name:
                                    Title:


                               WELLS FARGO BANK, NATIONAL
                               ASSOCIATION, as Master Servicer and Securities Administrator



                               By: /s/ Patricia M. Russo
                                   --------------------------------------------
                                    Name:  Patricia M. Russo
                                    Title: Vice President








                             [SIGNATURES CONTINUE]



                     Master Servicing and Trust Agreement

                               JPMORGAN CHASE BANK, NATIONAL
                               ASSOCIATION, as a Custodian


                               By: /s/ Bruce E. Williams
                                   --------------------------------------------
                                   Name:  Bruce E. Williams
                                   Title: Assistant Vice President


                               U.S. BANK NATIONAL ASSOCIATION, as a
                               Custodian


                               By: /s/ Mark A. Mess
                                   --------------------------------------------
                                   Name:  Mark A. Mess
                                   Title: Assistant Vice President



Solely for purposes of Sections 9.03(b) and 11.01
accepted and agreed to by:


AVELO MORTGAGE, L.L.C.



By: /s/ J. Weston Moffett
   --------------------------------------------------
   Name:  J. Weston Moffett
   Title: President







                     Master Servicing and Trust Agreement

                                  SCHEDULE I

                            Mortgage Loan Schedule



   [On File with the Securities Administrator as provided by the Depositor]











                                     S-I-1

                                   EXHIBIT A


     FORM OF CLASS AV-1, CLASS AF-2, CLASS AF-3A, CLASS AF-3B, CLASS AF-4, CLASS AF-5, CLASS AF-6, CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4,
                  CLASS M-5, CLASS M-5, CLASS B-1, CLASS B-2,
                     CLASS B-3 AND CLASS B-4 CERTIFICATES

[To be added to the Class B-4 Certificates while they remain non-investment grade Certificates: IF THIS CERTIFICATE IS A PHYSICAL CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER (THE "RULE 144A LETTER") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT-REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.]

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR LETTER AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

[To be added to the Class B-4 Certificates while they remain Private
Certificates: NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR, IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN

THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SERVICERS OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TRUSTEE AND DEPOSITOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

IN THE EVENT THAT A TRANSFER OF A PRIVATE CERTIFICATE WHICH IS A BOOK-ENTRY CERTIFICATE IS TO BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE SECURITIES ACT AND SUCH LAWS, IN ORDER TO ASSURE COMPLIANCE WITH THE SECURITIES ACT AND SUCH LAWS, THE CERTIFICATEHOLDER DESIRING TO EFFECT SUCH TRANSFER WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR CERTIFICATE IN RESPECT OF SUCH CERTIFICATE AND THE TRANSFEREE WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER IN RESPECT OF SUCH CERTIFICATE, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND CERTAIN OTHER ASSETS.

[To be added to the Class B-4 Certificates while they remain Private
Certificates: THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

Certificate No.                  :

Cut-off Date                     :  September 1, 2006

First Distribution Date          :  October 25, 2006

Initial Certificate Balance of
this Certificate
("Denomination")                 :

Initial Certificate Balances of
all Certificates of this Class   : _________________________ __________________

CUSIP
ISIN

                         GS MORTGAGE SECURITIES CORP.

                        GSAA Home Equity Trust 2006-15
                   Asset-Backed Certificates, Series 2006-15
  [Class AV-1][Class AF-2][Class AF-3A][Class AF-3B][Class AF-4][Class AF-5]
                   [Class AF-6][Class M-1][Class M-2] [Class
                 M-3][Class M-4] [Class M-5][Class M-6][Class
                     B-1][Class B-2][Class B-3][Class B-4]

                  evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

                  Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                  This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), and as Securities Administrator (in such capacity, the "Securities Administrator"), JPMorgan Chase Bank, National Association, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

                  IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      not in its individual capacity, but
                                      solely as Securities Administrator



                                      By:
                                         --------------------------------------


Authenticated:



By:
   -----------------------------------------
     Authorized Signatory of
     WELLS FARGO BANK, NATIONAL ASSOCIATION,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-15
                           Asset-Backed Certificates

                  This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-15 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date.

                  Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five (5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

                  On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:



                                        _____________________________________
                                        Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS
                          -------------------------

    The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number __________, or, if mailed by check, to _______________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

                  This information is provided by ___________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT B


                          FORM OF CLASS P CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                       :             1
Cut-off Date                          :             September 1, 2006
First Distribution Date               :             October 25, 2006
Percentage Interest of this
Certificate
("Denomination")                      :             [_____]%
CUSIP                                 :
ISIN                                  :

                         GS MORTGAGE SECURITIES CORP.

                        GSAA Home Equity Trust 2006-15
                   Asset-Backed Certificates, Series 2006-15

                                    Class P

                  evidencing a percentage interest in the distributions allocable to the Certificates of the above referenced Class.

                  Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                  This certifies that Goldman Sachs is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), and as Securities Administrator (in such capacity, the "Securities Administrator"), JPMorgan Chase Bank, National Association, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office designated by the Securities Administrator for such purposes or the office or agency maintained by the Securities Administrator.

                  No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter, (in substantially the form attached to the Agreement), or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor. No transfer of a Certificate of this Class shall be made unless the

Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator, or (ii) if the transferee is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Securities Administrator, the Trustee and the Depositor to the effect that the purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

                  IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:
                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, not in its individual capacity, but solely as Securities Administrator



                                   By:
                                      -----------------------------------------


Authenticated:



By:
   -----------------------------------------
     Authorized Signatory of
     WELLS FARGO BANK, NATIONAL ASSOCIATION,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-15
                           Asset-Backed Certificates

                  This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-15 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                  Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five (5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future

Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

                  On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:



                                        _____________________________________
                                        Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

    The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number __________, or, if mailed by check, to _______________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

This information is provided by ____,
the assignee named above, or ,
as its agent.

                                   EXHIBIT C


              FORM OF CLASS R, CLASS RC AND CLASS RX CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT WITHOUT AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.


Certificate No.                               :         [R][RC][RX]

Cut-off Date                                  :         September 1, 2006

First Distribution Date                       :         October 25, 2006

Initial Certificate Balance of this
Certificate ("Denomination")                  :         $100

Initial Certificate Balance of all
Certificates of this Class:                   :         $100

CUSIP                                         :

ISIN                                          :

                         GS MORTGAGE SECURITIES CORP.

                        GSAA Home Equity Trust 2006-15
                   Asset-Backed Certificates, Series 2006-15

                               Class [R][RC][RX]

                  evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

         Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that [____________] is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class [R][RC][RX] Certificates pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), and as Securities Administrator (in such capacity, the "Securities Administrator"), JPMorgan Chase Bank, National Association, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class [R][RC][RX] Certificate at the office designated by the Securities Administrator for such purposes.

         No transfer of a Class [R][RC][RX] Certificate shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Securities Administrator or the Trust Fund, or, alternatively, an opinion of counsel as described in the Agreement. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without an opinion of counsel as described in the Agreement, such attempted transfer or acquisition shall be void and of no effect.

         Each Holder of this Class [R][RC][RX] Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class [R][RC][RX] Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class [R][RC][RX] Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class [R][RC][RX] Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class [R][RC][RX] Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class [R][RC][RX] Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class [R][RC][RX] Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class [R][RC][RX] Certificate, (C) not to cause income with respect to the Class [R][RC][RX] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class [R][RC][RX] Certificate or to cause the Transfer of the Ownership Interest in this Class [R][RC][RX] Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class [R][RC][RX] Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                  IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:
                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          not in its individual capacity,
                                          but solely as Securities Administrator



                                     By:
                                        ----------------------------------------


Authenticated:



By:
   -----------------------------------------
     Authorized Signatory of
     WELLS FARGO BANK, NATIONAL ASSOCIATION,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-15
                           Asset-Backed Certificates

         This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-15 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

         Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five
(5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Trustee, the Depositor, the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee or Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

         On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:



                                        _____________________________________
                                        Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

    The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number __________, or, if mailed by check, to _______________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

This information is provided by _________________________________________, the assignee named above, or ____________________________________________, as its agent.

                                   EXHIBIT D

                          FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER ASSETS

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER (THE "RULE 144A LETTER") IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA,

SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

                  Certificate No.                  :     X-1

                  Cut-off Date                     :     September 1, 2006

                  First Distribution Date          :     October 25, 2006

                  Percentage Interest of this
                  Certificate ("Denomination")     :     100%

                  CUSIP                            :

                  ISIN                             :

                         GS MORTGAGE SECURITIES CORP.

                        GSAA Home Equity Trust 2006-15
                   Asset-Backed Certificates, Series 2006-15

                                    Class X

                  evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

                  Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor the Master Servicer, to Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                  This certifies that [_______________________] is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), and as Securities Administrator (in such capacity, the "Securities Administrator"), JPMorgan Chase Bank, National Association, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office designated by the Securities Administrator for such purposes or the office or agency maintained by the Securities Administrator.

                  No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter (in substantially the form attached to the Agreement), or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor. No transfer of a Certificate of this Class shall be made unless the Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator, or (ii) if the transferee is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Securities Administrator, the Trustee and the Depositor to the effect that the purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     * * *

                  IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      not in its individual capacity, but
                                      solely as Securities Administrator



                                      By:
                                         --------------------------------------


Authenticated:



By:
   -----------------------------------------
     Authorized Signatory of
     WELLS FARGO BANK, NATIONAL ASSOCIATION,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-15
                           Asset-Backed Certificates

                  This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-15 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month of such Distribution Date.

                  Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five (5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

                  On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

                  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:



                                        _____________________________________
                                        Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

    The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number __________, or, if mailed by check, to _______________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

This information is provided by _____________________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT E

                  FORM OF INITIAL CERTIFICATION OF CUSTODIAN

                                    [date]

[Depositor]

[Trustee]

---------------------

---------------------

         Re: Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), and as securities administrator (in such capacity, the "Securities Administrator").

Ladies and Gentlemen:

                  In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, for each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan listed in the attached exception report), it has received:

                  (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

                  (ii) except with respect to a MERS Loan, an executed Assignment of Mortgage (which may be included in a blanket assignment or assignments).

                  Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

                  The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Trust Agreement. The Custodian makes no representations as to:
(i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                    [DEUTSCHE BANK NATIONAL TRUST
                                         COMPANY][JPMORGAN CHASE BANK,
                                    NATIONAL ASSOCIATION][U.S. BANK
                                    NATIONAL ASSOCIATION], not in its individual capacity, but solely as Custodian



                                    By:_________________________________
                                    Name:_______________________________
                                    Title:________________________________

                                   EXHIBIT F

                        FORM OF DOCUMENT CERTIFICATION
                       AND EXCEPTION REPORT OF CUSTODIAN

                                    [date]

[Depositor]

[Trustee]

---------------------

---------------------

         Re: Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), and as securities administrator (in such capacity, the "Securities Administrator").

Ladies and Gentlemen:

                  In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, hereby certifies, subject to any exceptions listed on the exception report attached hereto, that as to each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan paid in full or listed on the attached exception report) it has received:

                  (a) the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

                  (b) the original Assignment of Mortgage in blank, unless the Mortgage Loan is a MERS Loan;

                  (c) personal endorsement and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if provided);

                  (d) the related original Mortgage and evidence of its recording or a certified copy of the mortgage with evidence of recording;

                  (e) except with respect to a MERS Loan, originals of any intervening Mortgage assignment or certified copies in either case evidencing recording; provided that the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

                  (f) if provided, originals of all assumption, modification, agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement;

                  (g) an original or copy of a title insurance policy, a certificate of title, or attorney's opinion of title and abstract of title;

                  (h) to the extent applicable, (1) an original power of attorney, or a certified copy thereof, in either case with evidence of recordation if the document to which such power of attorney relates is recorded, and (2) if provided, an original or copy of any surety agreement or guaranty agreement;

                  (i) for each Mortgage Loan with respect to which the Mortgagor's name as it appears on the note does not match the borrower's name on the mortgage loan schedule, one of the following: the original of the assumption agreement or a certified copy thereof;

                  (j) a security agreement, chattel mortgage or equivalent document executed in connection with the mortgage, if provided.

                  Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items 2, 8, 33 and 34 of the Mortgage Loan Schedule accurately reflects information set forth in the Custodial File.

                  The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review of the Custodial File specifically required in the Trust Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                    [DEUTSCHE BANK NATIONAL TRUST
                                         COMPANY][JPMORGAN CHASE BANK,
                                    NATIONAL ASSOCIATION][U.S. BANK
                                    NATIONAL ASSOCIATION], not in its individual capacity, but solely as Custodian



                                    By:_________________________________
                                    Name:_______________________________
                                    Title:________________________________

                                   EXHIBIT G

                      FORM OF RESIDUAL TRANSFER AFFIDAVIT


                        GSAA Home Equity Trust 2006-15,
                   Asset-Backed Certificates, Series 2006-15

STATE OF           )
                   ) ss.:
COUNTY OF          )

                  The undersigned, being first duly sworn, deposes and says as follows:

                  1. The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Class [R][RC][RX] Certificate (the "Certificate") issued pursuant to the Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), and as securities administrator (in such capacity, the "Securities Administrator"), U.S. Bank National Association, as a custodian and JPMorgan Chase Bank, National Association, as a custodian. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor, the Securities Administrator and the Trustee.

                  2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

                  3. The Transferee has been advised of, and understands that
(i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

                  4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass through entity an affidavit that such record holder is a Permitted Transferee and the pass through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass through entities as a nominee for another Person.)

                  5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

                  6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Securities Administrator a certificate substantially in the form set forth as Exhibit H to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

                  7. The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

                  8. The Transferee's taxpayer identification number is
__________.

                  9. The Transferee is a U.S. Person as defined in Code
Section 7701(a)(30).

                  10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                  11. The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

                  12. Check one of the following:

                  [_] The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

                  (i) the present value of any consideration given to the Transferee to acquire such Certificate;

                  (ii) the present value of the expected future distributions on such Certificate; and

                  (iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

                  For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

                  [_] The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

                  (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

                  (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

                  (iii) the Transferee will transfer the Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations
Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

                  (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

                  [_]  None of the above.

                  13. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

                  IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _______, 20__.

                                         -------------------------------
                                         Print Name of Transferee



                                         By:______________________________
                                                  Name:
                                                  Title:

[Corporate Seal]

ATTEST:



-------------------------------
[Assistant] Secretary

                  Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

                  Subscribed and sworn before me this ____ day of _______, 20__.


                                         ---------------------------
                                                  NOTARY PUBLIC


                                         My Commission expires the __ day
                                         of _________, 20__

                                   EXHIBIT H

                        FORM OF TRANSFEROR CERTIFICATE

                                                              __________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

         Re:      GSAA Home Equity Trust 2006-15, Asset-Backed Certificates
                  Series 2006-15, Class [___]
         ---      ----------------------------------------------------------

Ladies and Gentlemen:

                  In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Residual Certificate, (A) we have no knowledge the Transferee is not a Permitted Transferee and (B) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the Transferee will not pay all taxes with respect to the Residual Certificates as they become due and (C) we have no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee's Residual Transfer Affidavit are false.

                                   Very truly yours,



                                   ___________________________________________
                                   Print Name of Transferor


                                   By:
                                      ----------------------------------------
                                   Authorized Officer

                                   EXHIBIT I


                           FORM OF RULE 144A LETTER

                                                            ____________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

         Re: GSAA Home Equity Trust 2006-15, Asset-Backed Certificates, Series 2006-15, Class [__]
                  ----------------------------------------------------------

Ladies and Gentlemen:

                  In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are purchasing a Class AV-1, Class AF-2, Class AF-3A, Class AF-3B, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 or a Class B-3 Certificate, or we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a plan subject to any federal, state or local law materially similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or, with respect to a Class B-4, Class X Certificate or Class P Certificate that has been the subject of an ERISA-Qualifying Underwriting, the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the

Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                          ANNEX 1 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

                  [For Transferees Other Than Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

                  2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $___________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.


                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                  5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                      ------------------------------------
                                      Print Name of Transferee


                                      By:
                                         ---------------------------------
                                               Name:
                                               Title:


                                      Date:
                                           -------------------------------

                                                          ANNEX 2 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

                  [For Transferees That are Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.
____ The Buyer owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A). ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                  ---------------------------------
                                  Print Name of Transferee



                                  By:_______________________________
                                           Name:
                                           Title:


                                  IF AN ADVISER:



                                  ----------------------------------
                                  Print Name of Buyer


                                  Date:______________________________

                                  EXHIBIT J-1

                         FORM OF BACK-UP CERTIFICATION
                               (Master Servicer)

         Re: Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), and as securities administrator (in such capacity, the "Securities Administrator").

         I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Depositor and the Securities Administrator pursuant to the Agreement (collectively, the "Company Servicing Information");

                  (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

                  (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor;

                  (4) I am responsible for reviewing the activities performed by the Company as a servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and




                                    J-1-1

                  (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                   Date:    _________________________


                                   By:      ________________________________
                                            Name:
                                            Title:




                                    J-1-2

                                  EXHIBIT J-2

                         FORM OF BACK-UP CERTIFICATION
                          (Securities Administrator)

         Re: Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), and as securities administrator (in such capacity, the "Securities Administrator").


         I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all reports on Form 10-D containing statements to certificateholders filed in respect of the period included in the year covered by the annual report of the Trust Fund (collectively, the "Distribution Date Statements");

                  (2) Assuming the accuracy and completeness of the information delivered to the Company by the Master Servicer as provided in the Agreement and subject to paragraph (4) below, the distribution information determined by the Company and set forth in the Distribution Date Statements contained in all Form 10-D's included in the year covered by the annual report of such Trust on Form 10-K for the calendar year 200[ ], is complete and does not contain any material misstatement of fact as of the last day of the period covered by such annual report;

                  (3) Based solely on the information delivered to the Company by the Master Servicer as provided in the Agreement, (i) the distribution information required under the Agreement to be contained in the Trust Fund's Distribution Date Statements and (ii) the servicing information required to be provided by the Master Servicer to the Securities Administrator for inclusion in the Trust Fund's Distribution Date Statements, to the extent received by the Securities Administrator from the Master Servicer in accordance with the Agreement, is included in such Distribution Date Statements;


                                    J-2-1

                  (4) The Company is not certifying as to the accuracy, completeness or correctness of the information which it received from the Master Servicer and did not independently verify or confirm the accuracy, completeness or correctness of the information provided by the Master Servicer;

                  (5) I am responsible for reviewing the activities performed by the Company as a person "performing a servicing function" under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Servicing Assessment and except as disclosed in the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

                  (6) The Servicing Assessment and Attestation Report required to be provided by the Company pursuant to the Agreement, have been provided to the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                    Date:    ________________________________


                                    By:      ________________________________
                                             Name:
                                             Title:




                                    J-2-2

                                   EXHIBIT K

          FORM OF SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF
                             COMPLIANCE STATEMENT

         The assessment of compliance to be delivered by the [Master Servicer] [Securities Administrator] [Custodian] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
                                                                                                       Securities
                              Servicing Criteria                                   Master Servicer   Administrator    Custodians
-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                                    General Servicing Considerations
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
1122(d)(1)(i)            Policies and procedures are instituted to monitor any
                         performance or other triggers and events of default
                         in accordance with the transaction agreements.                   X                X
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         If any material servicing activities are outsourced
                         to third parties, policies and procedures are
                         instituted to monitor the third party's performance
1122(d)(1)(ii)           and compliance with such servicing activities.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Any requirements in the transaction agreements to
                         maintain a back-up servicer for the mortgage loans
1122(d)(1)(iii)          are maintained.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         A fidelity bond and errors and omissions policy is in
                         effect on the party participating in the servicing
                         function throughout the reporting period in the
                         amount of coverage required by and otherwise in
                         accordance with the terms of the transaction
1122(d)(1)(iv)           agreements.                                                      X
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                                   Cash Collection and Administration
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Payments on mortgage loans are deposited into the
                         appropriate custodial bank accounts and related bank
                         clearing accounts no more than two business days
                         following receipt, or such other number of days
1122(d)(2)(i)            specified in the transaction agreements.                         X                X
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Disbursements made via wire transfer on behalf of an
                         obligor or to an investor are made only by authorized
1122(d)(2)(ii)           personnel.                                                                        X
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------


                                     K-1

-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
                                                                                                       Securities
                              Servicing Criteria                                   Master Servicer   Administrator    Custodians
-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Advances of funds or guarantees regarding
                         collections, cash flows or distributions, and any
                         interest or other fees charged for such advances, are
                         made, reviewed and approved as specified in the
1122(d)(2)(iii)          transaction agreements.                                          X
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         The related accounts for the transaction, such as
                         cash reserve accounts or accounts established as a
                         form of overcollateralization, are separately
                         maintained (e.g., with respect to commingling of
1122(d)(2)(iv)           cash) as set forth in the transaction agreements.                                 X
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Each custodial account is maintained at a federally
                         insured depository institution as set forth in the
                         transaction agreements. For purposes of this
                         criterion, "federally insured depository institution"
                         with respect to a foreign financial institution means
                         a foreign financial institution that meets the                                    X
                         requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)            Exchange Act.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------

                         Unissued checks are safeguarded so as to prevent                                  X
1122(d)(2)(vi)           unauthorized access.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Reconciliations are prepared on a monthly basis for
                         all asset-backed securities related bank accounts,
                         including custodial accounts and related bank
                         clearing accounts. These reconciliations are (A)
                         mathematically accurate; (B) prepared within 30
                         calendar days after the bank statement cutoff date,
                         or such other number of days specified in the
                         transaction agreements; (C) reviewed and approved by
                         someone other than the person who prepared the
                         reconciliation; and (D) contain explanations for
                         reconciling items. These reconciling items are                   X                X
                         resolved within 90 calendar days of their original
                         identification, or such other number of days
1122(d)(2)(vii)          specified in the transaction agreements.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------


                                     K-2

-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
                                                                                                       Securities
                              Servicing Criteria                                   Master Servicer   Administrator    Custodians
-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                                   Investor Remittances and Reporting
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Reports to investors, including those to be filed
                         with the Commission, are maintained in accordance
                         with the transaction agreements and applicable
                         Commission requirements. Specifically, such reports
                         (A) are prepared in accordance with timeframes and
                         other terms set forth in the transaction agreements;
                         (B) provide information calculated in accordance with
                         the terms specified in the transaction agreements;
                         (C) are filed with the Commission as required by its
                         rules and regulations; and (D) agree with investors'
                         or the trustee's records as to the total unpaid                  X                X
                         principal balance and number of mortgage loans
1122(d)(3)(i)            serviced by the Servicer.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Amounts due to investors are allocated and remitted
                         in accordance with timeframes, distribution priority
                         and other terms set forth in the transaction                                      X
1122(d)(3)(ii)           agreements.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Disbursements made to an investor are posted within
                         two business days to the Servicer's investor records,
                         or such other number of days specified in the
1122(d)(3)(iii)          transaction agreements.                                                           X
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Amounts remitted to investors per the investor
                         reports agree with cancelled checks, or other form of
1122(d)(3)(iv)           payment, or custodial bank statements.                           X                X
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                                       Pool Asset Administration
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
1122(d)(4)(i)            Collateral or security on mortgage loans is                                                      X
                         maintained as required by the transaction agreements
                         or related mortgage loan documents.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Mortgage loan and related documents are safeguarded
1122(d)(4)(ii)           as required by the transaction agreements.                                                       X
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
1122(d)(4)(iii)          Any additions, removals or substitutions to the asset
                         pool are made, reviewed and


                                     K-3


-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
                                                                                                       Securities
                              Servicing Criteria                                   Master Servicer   Administrator    Custodians
-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         approved in accordance with any conditions or
                         requirements in the transaction agreements.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Payments on mortgage loans, including any payoffs,
                         made in accordance with the related mortgage loan
                         documents are posted to the Servicer's obligor
                         records maintained no more than two business days
                         after receipt, or such other number of days specified
                         in the transaction agreements, and allocated to
                         principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)           accordance with the related mortgage loan documents.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         The Servicer's records regarding the mortgage loans
                         agree with the Servicer's records with respect to an
1122(d)(4)(v)            obligor's unpaid principal balance.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Changes with respect to the terms or status of an
                         obligor's mortgage loans (e.g., loan modifications or
                         re-agings) are made, reviewed and approved by
                         authorized personnel in accordance with the
                         transaction agreements and related pool asset
1122(d)(4)(vi)           documents.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Loss mitigation or recovery actions (e.g.,
                         forbearance plans, modifications and deeds in lieu of
                         foreclosure, foreclosures and repossessions, as
                         applicable) are initiated, conducted and concluded in
                         accordance with the timeframes or other requirements
1122(d)(4)(vii)          established by the transaction agreements.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Records documenting collection efforts are maintained
                         during the period a mortgage loan is delinquent in
                         accordance with the transaction agreements. Such
                         records are maintained on at least a monthly basis,
                         or such other period specified in the transaction
                         agreements, and describe the entity's activities in
                         monitoring delinquent mortgage loans including, for
1122(d)(4)(viii)         example, phone calls,




                                     K-4


-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
                                                                                                       Securities
                              Servicing Criteria                                   Master Servicer   Administrator    Custodians
-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         letters and payment rescheduling plans in cases where
                         delinquency is deemed temporary (e.g., illness or
                         unemployment).
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Adjustments to interest rates or rates of return for
                         mortgage loans with variable rates are computed based
1122(d)(4)(ix)           on the related mortgage loan documents.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Regarding any funds held in trust for an obligor
                         (such as escrow accounts): (A) such funds are
                         analyzed, in accordance with the obligor's mortgage
                         loan documents, on at least an annual basis, or such
                         other period specified in the transaction agreements;
                         (B) interest on such funds is paid, or credited, to
                         obligors in accordance with applicable mortgage loan
                         documents and state laws; and (C) such funds are
                         returned to the obligor within 30 calendar days of
                         full repayment of the related mortgage loans, or such
                         other number of days specified in the transaction
1122(d)(4)(x)            agreements.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Payments made on behalf of an obligor (such as tax or
                         insurance payments) are made on or before the related
                         penalty or expiration dates, as indicated on the
                         appropriate bills or notices for such payments,
                         provided that such support has been received by the
                         servicer at least 30 calendar days prior to these
                         dates, or such other number of days specified in the
1122(d)(4)(xi)           transaction agreements.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Any late payment penalties in connection with any
                         payment to be made on behalf of an obligor are paid
                         from the servicer's funds and not charged to the
                         obligor, unless the late payment was due to the
1122(d)(4)(xii)          obligor's error or omission.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Disbursements made on behalf of an obligor are posted
                         within two business days to the obligor's records
                         maintained by the servicer, or such other number of
1122(d)(4)(xiii)         days specified in the



                                     K-5


-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
                                                                                                       Securities
                              Servicing Criteria                                   Master Servicer   Administrator    Custodians
-------------------------------------------------------------------------------- ----------------- ---------------- ---------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         transaction agreements.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
                         Delinquencies, charge-offs and uncollectible accounts
                         are recognized and recorded in accordance with the
1122(d)(4)(xiv)          transaction agreements.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------
1122(d)(4)(xv)           Any external enhancement or other support, identified
                         in Item 1114(a)(1) through (3) or Item 1115 of
                         Regulation AB, is maintained as set forth in the                                  X
                         transaction agreements.
------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------

------------------------ ------------------------------------------------------- ----------------- ---------------- ---------------


                                  EXHIBIT L-1

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:  U.S. Bank National Assoc.     Attention:  Document Custody Services
     1133 Rankin Suite 100                     Receiving Unit
     EP-MN-TMZD                                FAX:  (651) 695-6100 or 695-6101
     St. Paul, MN 55116

RE: Custodial Agreement between U.S. Bank National Association, a custodian, and ___________________ as the company stated in the "agreement".

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated:

FROM:  Servicer:________________________________________________________,
City/State______________

SERVICER LOAN #: ___________________________,
U.S. BANK#_____________________________________,
Deal Name: ____________________,

Mortgagor's Name: ____________________________ Original loan amount: ________

Property Address: _____________________________ Payment amount: ____________

City/State/Zip: _______________________________ Interest rate: ________________

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------------------

________1.  Loan paid in full

________2.  Loan in foreclosure

________3.  Loan being substituted

________4. Loan being liquidated by company

________5.  Other (please explain)
_________________________________________________________




                                    L-1-1

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY NAME:______________________________PHONE#___________________________

AUTHORIZED SIGNER: ____________________________________________________
 NAME(TYPED):_________________________________DATE:_____________________

PHONE #:_______________________________________ DATE:___________________

-----------------------------------------------------------------------------
PLEASE MAIL DOCUMENTS BACK TO:
------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
_____________________________
-----------------------------------------------------------------------------



                                    L-1-2

                                  EXHIBIT L-2

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:      Deutsche Bank National Trust Company
         1761 East St. Andrew Place,
         Santa Ana, California 92705

RE: Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), and as securities administrator (in such capacity, the "Securities Administrator").

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated below. Further, any payments received by the Servicer listed below in connection with this request for release have been deposited into the Distribution Account for the benefit of the Trust.

FROM:  Servicer:_______________________________________, City/State____________

SERVICER LOAN #: ___________________,
DEUTSCHE BANK #_____________________________,
Deal Name: ____________________,

Mortgagor's Name: ______________________________ Original loan amount: ______

Property Address: _______________________________ Payment amount: __________

City/State/Zip: _________________________________ Interest rate: ______________

REASON FOR REQUESTING DOCUMENTS (check one)

________1.  Loan paid in full

________2.  Loan in foreclosure

________3.  Loan being substituted

________4. Loan being liquidated by company


                                    L-2-1

________5.  Other (please explain)
_________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY NAME:_______________________________PHONE#____________________________

AUTHORIZED SIGNER: ______________________________________________________
 NAME(TYPED):__________________________________DATE:______________________

PHONE #:________________________________________ DATE:____________________


-----------------------------------------------------------------------------
PLEASE MAIL DOCUMENTS BACK TO:
------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
_____________________________
-----------------------------------------------------------------------------




                                    L-2-2

                                  EXHIBIT L-3

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:      JPMorgan Chase Bank, National Association
         2220 Chemsearch Blvd., Suite 150,
         Irving, Texas 75062

RE: Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), and as securities administrator (in such capacity, the "Securities Administrator").

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated below:

FROM:  Servicer:______________________________________, City/State____________

SERVICER LOAN #: ___________________,
JPMORGAN CHASE BANK, N.A. #___________________,
Deal Name: ____________________,

Mortgagor's Name: _____________________________ Original loan amount: ______

Property Address: ______________________________ Payment amount: __________

City/State/Zip: ________________________________ Interest rate: ______________

REASON FOR REQUESTING DOCUMENTS (check one)

________1.  Loan paid in full

________2.  Loan in foreclosure

________3.  Loan being substituted

________4. Loan being liquidated by company


                                    L-3-1

________5.  Other (please explain)
_________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY NAME:__________________________________PHONE#________________________

AUTHORIZED SIGNER: _____________________________________________________
 NAME(TYPED):_____________________________________DATE:__________________

PHONE #:___________________________________________ DATE:________________


-----------------------------------------------------------------------------
PLEASE MAIL DOCUMENTS BACK TO:
------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
_____________________________
-----------------------------------------------------------------------------



                                    L-3-2

                                                      EXHIBIT M

                                           Form 8-K Disclosure Information

-------------------------------------------------------------------------------------------------------------------
                                            FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------------------------
                 Item on Form 8-K                                             Party Responsible
---------------------------------------------------------- --------------------------------------------------------
  Item 1.01- Entry into a Material Definitive                   The party to this Agreement entering into such
                  Agreement                                      material definitive agreement (excluding the
                                                                                   Trustee)

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive
agreements that are fully disclosed in the prospectus
---------------------------------------------------------- --------------------------------------------------------
  Item 1.02- Termination of a Material                          The party to this Agreement entering into such
         Definitive Agreement                                    material definitive agreement (excluding the
                                                                                   Trustee)

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
---------------------------------------------------------- --------------------------------------------------------
  Item 1.03- Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or
receivership, with respect to any of the following:
---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                                       Depositor/Sponsor (Seller)
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Affiliated Servicer                                                             Servicer
---------------------------------------------------------- --------------------------------------------------------
o Other Servicer servicing 20% or more of the pool                                Servicer
assets at the time of the report
---------------------------------------------------------- --------------------------------------------------------
o Other material servicers                                                        Servicer
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Significant Obligor                                                             Depositor
---------------------------------------------------------- --------------------------------------------------------
o Credit Enhancer (10% or more)                                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
o Derivative Counterparty                                                         Depositor
---------------------------------------------------------- --------------------------------------------------------


                                                         M-1

-------------------------------------------------------------------------------------------------------------------
                                            FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------------------------
                 Item on Form 8-K                                             Party Responsible
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
Item 2.04- Triggering Events that Accelerate or Increase        Master Servicer and Securities Administrator
 a Direct Financial Obligation or an Obligation under an
              Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall
triggers which are disclosed in the monthly statements
to the certificateholders.
---------------------------------------------------------- --------------------------------------------------------
 Item 3.03- Material Modification to Rights of Security                   Securities Administrator
                         Holders

Disclosure is required of any material modification to
documents defining the rights of Certificateholders,
including the Pooling and Servicing Agreement.
---------------------------------------------------------- --------------------------------------------------------
 Item 5.03- Amendments of Articles of                           (i) Securities Administrator and (ii) Depositor
 Incorporation or Bylaws; Change of Fiscal                       with respect to any information relating to the
              Year                                                                 Depositor

Disclosure is required of any amendment "to the
governing documents of the issuing entity".
---------------------------------------------------------- --------------------------------------------------------
 Item 6.01- ABS Informational and Computational Material                          Depositor

---------------------------------------------------------- --------------------------------------------------------
Item 6.02- Change of Servicer or Securities Administrator         Master Servicer/Securities Administrator/
                                                                                  Servicer

Requires disclosure of any removal, replacement,
substitution or addition of any master servicer,
affiliated servicer, other servicer servicing 10% or
more of pool assets at time of report, other material
servicers or trustee.
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new servicer or master
Servicer/Master Servicer/Depositor servicer is also
required.
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                     successor Trustee
---------------------------------------------------------- --------------------------------------------------------
   Item 6.03- Change in Credit Enhancement or External             Depositor and Securities Administrator
                         Support

Covers termination of any enhancement in manner other
than by its terms, the addition of an
---------------------------------------------------------- --------------------------------------------------------



                                                         M-2

-------------------------------------------------------------------------------------------------------------------
                                            FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------------------------
                 Item on Form 8-K                                             Party Responsible
---------------------------------------------------------- --------------------------------------------------------
enhancement, or a material change in the enhancement
provided. Applies to external credit enhancements as
well as derivatives.
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new enhancement                                       Depositor
provider is also required.
---------------------------------------------------------- --------------------------------------------------------
       Item 6.04- Failure to Make a Required                              Securities Administrator
                   Distribution
---------------------------------------------------------- --------------------------------------------------------
      Item 6.05- Securities Act Updating Disclosure                               Depositor

If any material pool characteristic differs by 5% or
more at the time of issuance of the securities from
the description in the final prospectus, provide
updated Reg AB disclosure about the actual asset pool.
---------------------------------------------------------- --------------------------------------------------------
If there are any new servicers or originators required
Depositor to be disclosed under Regulation AB as a
result of the foregoing, provide the information
called for in Items 1108 and 1110 respectively.
---------------------------------------------------------- --------------------------------------------------------
              Item 7.01- Reg FD Disclosure                       All parties (excluding the Trustee and any
                                                                                  Custodian)
---------------------------------------------------------- --------------------------------------------------------
                 Item 8.01- Other Events                                          Depositor

   Any event, with respect to which information is
    not otherwise called for in Form 8-K, that the
         registrant deems of importance to
                 certificateholders.
---------------------------------------------------------- --------------------------------------------------------
         Item 9.01- Financial Statements and                    Responsible party for reporting/disclosing the
                      Exhibits                                          financial statement or exhibit
---------------------------------------------------------- --------------------------------------------------------



                                                         M-3



                                                      EXHIBIT N


                                           Additional Form 10-D Disclosure

-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-D                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
  Item 1: Distribution and Pool Performance Information

---------------------------------------------------------- --------------------------------------------------------
Information included in the [Monthly Statement]            Servicer, Master Servicer and Securities Administrator

---------------------------------------------------------- --------------------------------------------------------
Any information required by 1121 which is NOT included                            Depositor
on the [Monthly Statement]

---------------------------------------------------------- --------------------------------------------------------
                Item 2: Legal Proceedings

Any legal proceeding pending against the following
entities or their respective property, that is
material to Certificateholders, including any
proceedings known to be contemplated by governmental
authorities:
---------------------------------------------------------- --------------------------------------------------------
o Issuing Entity (Trust Fund)                              Master Servicer, Securities Administrator and Depositor
---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                             Seller (if a party to the Pooling and Servicing
                                                                          Agreement) or Depositor
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
o 1110(b) Originator                                                              Depositor
---------------------------------------------------------- --------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Securities Administrator)
---------------------------------------------------------- --------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                      Depositor
---------------------------------------------------------- --------------------------------------------------------
     Item 3: Sale of Securities and Use of Proceeds         (i) Depositor (with respect to the Closing Date) and
Information from Item 2(a) of Part II of Form 10-Q:                         (ii) Master Servicer

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

---------------------------------------------------------- --------------------------------------------------------


                                                         N-1


-------------------------------------------------------------------------------------------------------------------
                                        ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-D                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
         Item 4: Defaults Upon Senior Securities                          Securities Administrator

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after
expiration of any grace period and provision of any
required notice)
---------------------------------------------------------- --------------------------------------------------------
   Item 5: Submission of Matters to a Vote of Security                    Securities Administrator
                         Holders

Information from Item 4 of Part II of Form 10-Q
---------------------------------------------------------- --------------------------------------------------------
       Item 6: Significant Obligors of Pool Assets                                Depositor

Item 1112(b) - Significant Obligor Financial Information*
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form
10-D for the distribution period in which updated
information is required pursuant to the Item.
---------------------------------------------------------- --------------------------------------------------------
  Item 7: Significant Enhancement Provider Information

Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*
---------------------------------------------------------- --------------------------------------------------------
o Determining applicable disclosure threshold                                     Depositor
---------------------------------------------------------- --------------------------------------------------------

o Requesting required financial information (including                            Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
    Item 1115(b) - Derivative Counterparty Financial
                      Information*
---------------------------------------------------------- --------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
o Determining current significance percentage                                     Depositor
---------------------------------------------------------- --------------------------------------------------------

o Requesting required financial information (including                            Depositor
any required accountants' consent to the use thereof)
or effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form
10-D for the distribution period in which updated
information is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------



                                                         N-2


-------------------------------------------------------------------------------------------------------------------
                                        ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-D                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
                Item 8: Other Information                    Any party responsible for the applicable disclosure
                                                                              items on Form 8-K
Disclose any information  required to be reported on Form
8-K during  the  period  covered by the Form 10-D but not
reported
---------------------------------------------------------- --------------------------------------------------------
                    Item 9: Exhibits
---------------------------------------------------------- --------------------------------------------------------
         Monthly Statement to Certificateholders                          Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                   material agreements
---------------------------------------------------------- --------------------------------------------------------





                                                         N-3


                                                      EXHIBIT O
                                           Additional Form 10-K Disclosure

-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-K                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
           Item 1B: Unresolved Staff Comments                                     Depositor


---------------------------------------------------------- --------------------------------------------------------
               Item 9B: Other Information                              Any party responsible for disclosure

items on Form 8-K Disclose any information required                                   Form 8-K
to be reported on during the fourth quarter covered
by the Form 10-K but not reported
---------------------------------------------------------- --------------------------------------------------------
          Item 15: Exhibits, Financial Statement                      (i) As to agreements, Securities
                        Schedules                             Administrator/Depositor and (ii) as to financial
                                                              statements, Reporting Parties (as to themselves)
---------------------------------------------------------- --------------------------------------------------------
           Reg AB Item 1112(b): Significant
                Obligors of Pool Assets
---------------------------------------------------------- --------------------------------------------------------
Significant Obligor Financial Information*                                        Depositor
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form
10-D for the distribution period in which updated
information is required pursuant to the Item.
---------------------------------------------------------- --------------------------------------------------------
          Reg AB Item 1114(b)(2): Credit
          Enhancement Provider Financial
                     Information
---------------------------------------------------------- --------------------------------------------------------
o Determining applicable disclosure threshold                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
o Requesting required financial information (including                            Depositor
any required accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form
10-D for the distribution period in which updated
information is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------
 Reg AB Item 1115(b): Derivative Counterparty Financial
                       Information
---------------------------------------------------------- --------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
o Determining current significance percentage                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------



                                                          O-1

-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-K                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
           Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following
entities or their respective property, that is
material to Certificateholders, including any
proceedings known to be contemplated by governmental
authorities:
---------------------------------------------------------- --------------------------------------------------------
o Issuing Entity (Trust Fund)                              Master Servicer, Securities Administrator and Depositor
---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                          Seller (if a party to the Master Servicing and Trust
                                                                          Agreement) or Depositor
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
o 1110(b) Originator                                                              Depositor
---------------------------------------------------------- --------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Securities Administrator)
---------------------------------------------------------- --------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                      Depositor
---------------------------------------------------------- --------------------------------------------------------
    Reg AB Item 1119: Affiliations and
                 Relationships
---------------------------------------------------------- --------------------------------------------------------

Whether (a) the Sponsor (Seller), Depositor or Issuing
Depositor as to (a) Entity is an affiliate of the following parties, and (b) Sponsor/Seller as to (a) to the extent known and material, any of the following parties are affiliated with one another:

---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
Whether there are any "outside the ordinary course                           Depositor as to (a)
business arrangements" other than would be obtained in                    Sponsor/Seller as to (a)
an arm's length transaction between (a) the Sponsor
(Seller), Depositor or Issuing Entity on the one hand,
and (b) any of the following parties (or their
affiliates) on the other hand, that exist currently or
within the past two years and that are material to a
Certificateholder's understanding of the Certificates:
---------------------------------------------------------- --------------------------------------------------------


                                                         O-2


-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-K                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                         Depositor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
Whether there are any specific relationships involving
Depositor as to (a) the transaction or the pool assets
between (a) the Sponsor/Seller as to (a) Sponsor
(Seller), Depositor or Issuing Entity on the one hand,
and (b) any of the following parties (or their
affiliates) on the other hand, that exist currently or
within the past two years and that are material:
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------


                                                         O-3

                                   EXHIBIT P


 Form of Master Loan Purchase Agreement, between various sellers and Goldman
                Sachs Mortgage Company



         [See Exhibit 99.1 to Form 8-K/A filed with the Commission on
            February 14, 2006, Accession No. 0000905148-06-001326]

                                   EXHIBIT Q

            Flow Servicing Agreement, dated as of January 1, 2006, between Avelo Mortgage, L.L.C. and Goldman Sachs Mortgage Company



          [See Exhibit 99.13 to Form 8-K filed with the Commission on
              March 14, 2006, Accession No. 0000905148-06-00297]

                                   EXHIBIT R

   Servicing Agreement, dated as of June 30, 2006, between Wells Fargo Bank,
           National Association and Goldman Sachs Mortgage Company



 [See Exhibit 99.1 to Form 8-K filed with the Commission on September 12, 2006,
                      Accession No. 0000905148-06-005684]

                                   EXHIBIT S



      Master Mortgage Loan Purchase and Servicing Agreement, dated as of
                    November 1, 2005, between M&T Mortgage
                Corporation and Goldman Sachs Mortgage Company







                                [See Attached]

                                                                     Exhibit S
                                                                     ---------

                                                                EXECUTION COPY
===============================================================================




             MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT






                           M&T MORTGAGE CORPORATION,
                              Seller and Servicer






                        GOLDMAN SACHS MORTGAGE COMPANY
                                   Purchaser









                         Dated as of November 1, 2005






                           Fixed and Adjustable Rate
                     First and Second Lien Mortgage Loans



===============================================================================

                               TABLE OF CONTENTS

                                                                          Page

SECTION 1.  DEFINITIONS........................................................1

SECTION 2.  AGREEMENT TO PURCHASE.............................................21

SECTION 3.  MORTGAGE LOAN SCHEDULES...........................................21

SECTION 4.  PURCHASE PRICE....................................................21

SECTION 5.  EXAMINATION OF MORTGAGE FILES.....................................22

SECTION 6.  CONVEYANCE FROM SELLER TO PURCHASER...............................22

   Subsection 6.01  Conveyance of Mortgage Loans; Possession of
                    Servicing Files..........................................22
   Subsection 6.02  Books and Records........................................23
   Subsection 6.03  Delivery of Mortgage Loan Documents......................24

SECTION 7.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER;
            REMEDIES FOR BREACH...............................................24

   Subsection 7.01  Representations and Warranties Respecting the Seller.....24
   Subsection 7.02  Representations and Warranties Regarding Individual
                    Mortgage Loans...........................................27
   Subsection 7.03  Remedies for Breach of Representations and Warranties....41
   Subsection 7.04  Repurchase of Certain Mortgage Loans.....................43
   Subsection 7.05  Purchase Price Protection................................43
   Subsection 7.06  Purchaser's Right to Review..............................44

SECTION 8.  CLOSING..........................................................44


SECTION 9.  CLOSING DOCUMENTS................................................45


SECTION 10. COSTS............................................................46


SECTION 11. SELLER'S SERVICING OBLIGATIONS...................................46


SECTION 12. REMOVAL OF MORTGAGE LOANS FROM INCLUSION UNDER THIS AGREEMENT UPON
            AN AGENCY TRANSFER, WHOLE LOAN TRANSFER OR A SECURITIZATION TRANSFER
            ON ONE OR MORE RECONSTITUTION DATES..............................46


SECTION 13. COMPLIANCE WITH REGULATION AB....................................48

   Subsection 13.01 Intent of the Parties; Reasonableness....................48
   Subsection 13.02 Additional Representations and Warranties
                    of the Seller............................................49

   Subsection 13.03 Information to Be Provided by the Seller.................50
   Subsection 13.04 Servicer Compliance Statement............................54
   Subsection 13.05 Report on Assessment of Compliance and Attestation.......54
   Subsection 13.06 Use of Subservicers and Subcontractors...................55
   Subsection 13.07 Indemnification; Remedies................................56
   Subsection 13.08 Information from Purchaser...............................58

SECTION 14. THE SELLER.......................................................58

   Subsection 14.01 Merger or Consolidation of the Seller....................58
   Subsection 14.02 Limitation on Liability of the Seller and Others.........59
   Subsection 14.03 Seller Not to Resign.....................................59
   Subsection 14.04 No Transfer of Servicing.................................59
   Subsection 14.05 Additional Indemnification by the Seller.................59

SECTION 15. DEFAULT..........................................................60

   Subsection 15.01 Events of Default........................................60
   Subsection 15.02 Waiver of Defaults.......................................61

SECTION 16. TERMINATION......................................................61

SECTION 17. SUCCESSOR TO THE SELLER..........................................62

SECTION 18. FINANCIAL STATEMENTS.............................................63

SECTION 19. NOTICES..........................................................64

SECTION 20. SEVERABILITY CLAUSE..............................................64

SECTION 21. COUNTERPARTS.....................................................65

SECTION 22. GOVERNING LAW....................................................65

SECTION 23. INTENTION OF THE PARTIES.........................................65

SECTION 24. SUCCESSORS AND ASSIGNS...........................................65

SECTION 25. WAIVERS..........................................................65

SECTION 26. EXHIBITS.........................................................66

SECTION 27. GENERAL INTERPRETIVE PRINCIPLES..................................66

SECTION 28. NONSOLICITATION..................................................66

SECTION 29. REPRODUCTION OF DOCUMENTS........................................66

SECTION 30. FURTHER AGREEMENTS...............................................67

SECTION 31. ENTIRE AGREEMENT.................................................67

SECTION 32. RELATIONSHIP OF THE PARTIES......................................67

SECTION 33. WAIVER OF TRIAL BY JURY..........................................67

SECTION 34. SUBMISSION TO JURISDICTION; WAIVERS..............................67

EXHIBITS
EXHIBIT 1   SELLER'S OFFICER'S CERTIFICATE
EXHIBIT 2   SERVICING TRANSFER INSTRUCTIONS
EXHIBIT 3   SECURITY RELEASE CERTIFICATION
EXHIBIT 4   ASSIGNMENT AND CONVEYANCE
EXHIBIT 5   CONTENTS OF EACH MORTGAGE FILE
EXHIBIT 6   FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT 7   FORM OF ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT 8   SERVICING ADDENDUM FOR SERVICING RETAINED MORTGAGE LOANS
EXHIBIT 9   SERVICING ADDENDUM FOR SERVICING RELEASED MORTGAGE LOANS
EXHIBIT 10  FORM OF BACK UP CERTIFICATION
EXHIBIT 11  FORM OF OPINION OF COUNSEL TO THE SELLER
EXHIBIT 12  FORM OF INDEMNIFICATION AGREEMENT
EXHIBIT 13  FORM OF ANNUAL CERTIFICATION
EXHIBIT 14  SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
EXHIBIT 15  INFORMATION TO BE INCLUDED IN MONTHLY REMITTANCE ADVICE
EXHIBIT 16  REPORTING REQUIREMENTS
SCHEDULE I  MORTGAGE LOAN SCHEDULE
SCHEDULE II POINTS AND FEES SCHEDULE

             MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

                  This is a MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT (the "Agreement"), dated as of November 1, 2005, by and between GOLDMAN SACHS MORTGAGE COMPANY, having an office at 85 Broad Street, New York, New York (the "Purchaser") and M&T MORTGAGE CORPORATION, having an office at One Fountain Plaza, Buffalo, NY 14203 (the "Seller").

                             W I T N E S S E T H:

                  WHEREAS, the Seller desires to sell, from time to time, to the Purchaser, and the Purchaser desires to purchase, from time to time, from the Seller, certain conventional fixed and adjustable rate residential first and second lien mortgage loans (the "Mortgage Loans") and certain fixed rate cooperative loans (the "Cooperative Loans"), and, with respect to the Servicing Released Mortgage Loans (as defined herein), the servicing rights appurtenant thereto, as described herein on a servicing retained or servicing released basis, and which shall be delivered in groups of whole loans on various dates as provided herein (each, a "Closing Date");

                  WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package, which is to be annexed hereto on each Closing Date as Schedule I;

                  WHEREAS, each Cooperative Loan is secured by a pledge of shares of stock issued by a Cooperative and the assignment of the appurtenant proprietary lease, all relating to a specified dwelling unit in an apartment building owned by the Cooperative and located in the states indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package, which is to be annexed hereto on each Closing Date as Schedule I; and

                  WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

                  SECTION 1. Definitions. For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage lending institutions which service loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in accordance with applicable law, the terms of the Mortgage and Mortgage Note and the servicing guidelines established by Fannie Mae for MBS pool mortgages, as defined in the Fannie Mae Guides (including future updates).

                  Adjustable Rate Mortgage Loan: A Mortgage Loan which provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

                  Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan is adjusted in accordance with the terms of the related Mortgage Note.

                  Agency Transfer: A Fannie Mae Transfer or a Freddie Mac Transfer.

                  Agreement: This Master Mortgage Loan Purchase and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

                  Ancillary Income: All income derived from the Mortgage Loans other than payments of principal, interest and Escrow Payments (excluding Servicing Fees and prepayment penalties attributable to the Mortgage Loans), including but not limited to interest received on funds deposited in the Custodial Account or any Escrow Account (to the extent permitted by applicable law), all late charges, assumption fees, escrow account benefits, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, and similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

                  Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan originated more than 12 months following the purchase of the Mortgaged Property by the related Mortgagor, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac.

                  Assignment and Conveyance: An assignment and conveyance of the Mortgage Loans purchased on a Closing Date in the form annexed hereto as
Exhibit 4.

                  Assignment of the Pledge Agreement: With respect to a Cooperative Loan, an assignment of the Pledge Agreement.

                  Assignment of Proprietary Lease: An assignment of the Proprietary Lease.

                  Assignment of Mortgage: With respect to each Mortgage Loan which is not a MOM Loan, an individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

                  Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed.

                  Buydown Agreement: An agreement between the Seller and a Mortgagor, or an agreement among the Seller, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which provides for the application of Buydown Funds.

                  Buydown Funds: In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage Loan, the buyer of such property, the Seller or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.

                  Buydown Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the Mortgage Note for a specified period and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

                  Buydown Period: The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

                  Cash Out Refinancing: A Refinanced Mortgage Loan the proceeds of which were in excess of the applicable amounts set forth in the M&T Mortgage Corporation Correspondent Seller Guide, on the related Mortgaged Property and related closing costs, and were used to pay any such existing first and/or second mortgage, as applicable, related closing costs and to provide additional proceeds for the use of the Mortgagor.

                  Closing Date: The date or dates on which the Purchaser, from time to time, shall purchase and the Seller, from time to time, shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

                  Closing Documents: With respect to any Closing Date, the documents required pursuant to Section 9.

                  Code: The Internal Revenue Code of 1986, or any successor statute thereto.

                  Combined Loan to Value Ratio or CLTV: With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan and any other mortgage loan which is secured by a lien on the related Mortgaged Property to (i) the Appraised Value of the related Mortgaged Property at origination with respect to a Refinanced Loan, and (ii) the lesser of the Appraised Value of the related Mortgaged Property at origination or the purchase price of the related Mortgaged Property with respect to all other Mortgage Loans.

                  Commission: The United States Securities and Exchange Commission.

                  Commitment Letter: With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the purchase price and terms letter agreement between the Purchaser and the Seller (including any exhibits, schedules and attachments thereto), setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Closing Date. A Commitment Letter may relate to more than one Mortgage Loan Package to be purchased on one or more Closing Dates hereunder.

                  Company Information:  As defined in Section 13.07(a).

                  Condemnation Proceeds: All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain.

                  Convertible Mortgage Loan: A Mortgage Loan that by its terms and subject to certain conditions contained in the related Mortgage or Mortgage Note allows the Mortgagor to convert the adjustable Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

                  Consent: A document executed by the Cooperative (i) consenting to the sale of the Cooperative Apartment to the Mortgagor and (ii) certifying that all maintenance charges and assessments relating to the Cooperative Apartment have been paid.

                  Cooperative: The private, non profit cooperative apartment corporation which owns all of the real property that comprises the Project, including the land, separate dwelling units and all common areas.

                  Cooperative Apartment: The specific dwelling unit relating to a Cooperative Loan.

                  Cooperative Lien Search: A search for (a) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against (i) the Cooperative, (ii) the seller of the Cooperative Apartment and (iii) the Mortgagor if the Cooperative Loan is a Refinanced Mortgage Loan or the buyer if the Cooperative Loan is a purchase; (b) filings of Financing Statements and
(c) the deed of the Project into the Cooperative.

                  Cooperative Loan: A Mortgage Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Apartment in the building owned by the related Cooperative.

                  Cooperative Shares: The shares of stock issued by the Cooperative, owned by the Mortgagor, and allocated to a Cooperative Apartment and represented by a Stock Certificate.

                  Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor's Glossary.

                  Custodial Account: The separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled "M&T MORTGAGE CORPORATION, as servicer, in trust for the Purchaser and various

Mortgagors, Fixed and Adjustable Rate Mortgage Loans", established at a financial institution acceptable to the Purchaser.

                  Custodial Agreement: The agreement governing the retention of the Mortgage Loan Documents.

                  Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

                  Cut-Off Date: The first day of the month in which the related Closing Date occurs.

                  Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

                  Determination Date: With respect to each Distribution Date, the fifteenth (15th) day of the calendar month in which such Distribution Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately preceding such fifteenth (15th) day.

                  Distribution Date: The eighteenth (18th) day of each month, commencing on the eighteenth day of the month next following the month in which the related Cut-Off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth
(18th) day.

                  Due Date: Except as may otherwise be set forth on the related Mortgage Loan Schedule, with respect to each Distribution Date, the first day of the calendar month in which such Distribution Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  Due Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

                  Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short term unsecured debt obligations of such holding company) are rated A-1 by S&P or, Prime 1 by Moody's (or a comparable rating if another rating agency is specified by the Purchaser by written notice to the Seller) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or
(iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity; provided however, that in the event any of the Mortgage Loans are subject to a Securitization Transaction, the Company agrees that the holding company or other entity which maintains any accounts subject to this definition, shall satisfy the rating requirements established by any Rating Agency which rates securities issued as part of the Securitization
 Transaction. Eligible Accounts may bear interest.

                  Escrow Account: The separate trust account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement which shall be entitled "M&T Mortgage Corporation, as servicer, in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans", established at a financial institution acceptable to the Purchaser.

                  Escrow Payments: The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

                  Estoppel Letter: A document executed by the Cooperative certifying, with respect to a Cooperative Apartment, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor's name and the Cooperative has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative have been paid.

                  Event of Default: Any one of the events enumerated in
Section 14.01.

                  Exchange Act. The Securities Exchange Act of 1934, as amended.

                  Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

                  Fannie Mae Transfer:  As defined in Section 12 hereof.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller pursuant to this Agreement), a determination made by the Seller that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Seller, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Seller shall maintain records, prepared by a servicing officer of the Seller, of each Final Recovery Determination.

                  Financing Statement: A financing statement in the form of a UCC 1 filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

                  First Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on the Mortgaged Property.

                  Fixed Rate Mortgage Loan: A Mortgage Loan with respect to which the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

                  Flood Zone Service Contract: A transferable contract maintained for the Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property

                  Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

                  Freddie Mac Transfer:  As defined in Section 12 hereof.

                  Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

                  High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, (b) classified as a "high cost home," "threshold," "covered," "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary.

                  HUD: The United States Department of Housing and Urban Development or any successor thereto.

                  Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

                  Initial Closing Date: The Closing Date on which the Purchaser purchases and the Seller sells the first Mortgage Loan Package hereunder.

                  Initial Purchaser:  Goldman Sachs Mortgage Company.

                  Initial Rate Cap: With respect to each Adjustable Rate Mortgage Loan and the initial Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Final Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase or decrease on the initial Adjustment Date.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Interim Servicing Period: With respect to any Servicing Released Mortgage Loan, the period commencing on the related Closing Date and ending on the related Servicing Transfer Date; provided, however that the Interim Servicing Period may be extended for an additional period as agreed to in writing by the Purchaser and Seller.

                  Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property.

                  Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan as of any date of determination, the ratio on such date of the outstanding principal amount of the Mortgage Loan, to the Appraised Value of the Mortgaged Property.

                  M&T Mortgage Corporation Correspondent Seller Guide: those certain underwriting guidelines of the Seller, in effect as of the Closing Date and as may be amended from time to time. The guide may be requested in writing by contacting Connie Reinhardt at: M&T Mortgage Corporation, One Fountain Plaza, Buffalo, NY 14203, telephone: 716-848-7135.

                  Maximum Mortgage Interest Rate: With respect to and as applicable to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

                  MIN: The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS(R) System.

                  Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

                  MOM Loan: Any Mortgage Loan where MERS acts as the mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

                  Monthly Advance: The aggregate of the principal and/or interest advances made by the Seller on any Distribution Date pursuant to
Section 11.21 of Exhibit 8 with respect to any Servicing Retained Mortgage
Loans.

                  Monthly Payment: With respect to any Mortgage Loan, the scheduled combined payment of principal and interest payable by a Mortgagor under the related Mortgage Note on each Due Date.

                  Moody's: Moody's Investors Service, Inc. or its successor in interest.

                  Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on Mortgaged Property securing the Mortgage Note.

                  Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit 5 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the related Commitment Letter.

                  Mortgage Interest Rate: With respect to each Fixed Rate Mortgage Loan, the fixed annual rate of interest provided for in the related Mortgage Note and, with respect to each Adjustable Rate Mortgage Loan, the annual rate that interest accrues on such Adjustable Rate Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

                  Mortgage Loan: Each first or second lien residential Servicing Retained Mortgage Loan and Servicing Released Mortgage Loan, sold, assigned and transferred to the Purchaser pursuant to this Agreement and the related Commitment Letter and identified on the Mortgage Loan Schedule annexed to this Agreement on such Closing Date, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Prepayment Charges, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, including, with respect to each Servicing Released Mortgage Loan, the related Servicing Rights.

                  Mortgage Loan Documents: Those documents described as the "Mortgage Loan Documents" in clauses 1-7, 23, 24, 25, 26, 27, 28, 29 and 30 in
Exhibit 5 annexed hereto.

                  Mortgage Loan Package: The Mortgage Loans listed on a Mortgage Loan Schedule, delivered to the Purchaser or its designee at least five (5) Business Days prior to the related Closing Date.

                  Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans to be delivered via electronically through electronic email to the Purchaser and/or its designee on each Closing Date for the Mortgage Loan Package delivered on such Closing Date, such schedule setting forth, but not limited to, the following information with respect to each Mortgage Loan in such Mortgage Loan Package:

                  (1) the Mortgage Loan identification number;

                  (2) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan;

                  (3) the Mortgagor's first and last name;

                  (4) the street address of the Mortgaged Property including the city, state and zip code;

                  (5) the original principal balance of the Mortgage Loan;

                  (6) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

                  (7) the actual unpaid principal balance of the Mortgage Loan as of the close of business on the Cut-off Date;

                  (8) the last scheduled Due Date on which a Monthly Payment was applied to the Scheduled Principal Balance;

                  (9) the last Due Date on which a Monthly Payment was actually applied to the actual unpaid principal balance;

                  (10) the Mortgage Interest Rate in effect immediately following origination;

                  (11) the Mortgage Interest Rate in effect immediately following the Cut-Off Date (if different from (10));

                  (12) the amount of the Monthly Payment at origination;

                  (13) the amount of the Monthly Payment as of the Cut-off Date (if different from (12));

                  (14) a code indicating whether the Mortgaged Property is owner-occupied, a second home or an investor property;

                  (15) a code indicating whether the Mortgaged Property is a single family residence, a two-family residence, a three-family residence, a four-family residence, a planned-unit development, or a condominium;

                  (16) a code indicating the loan purpose (i.e., purchase, rate/term refinance, cash-out refinance);

                  (17) the stated maturity date;

                  (18) the original months to maturity;

                  (19) the remaining months to maturity from the Cut-off Date based on the original amortization schedule and, if different, the remaining months to maturity expressed in the same manner but based on the actual amortization schedule;

                  (20) the origination date of the Mortgage Loan;

                  (21) the Appraised Value (including the purchase price of the Mortgaged Property, if applicable) and Loan-to-Value Ratio at origination;

                  (22) the date on which the first Monthly Payment was due on the Mortgage Loan after the origination date, and if such date is not consistent with the Due Date currently in effect, the current Due Date;

                  (23) with respect to each Adjustable Rate Mortgage Loan, the Index;

                  (24) with respect to each Adjustable Rate Mortgage Loan, the type of Adjustable Rate Mortgage Loan (i.e., 1/1, 3/1, 5/1, etc.);

                  (25) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

                  (26) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

                  (27) with respect to each Adjustable Rate Mortgage Loan, the Initial Rate Cap (if different from the Periodic Rate Cap)

                  (28) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate;

                  (29) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate;

                  (30) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following origination;

                  (31) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date (if different from (30));

                  (32) a code indicating the documentation type of the Mortgage Loan;

                  (33) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy and, if so, the name of the Qualified Insurer, the certificate number and the coverage amount of the Primary Insurance Policy;

                  (34) the Servicing Fee Rate;

                  (35) a code indicating whether or not an Adjustable Rate Mortgage Loan is convertible to a fixed interest rate;

                  (36) a code indicating whether the Mortgage Loan is subject to a prepayment penalty and, if so, the term of such prepayment penalty;

                  (37) the credit score (or mortgage score) of the Mortgagor;

                  (38) the debt-to-income ratio of the Mortgage Loan;

                  (39) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and, if so, the corresponding MIN;

                  (40) a code indicating whether the Mortgage Loan is an ALT-A Mortgage Loan;

                  (41) the type of Mortgage Loan (i.e., First Lien or Second
Lien)

                  (42) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance);

                  (43) the Mortgage Interest Rate adjustment period;

                  (44) [Reserved];

                  (45) [Reserved];

                  (46) a code indicating whether the Mortgage Loan is assumable;

                  (47) [Reserved];

                  (48) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; and

                  (49) a field indicating whether the borrower is self-employed.

The Mortgage Loan Schedule shall set forth the following information, in aggregate, as of the related Cut-off Date: (1) the number of Mortgage Loans;
(2) the original principal balance of the Mortgage Loans; (3) the Scheduled Principal Balance of the Mortgage Loans; (4) the weighted average Mortgage Interest Rate of the Mortgage Loans; (5) the weighted average Net Mortgage Loan Rate of the Mortgage Loans; (6) the weighted average remaining months to maturity of the Mortgage Loans; and (7) with respect to Adjustable Rate Mortgage Loans, the weighted average Gross Margin and the weighted average number of months until the next Adjustment Date. A Mortgage Loan Schedule will be prepared for each Closing Date and will be attached to the Assignment and Conveyance.

                  Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor secured by a Mortgage or a Pledge Agreement.

                  Mortgaged Property: (a) With respect to each Mortgage Loan, the Mortgagor's real property securing repayment of the related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling and (b) with respect to each Cooperative Loan, the Cooperative Shares and Proprietary Lease.

                  Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

                  Mortgagor: The obligor on a Mortgage Note, the owner of the Mortgaged Property and the grantor or mortgagor named in the related Mortgage and such grantor's or mortgagor's successor's in title to the Mortgaged Property.

                  Net Mortgage Rate: With respect to any Servicing Retained Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Interest Rate for such Servicing Retained Mortgage Loan minus the Servicing Fee Rate.

                  Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Servicing Retained Mortgage Loan or REO Property that, in the good faith business judgment of the Seller, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from related late payments, Primary Insurance Proceeds, Insurance Proceeds or Liquidation Proceeds on such Servicing Retained Mortgage Loan or REO Property as provided herein.

                  Nonrecoverable Servicing Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Seller, will not, or, in the case of a proposed Servicing Advance, would not be, ultimately recoverable from related late payments, Other Insurance Proceeds, Primary Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President or the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

                  Opinion of Counsel: A written opinion of counsel, who may be an employee of the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

                  Other Insurance Proceeds: Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, other than the Primary Insurance Policy, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Seller (as servicer) would follow in servicing mortgage loans held for its own account.

                  Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

                  Person: An individual, corporation, limited liability company, limited liability partnership, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Pledge Agreement: The specific agreement (such as a pledge agreement or loan security agreement) creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

                  Pledge Instruments: The Stock Power, the Assignment of the Proprietary Lease and the Assignment of the Pledge Agreement.

                  Preliminary Servicing Period: With respect to any Servicing Retained Mortgage Loans, the period commencing on the related Closing Date and ending on the date the Seller enters into Reconstitution Agreements which amend or restate the servicing provisions of this Agreement.

                  Prepayment Charge: With respect to any Mortgage Loan, any prepayment penalty or premium thereon payable in connection with a principal prepayment on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

                  Prepayment Interest Excess: To the extent applicable as set forth in the related Commitment Letter, with respect to any Remittance Date, for each Mortgage Loan that was the subject of a Principal Payment in full during the portion of the related Principal Prepayment Period occurring between the first day of the calendar month in which such Remittance Date occurs and the Determination Date of the calendar month in which such Remittance Date occurs, an amount equal to interest (to the extent received) at the applicable Net Mortgage Rate in the amount of such Principal Prepayment in full, as applicable, for each number of days commencing on the first day of the calendar month in which such Remittance Date occurs and ending on the last day for which interest is collected from the related Mortgagor.

                  Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subjected to a Principal Prepayment in full during a Principal Prepayment Period, the amount if any, by which one months interest at the related Net Mortgage Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

                  Primary Insurance Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

                  Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Charge thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Prepayment Period: With respect to each Distribution Date, the period commencing on the 16th day of the month preceding the month of the Distribution Date and ending on the 15th day of the month of the Distribution Date.

                  Project: All real property owned by the Cooperative including the land, separate dwelling units and all common areas.

                  Proprietary Lease: A lease on a Cooperative Apartment evidencing the possessory interest of the Mortgagor in such Cooperative Apartment.

                  Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller pursuant to the related Commitment Letter in exchange for the Mortgage Loans purchased on such Closing Date as calculated as provided in Section 4.

                  Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or
(y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

                  Qualified Depository: A depository the accounts of which are insured by the FDIC.

                  Qualified Insurer: Any insurer which meets the requirements of Fannie Mae and Freddie Mac.

                  Qualified Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage Loan,
(iii) with respect to each Servicing Retained Mortgage Loan, have a Net Mortgage Rate equal to the Net Mortgage Rate of the Deleted Mortgage Loan,
(iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (v) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (vi) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (vii) be covered under a Primary Insurance Policy if such Qualified Substitute Mortgage Loan has a Loan-to-Value Ratio in excess of 80%, (viii) conform to each representation and warranty set forth in Section 7.02 of this Agreement and (ix) be the same type of mortgage loan (i.e., first or second lien, fixed or adjustable rate with the same Gross Margin and Index as the Deleted Mortgage Loan). In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause
(ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates, the Net Mortgage Rates described in clause (iii) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (iv) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (vi) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (viii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                  Rate/Term Refinancing: A Refinanced Mortgage Loan, the proceeds of which are not in excess of the applicable amounts set forth in the M&T Mortgage Corporation Correspondent Seller Guide, and were used exclusively to satisfy the then existing first and second mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

                  Recognition Agreement: An agreement whereby a Cooperative and a lender with respect to a Cooperative Loan (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

                  Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

                  Reconstitution Agreements: The agreement or agreements entered into by the Seller and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with an Agency Transfer, Whole Loan Transfer or a Securitization Transfer as provided in Section 12; provided, that, an assignment of this Agreement in connection with the sale or transfer of any of the Mortgage Loans shall not constitute a "Reconstitution Agreement".

                  Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of an Agency Transfer, Whole Loan Transfer or Securitization Transfer pursuant to Section 12 hereof.

                  Record Date: With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                  Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear in Sections 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  REO Disposition: The final sale by the Seller of any REO Property.

                  REO Property: A Mortgaged Property acquired as a result of the liquidation of a Mortgage Loan.

                  Repurchase Premium Reduction Amount: An amount equal to (a) the product of (i) the Premium, (ii) the Stated Principal Balance of the Mortgage Loan as of the date of the repurchase, and (iii) the Repurchase Premium Reduction Percentage. The "Premium" shall mean an amount equal to (a) the Purchase Price Percentage minus (b) 100%; provided however that in the case of a Mortgage Loan whose Purchase Price Percentage is less than 100%, the Repurchase Premium Reduction Amount shall be 0.

                  Repurchase Premium Reduction Percentage: Shall be a percentage equal to: (a) from the Closing Date, up through the date twelve months after the Closing Date: 0%; (b) from the date twelve months after the Closing Date, up through the date twenty four months after the Closing Date:
20%; (c) from the date twenty four months after the Closing Date, up through the date thirty six months after the Closing Date: 40%; (d) from the date thirty six months after the Closing Date, up through the date forty eight months after the Closing Date: 60%; (e) from the date forty eight months after the Closing Date, up through the date sixty months after the Closing Date:
80%; and (f) from the date sixty months after the Closing Date: 100%.

                  Repurchase Price: With respect to any Mortgage Loan for which a breach of a representation or warranty under this Agreement is found, a price equal to (i) the Purchase Price percentage multiplied by the Stated Principal Balance of such Mortgage Loan, plus (ii) Interest on such Stated Principal Balance at the Mortgage Interest Rate from and including the last Due Date through which interest has been paid by or on behalf of the Mortgagor to the date of repurchase plus (iii) the amount of any outstanding advances owed to any servicer, plus all costs and expenses incurred by the Purchaser or any servicer arising out of or based upon such breach, including without limitation costs and expenses incurred in the enforcement of the Seller's repurchase obligation hereunder plus any costs and damages incurred by the related trust with respect to any securitization of the Mortgage Loan in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending law minus (iv) the Repurchase Premium Reduction Amount.

                  Residential Dwelling: Any one of the following: (i) a detached one family dwelling, or townhouse (ii) a detached two to four family dwelling, (iii) a one family dwelling unit in a condominium project, (iv) a mixed use family dwelling or (v) a detached one family dwelling in a planned unit development, which may include a Cooperative Apartment, but none of which is a mobile or manufactured home

                  Second Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a second lien on the Mortgaged Property.

                  Securities Act:  The Securities Act of 1933, as amended.

                  Securitization Transaction. Any transaction involving either
(1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

                  Servicer:  As defined in Section 13.03(c).

                  Servicing Addendum: The terms and conditions attached hereto as Exhibit 8 which will govern the servicing of the Servicing Retained Mortgage Loans by Seller during the Preliminary Servicing Period, and the terms and conditions attached hereto as Exhibit 9 which will govern the interim servicing of the Servicing Released Mortgage Loans by the Seller during the Interim Servicing Period.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Seller in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property, (ii) any enforcement or judicial proceedings with respect to a Mortgage Loan, including foreclosure actions and (iii) the management and liquidation of REO Property.

                  Servicing Criteria: The "servicing criteria" set forth in
Item 1122(d) of Regulation AB, as such may be amended from time to time.

                  Servicing Fee: With respect to each Servicing Retained Mortgage Loan, the amount of the annual servicing fee the Purchaser shall pay to the Seller, which shall, for each month, be equal to one twelfth of the product of (a) the Servicing Fee Rate and (b) the unpaid principal balance of the Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respectively which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 11.05) of related Monthly Payment collected by the Seller, or as otherwise provided under Section 11.05. If the Preliminary Servicing Period includes any partial month, the Servicing Fee for such month shall be pro rated at a per diem rate based upon a 30 day month. With respect to each Servicing Released Mortgage Loan, the Servicing Fee shall be an amount equal to Fifteen dollars ($15.00) per calendar month or a portion of a calendar month during the Interim Servicing Period.

                  Servicing Fee Rate: With respect to each Servicing Retained Mortgage Loan, the per annum rate at which the Servicing Fee accrues, which
(i) in connection with each Fixed Rate Mortgage Loan shall be equal to 25 basis points (0.250%) per annum, and (ii) in connection with each Adjustable Rate Mortgage Loan shall be no less than 25 basis points (0.250%) per annum.

                  Servicing File: With respect to each Mortgage Loan, the file retained by the Seller consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser or its designee and copies of the Mortgage Loan Documents.

                  Servicing Released Mortgage Loan: The Mortgage Loans or Cooperative Loans sold by the Seller on a servicing released basis, which Servicing Released Mortgage Loans shall be serviced pursuant to the Servicing Addendum attached hereto as Exhibit 9.

                  Servicing Retained Mortgage Loan: The Mortgage Loans sold by the Seller on a servicing retained basis, which Servicing Retained Mortgage Loans shall be serviced pursuant to the Servicing Addendum attached hereto as
Exhibit 8.

                  Servicing Rights: With respect to each Servicing Released Mortgage Loan, any and all of the following: (a) all rights to service the Servicing Released Mortgage Loan; (b) all rights to receive servicing fees, additional servicing compensation (including without limitation any late fees, assumption fees, penalties or similar payments with respect to the Servicing Released Mortgage Loan, and income on escrow accounts or other receipts on or with respect to the Servicing Released Mortgage Loan), reimbursements or indemnification for servicing the Servicing Released Mortgage Loan, and any payments received in respect of the foregoing and proceeds thereof; (c) the right to collect, hold and disburse escrow payments or other similar payments with respect to the Servicing Released Mortgage Loans and any amounts actually collected with respect thereto and to receive interest income on such amounts to the extent permitted by applicable law; (d) all accounts and other rights to payment related to any of the property described in this paragraph; (e) possession and use of any and all Servicing Files pertaining to the Servicing Released Mortgage Loans or pertaining to the past, present or prospective servicing of the Servicing Released Mortgage Loans; (f) all rights and benefits relating to the direct solicitation of the related Mortgagors for refinance or modification of the Servicing Released Mortgage Loans and attendant right, title and interest in and to the list of such Mortgagors and data relating to their respective Servicing Released Mortgage Loans; (g) all rights, powers and privileges incident to any of the foregoing; and (h) all agreements or documents creating, defining or evidencing any of the foregoing rights to the extent they relate to such rights.

                  Servicing Transfer Date: With respect to each Servicing Released Mortgage Loan, the date or dates set forth in the related Commitment Letter upon which the actual transfer of servicing responsibilities for any Servicing Released Mortgage Loan being herein is transferred from the Seller to the Purchaser or its designee.

                  S&P: Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc. or its successor in interest.

                  Special Deposit Account: An account which the Purchaser and Seller agree shall be a special deposit account for the benefit of the Purchaser under applicable law.

                  Sponsor: The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

                  Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

                  Stated Principal Balance: As to each Servicing Retained Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan as of the Cut-Off Date after giving effect to payments of principal due on or before such date, whether or not collected from the Mortgagor on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal. With respect to each Servicing Released Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan as of the Cut-Off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal.

                  Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

                  Stock Certificates: The certificates evidencing ownership of the Cooperative Shares issued by the Cooperative.

                  Stock Power: An assignment of the Stock Certificate or an assignment of the Cooperative Shares issued by the Cooperative.

                  Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

                  Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

                  Tax Service Contract: A transferable contract maintained for the Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

                  Third Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

                  Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Securitization Transfer.

                  SECTION 2. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, from time to time, Mortgage Loans (including the Servicing Rights thereon, with respect to each Servicing Released Mortgage Loan) having an aggregate principal balance on the related Cut-Off Date in an amount as set forth in the related Commitment Letter, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the related Closing Date.

                  SECTION 3. Mortgage Loan Schedules. The Seller shall deliver the Mortgage Loan Schedule for a Mortgage Loan Package to be purchased on a particular Closing Date to the Purchaser or its Custodian, pursuant to a mutually acceptable bailment agreement, at least five (5) Business Days prior to the related Closing Date, in electronic format.

                  SECTION 4. Purchase Price. (a) The Purchase Price for each Servicing Retained Mortgage Loan listed on the related Mortgage Loan Schedule shall be the percentage of par as stated in the related Commitment Letter (subject to adjustment as provided therein), multiplied by its Stated Principal Balance as of the related Cut-Off Date. If so provided in the related Commitment Letter, portions of the Mortgage Loans shall be priced separately.

                  In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the Stated Principal Balance of each Servicing Retained Mortgage Loan as of the related Cut-Off Date at its Net Mortgage Interest Rate from the related Cut-Off Date through the day prior to the related Closing Date, both inclusive.

                  The Purchaser shall own and be entitled to receive with respect to each Servicing Retained Mortgage Loan purchased, (1) all scheduled principal due after the related Cut-Off Date, (2) all other recoveries of principal collected after the related Cut-Off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-Off Date and collected by the Seller after the related Cut-Off Date shall belong to the Seller), and (3) all payments of interest on the Servicing Retained Mortgage Loans net of the Servicing Fee (minus that portion of any such interest payment that is allocable to the period prior to the related Cut-Off Date). The Stated Principal Balance of each Servicing Retained Mortgage Loan as of the related Cut-Off Date is determined after application to the reduction of principal of payments of principal due on or before the related Cut-Off Date whether or not collected. Therefore, for the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-Off Date shall not be applied to the principal balance as of the related Cut-Off Date. Such prepaid amounts (minus the applicable Servicing
Fee) shall be the property of the Purchaser. The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser, for remittance by the Seller to the Purchaser on the first related Distribution Date. All payments of principal and interest, less the applicable Servicing Fee, due on a Due Date following the related Cut-Off Date shall belong to the Purchaser.

                (b) The Purchase Price for each Servicing Released Mortgage ..Loan listed on the related Mortgage Loan Schedule shall be the percentage of par as stated in the related Commitment Letter (subject to adjustment as provided therein), multiplied by its Stated Principal Balance as of the related Cut-Off Date. If so provided in the related Commitment Letter, portions of the Mortgage Loans shall be priced separately.

                  In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the Stated Principal Balance of each Servicing Released Mortgage Loan as of the related Cut-Off Date at its Mortgage Interest Rate, from the related Cut-Off Date through the day prior to the related Closing Date, both inclusive.

                  The Purchaser shall own and be entitled to receive with respect to each Servicing Released Mortgage Loan purchased, all payments collected after the related Cut-Off Date.

                  SECTION 5. Examination of Mortgage Files. In addition to the rights granted to the Purchaser under the related Commitment Letter to underwrite the Mortgage Loans and review the Mortgage Files prior to the related Closing Date, the Seller shall (a) deliver to the Purchaser or its designee in escrow, for examination with respect to each Mortgage Loan to be purchased on such Closing Date, the related Mortgage File, including the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the related Mortgage File available as agreed to in the related Commitment Letter to the Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. Such examination may be made by the Purchaser or its designee at any reasonable time before or after the related Closing Date. If the Purchaser makes such examination prior to the related Closing Date and identifies any Mortgage Loans that do not conform to the terms of the related Commitment Letter or the Purchaser's underwriting standards, such Mortgage Loans may, at the Purchaser's option, be rejected for purchase by the Purchaser. If not purchased by the Purchaser, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of any Mortgage Loan Package without conducting any partial or complete examination. The fact that the Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successors') rights to demand repurchase or other relief or remedy due to a breach of a representation or warranty contained in Sections 7.01 and 7.02 to the extent provided for in Section 7.03 of this Agreement.

                  SECTION 6.  Conveyance from Seller to Purchaser.

                  Subsection 6.01.  Conveyance of Mortgage Loans; Possession of
                                    Servicing Files.

                  The Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to the Purchaser an Assignment and Conveyance with respect to the related Mortgage Loan Package in the form attached hereto as Exhibit 4. The Servicing File retained by the Seller with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Seller's computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. The Seller shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.03.

                  Subsection 6.02.  Books and Records.

                  Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller, the Purchaser or one or more designees of the Purchaser, as the Purchaser shall designate. Record title to each Mortgage and the related Mortgage Note shall be transferred by Seller to Purchaser. Seller shall, with respect to any Mortgage Loan not registered with the MERS System, prepare and deliver to Purchaser or its designee an original Assignment of Mortgage from Seller to Purchaser or in blank. In connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller's expense, the MERS System to indicate that such Mortgage Loans have been assigned by the Seller to the Purchaser (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) by including in such computer files the information required by the MERS System to identify the Purchaser and the series in which such Mortgage Loans were sold. The Seller further agrees that it will not alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

                  Notwithstanding the foregoing, beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the related Cut-Off Date on or in connection with a Mortgage Loan as provided in Section 4 shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 4 shall be received and held by the Seller in trust for the benefit of the Purchaser or the assignee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

                  It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on the Seller's business records, tax returns and financial statements.

                  The Seller shall maintain a set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, and regulations. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche so long as the Seller complies with the requirements of the Fannie Mae Guides.

                  Subsection 6.03.  Delivery of Mortgage Loan Documents.

                  The Seller shall from time to time in connection with each Closing Date, at least five (5) Business Days prior to such Closing Date, deliver and release to the Purchaser or its designee, pursuant to a mutually acceptable bailment letter, the Mortgage Loan Documents with respect to each Mortgage Loan to be purchased and sold on the related Closing Date and set forth on the related Mortgage Loan Schedule.

                  If the Seller cannot deliver the original recorded Mortgage Loan Documents or the original policy of title insurance, including riders and endorsements thereto, at least five (5) Business Days prior to the related Closing Date, the Seller shall, promptly upon receipt thereof, deliver such original documents, including original recorded documents, to the Purchaser or its designee.

                  The Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement for the related Closing Date, as evidenced by the Trust Receipt and Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The fees and expenses of the Custodian shall be paid by the Purchaser.

                  In the event that new, replacement, substitute or additional Stock Certificates are issued with respect to existing Cooperative Shares, the Seller shall within thirty (30) Business Days deliver to the Custodian the new Stock Certificates, together with the related Stock Powers in blank. Such new Stock Certificates shall be subject to the related Pledge Instruments and shall be subject to all of the terms, covenants and conditions of this Agreement.

                  SECTION 7. Representations, Warranties and Covenants of the Seller; Remedies for Breach.

                  Subsection 7.01.  Representations and Warranties Respecting
                                    the Seller.

                  The Seller represents, warrants and covenants to the Purchaser, its successors and assigns that as of the initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance:

                (i) The Seller is duly organized, validly existing and in good standing under the laws of the state of its formation and has all licenses necessary to carry on its business as now being conducted. It is licensed in, qualified to transact business in and is in good standing under the laws of the state in which any Mortgaged Property is located and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement.

                (ii) The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

                (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

                (iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

                (v) The Seller is an approved seller/servicer for Fannie Mae and Freddie Mac in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with Fannie Mae, Freddie Mac or HUD eligibility requirements or which would require notification to Fannie Mae, Freddie Mac or HUD;

                (vi) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                (vii) There are no actions or proceedings against, or investigations of, the Seller before any court, administrative or other tribunal (a) that might prohibit its entering into this Agreement,
         (b) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or
         (c) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

                (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

                (ix) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

                (x) To the extent any Mortgage Loan is a MERS Mortgage Loan, the Seller is a member of MERS in good standing, will comply in all material respects with the rules and procedures of MERS and is current in payment of all fees and assessments imposed by MERS;

                (xi) The Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Mortgage Loan with any intent to hinder; delay or defraud any of its creditors;

                (xii) [Reserved];

                (xiii) No Untrue Information. Neither this Agreement nor any information, or other document furnished pursuant to this Agreement with respect to the Seller in connection with the transactions contemplated hereby contains any untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained herein or therein not misleading;

                (xiv) Financial Statements. The Seller has delivered to the Purchaser financial statements as to its last two complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

                (xv) No Brokers. The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation from Purchaser in connection with the sale of the Mortgage Loans;

                (xvi) Sale Treatment. The Seller intends to reflect the transfer of the Mortgage Loans as a sale on the books and records of the Seller and the Seller has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for tax and accounting purposes;

                (xvii) Owner of Record. Except for a MERS Designated Mortgage Loan, the Seller is the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, except for any Assignments of Mortgage which have been sent for recording, and upon recordation the Seller will be the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files with respect thereto in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

                (xviii) Reasonable Purchase Price. The Seller deems the consideration received upon the sale of the Mortgage Loans under this Agreement to be fair consideration and reasonably equivalent value for the Mortgage Loans;

                  (xix) Seller's Origination. The Seller's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon Seller's underwriting guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated; and

                (xx) Reports. On or prior to the date which is two Business Days after the related Servicing Transfer Date, Seller shall caus
         MERS to reflect the Purchaser or its designee as Investor with respect to each MERS Designated Mortgage Loan and no Person as Interim Funder for each MERS Designated Mortgage Loan.

                Subsection 7.02  Representations and Warranties Regarding
                                 Individual Mortgage Loans.

                The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date for such Mortgage Loan:

                (i) Mortgage Loans as Described. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loan is complete, true and correct in all material respects;

                 (ii) Payments Current. All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note, other than payments for which the related due date was not thirty or more days prior to the related Closing Date, have been made and credited. No Mortgage Loan has been delinquent more than one time for thirty or more days at any time since the origination of the Mortgage Loan;

                 (iii) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage securing the Mortgage Loan, and all taxes governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such Item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan;

                 (iv) Original Terms Unmodified. The terms of the Mortgage Note and (x) with respect to each Mortgage Loan, the Mortgage and (y) with respect to each Cooperative Loan, the Pledge Agreement, the Proprietary Lease, and the Pledge Instruments and Mortgage have not been impaired, waived, altered or modified in any respect, from the date the Seller originated or acquired the Mortgage Loans. No
         Mortgage Loan has been modified so as to restructure the payment obligations or re-age the

         Mortgage Loan. The substance of any such waiver, alteration or modification has been approved by the title insurer, if any, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule, if applicable. No Mortgagor in respect of the Mortgage Loan has been released, in whole or in part, except in connection with an assumption agreement, which assumption agreement is part of the Mortgage File delivered to the Purchaser or its designee and the terms of which are reflected in the related Mortgage Loan Schedule

                 (v) No Defenses. The Mortgage Note and (x) with respect to each Mortgage Loan, the Mortgage and, (y) with respect to each Cooperative Loan, the Pledge Agreement are not subject to any right of rescission, setoff, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part and no Mortgagor was a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

                 (vi) Hazard Insurance. All buildings or other improvements upon the Mortgaged Property and with respect to any Cooperative Loan, the related Project are insured by an insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to policies which conform to the requirements of Accepted Servicing Practices. With respect to any Mortgage Loan, all such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect and conforms to Fannie Mae requirements. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. All premiums due and owing on such insurance policy have been paid;

                 (vii) Compliance with Laws. Any and all requirements of any federal, state or local law including, without limitation, all predatory and abusive lending, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of such Mortgage Loan have been complied with;

                 (viii) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

                 (ix) Location and Type of Mortgaged Property. The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon or a townhouse, or a two to four family dwelling, a cooperative unit, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development

                 (x) Valid Lien. The related Mortgage is properly recorded or has been sent for recording and is a valid, existing and enforceable
         (a) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien, or (b) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a second lien, in either case, on the Mortgaged Property including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and (d) with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan a First Lien on the Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable (a) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien or (b) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan, in either case, on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The
         Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

                 (xi) Validity of Mortgage Documents. The Mortgage Note and,
         (x) with respect to each Mortgage Loan, the related Mortgage and
         (y) with respect to each Cooperative Loan, the Pledge Agreement, are and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms (including, without limitation, any provisions therein relating to Prepayment Charges);

                 (xii) Full Disbursement of Proceeds. The proceeds of the Mortgage Loan have been fully disbursed and there is no further requirement for future advances thereunder, and any and all requirements as to completion of any on site or off site improvement and as to disbursements of any escrow funds therefor have been complied with or completion escrows have been disclosed. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

                 (xiii) Ownership. The Mortgage Loan is not assigned or pledged, and the Seller has good and marketable title thereto, and has full right to transfer, pledge and assign the Mortgage Loan (and with respect to any Cooperative Loan, the Pledge Agreement) to the Purchaser free and clear of any encumbrance, participation interest, equity, lien, pledge, charge, claim or security interest;

                 (xiv) CLTV, LTV. No Mortgage Loan that is a Second Lien Mortgage Loan has a CLTV in excess of 100%. No Mortgage Loan has an LTV greater than 100%.

                 (xv) Title Insurance. The Mortgage Loan is covered by a generally acceptable lender's title insurance policy, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns as to the second priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Seller has not done anything which would impair the coverage of such lender's title insurance policy;

                 (xvi) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration and neither the Seller nor any of its affiliates nor any of their respective predecessors, have waived any default, breach, violation or event which would permit acceleration. With respect to each Second Lien Mortgage Loan, (i) the prior mortgage is in full force and effect,
         (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note,
         (iii) as of the related Closing Date, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (a) the prior mortgage contains a provision which allows or (b) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

                 (xvii) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with the lien of the Mortgage;

                 (xviii) Location of Improvements. No Encroachments. At origination, all improvements which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                 (xix) Origination; Payment Terms. The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading.

                 (xx) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including,
         (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                 (xxi) Occupancy of the Mortgaged Property. The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                 (xxii) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding first and second Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above;

                 (xxiii) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                 (xxiv) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage and the Assignment of Mortgage for each Mortgage Loan have been delivered to the Purchaser or its designee;

                 (xxv) Transfer of Mortgage Loans. The Assignment of Mortgage, if any, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                 (xxvi) Due-On-Sale. With respect to each Fixed Rate Mortgage Loan, the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, and such provision is enforceable;

                 (xxvii) Assumability. With respect to each Adjustable Rate Mortgage Loan, the Mortgage Loan Documents provide that after the related first Interest Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage Loan Documents;

                 (xxviii) No Buydown Provisions; No Graduated Payments or Contingent Interests. No Servicing Released Mortgage Loan contains provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. With respect to each Servicing Retained Mortgage Loan that is a Buydown Mortgage Loan: (1) On or before the date of origination of such Mortgage Loan, the Seller and the Mortgagor, or the Seller, the Mortgagor and the seller of the Mortgaged Property or a third party entered into a Buydown Agreement. The Buydown Agreement provides that the seller of the Mortgaged Property (or third party) shall deliver to the Seller temporary Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on each Due Date in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payment due on such Mortgage Loan. The temporary Buydown Funds enable the Mortgagor to qualify for the Buydown Mortgage Loan. The effective interest rate of a Buydown Mortgage Loan if less than the interest rate set forth in the related Mortgage Note will increase within the Buydown Period as provided in the related Buydown Agreement so that the effective interest rate will be equal to the interest rate as set forth in the related
         Mortgage Note. All Buydown Funds required to make the full payment of principal and interest under each Buydown Loan are in the Buydown Account held by the Company in its capacity as servicer. The Buydown Mortgage Loan satisfies the requirements the Underwriting Guidelines;
         (2) The Mortgage and Mortgage Note reflect the permanent payment terms rather than the payment terms of the Buydown Agreement. The Buydown Agreement provides for the payment by the Mortgagor of the full amount of the Monthly Payment on any Due Date that the Buydown Funds are not available. The Buydown Funds were not used to reduce the original principal balance of the Mortgage Loan or to increase the Appraised Value of the Mortgage Property when calculating the Loan-to-Value Ratios for purposes of the Agreement; (3) The Buydown Funds may not be refunded to the Mortgagor unless the Mortgagor makes a principal payment for the outstanding balance of the Mortgage Loan;
         (4) As of the date of
         origination of the Mortgage Loan, the provisions of the related
         Buydown Agreement complied with the Underwriting Guidelines.

         The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                 (xxix) Mortgaged Property Undamaged. The Mortgaged Property was undamaged by waste, fire, earthquake or earth movement, windstorm, flood, hurricane, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage
         Loan. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Seller has no knowledge of any such proceedings;

                 (xxx) Collection Practices. The collection practices used by the Seller with respect to the Mortgage Loan have been in all material respects in compliance with generally accepted servicing practices, applicable laws and regulations, and have been in all respects legal and proper.

                 (xxxi) Delivery. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement have been delivered to the Purchaser all in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Seller is in possession of a complete Servicing File;

                 (xxxii) Record Title. Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller was the owner of record of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by the Purchaser, in the event that the Seller retains record title, the Seller shall retain such record title to each Mortgage Loan, in trust for the Purchaser as the owner thereof and only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

                 (xxxiii) Appraisal. The Mortgage Loan File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application, by a qualified appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and; whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

                 (xxxiv) Mortgage Loans. Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan, the Mortgage Note is payable on the related Due Date in Monthly Payments, which, in the case of a Fixed Rate Mortgage Loan, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate, and in the case of an Adjustable Rate Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate are changed on each Adjustment Date, and are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Index for each Mortgage Loan is as defined in the Mortgage Loan Schedule. The Mortgage Note does not permit negative amortization. No Mortgage Loan is a Convertible Mortgage Loan;

                 (xxxv) Origination. The origination and collection practices used by the Seller with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Seller and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to each Adjustable Rate Mortgage Loan, all interest rate adjustments have been performed in accordance with the terms of the related Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Seller for any work on a Mortgaged Property which has not been completed;

                 (xxxvi) Cooperative Loans. With respect to each Cooperative
         Loan:

                  (i) The Cooperative Shares are held by a person as a tenant stockholder in a Cooperative. To the best of the Seller's knowledge, each Cooperative Apartment is an owner occupied, primary residence. To the best of the Seller's knowledge none of the Cooperative Apartments are used as investment properties or secondary residences. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first lien and security interest in the Cooperative Loan and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to Purchaser or its designee establishes in Purchaser a valid and subsisting perfected first lien on and security interest in the Mortgaged Property described therein, and Purchaser has full right to sell and assign the same;

                  (ii) A Cooperative Lien Search, which includes errors and omissions insurance at a minimum of $100,000 per Cooperative Loan, has been made by a company competent to make the same which company is acceptable to the Seller and qualified to do business in the jurisdiction where the Cooperative is located;

                  (iii) (a) The term of the related Proprietary Lease is not less than the term of the Cooperative Loan; (b) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Cooperative Shares owned by such Mortgagor first to the Cooperative; (c) there is no prohibition in any Proprietary Lease against pledging the Cooperative Shares or assigning the Proprietary Lease; (d) the Cooperative has been created and exists in full compliance with the requirements for residential cooperatives in the jurisdiction in which the Project is located and qualifies as a cooperative housing corporation under Section 210 of the Code; (e) the Recognition Agreement is on a form published by Aztech Document Services, Inc. or includes similar provisions; (f) the Cooperative has good and marketable title to the Project, and owns the Project either in fee simple or under a leasehold that complies with the requirements of the Fannie Mae Selling and Servicing Guides; such title is free and clear of any adverse liens or encumbrances, except the lien of any blanket mortgage and existing secondary financing; and (g) the Cooperative must meet the requirements of the Fannie Mae Single Family Guides or Fannie Mae Multi Family Guides as an eligible project under the Fannie Mae Type I Program or under the NYC Pilot Program as set forth in the M&T Mortgage Corporation Correspondent Seller Guide;

                  (iv) The Seller has the right under the terms of the Mortgage Note, Pledge Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor;

                  (v) Each Stock Power (a) has all signatures guaranteed or
                  (b) if all signatures are not guaranteed, then such Cooperative Shares will be transferred by the stock transfer agent of the Cooperative if The Seller undertakes to convert the ownership of the collateral securing the related Cooperative Loan;

                  (vi) Each Pledge Agreement contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the benefits of the security provided thereby. The Pledge Agreement contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Note in the event the Cooperative Apartment is transferred or sold without the consent of the holder thereof; and

                  (vii) The related Cooperative Apartment, is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Cooperative Apartment and the related Project and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

                 (xxxvii) Mortgage Loan Characteristics. The Mortgage Loan is in compliance with all requirements set forth in the related Commitment Letter, and the characteristics of the related Mortgage Loan Package as set forth in the related Commitment Letter are true and correct;

                 (xxxviii) Legal Capacity. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

                 (xxxix) Licenses. The Seller, whether as mortgagee, assignee or otherwise, is (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                 (xl) Underwriting. The Mortgage Loan was underwritten in accordance with the M&T Mortgage Corporation Correspondent Seller Guide in effect at the time the Mortgage Loan was originated;

                 (xli) Required Disclosures. The Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate loans in the case of Fixed Rate Mortgage Loans, and adjustable rate loans in the case of Adjustable Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans;

                 (xlii) LTV. Primary Insurance. Each Mortgage Loan with an LTV at origination in excess of 80% is and will be subject to a Primary Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by Fannie Mae. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium;

                 (xliii) No Fraud. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan, in the application of any insurance in relation to such Mortgage Loan or servicing of the Mortgage Loan;

                 (xliv) Environmental Hazards. The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue;

                 (xlv) Servicemembers Civil Relief Act of 2003. The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003;

                 (xlvi) Credit Information. As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Purchaser, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded by the terms of the Mortgage Loan Documents from furnishing the same to any subsequent or prospective purchaser of such Mortgage. The Seller will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, Seller agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

                 (xlvii) Credit Reporting. With respect to each Mortgage Loan, the Seller has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations, on a monthly basis and the Seller will furnish for each Mortgage Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis;

                 (xlviii) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

                 (xlix) No Defense to Insurance Coverage. The Seller has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Purchaser. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the related Closing Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay;

                 (l) Escrow Analysis. With respect to each Mortgage, the Seller has within the last twelve months (unless such Mortgage was originated within such twelve month period) analyzed the required Escrow
         Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law;

                 (li) Prior Servicing. Each Mortgage Loan has been serviced in strict compliance with Accepted Servicing Practices;

                 (lii) Patriot Act. The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 200l (collectively, the "Anti Money Laundering Laws"), the Seller has established an anti-money laundering compliance program as required by the Anti-Money
         Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

                 (liii) Prepayment Penalty. The Mortgage Loan is subject to a prepayment penalty as provided in the related Mortgage Note except as set forth on the related Mortgage Loan Schedule. With respect to each Mortgage Loan that has a prepayment penalty feature, each such prepayment penalty is enforceable and will be enforced by the Seller for the benefit of the Purchaser, and each prepayment penalty is permitted pursuant to federal, state and local law. Each such prepayment penalty is in an amount not more than the maximum amount permitted under federal, state and local law and no such prepayment penalty may be imposed for a term in excess of five (5) years;

                 (liv) Predatory Lending Regulations. No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is in violation of any comparable state or local law. The Mortgaged Property is not located in a jurisdiction where a breach of this representation with respect to the related Mortgage Loan may result in additional assignee liability to the Purchaser, as determined by Purchaser in its reasonable discretion. No predatory or deceptive lending practices, including but not limited to, the extension of credit to the applicable Mortgagor without regard for said Mortgagor's ability to repay the Mortgage Loan and the extension of credit to said Mortgagor which has no apparent benefit to said Mortgagor, were employed by the originator of the Mortgage Loan in connection with the origination of the Mortgage Loan;

                 (lv) Underwriting Methodology. The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the Mortgagor's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

                 (lvi) Single-premium Credit Life Insurance Policy. In connection with the origination of any Mortgage Loan, no proceeds from any Mortgage Loan were used to finance or acquire a single-premium credit life insurance policy. No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, disability, accident, unemployment, mortgage, or health insurance) in connection with the origination of the Mortgage Loan; no proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

                 (lvii) Tax Service Contract; Flood Certification Contract. Each Mortgage Loan is covered by a paid in full, life of loan, tax service contract and a paid in full, life of loan, flood certification contract and each of these contracts is assignable to the Purchaser;

                 (lviii) Interest Rate Calculation Method. Each Mortgage Loan accrues interest on a 30/360 basis; (lix) Regarding the Mortgagor. The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is in compliance with Fannie Mae guidelines for such trusts;

                 (lx) Recordation. Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

                 (lxi) FICO Scores. Each Mortgagor has a non-zero FICO score unless alternative credit documentation is obtained;

                 (lxii) Disclosure. All points and fees related to each Mortgage Loan were disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation;

                 (lxiii) Reporting Data. The Seller will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Seller agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

                 (lxiv) Ground Leases. With respect to each Mortgage Loan secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") the real property securing such Mortgage Loan is located in a jurisdiction in which the use of leasehold estates for residential properties is a widely-accepted practice and:

                  (i) Such Ground Lease is valid, in good standing, and in full force and effect;

                  (ii) the lessor under the Ground Lease holds a fee simple interest in the land;

                  (iii) the terms of such Ground Lease expressly permit the mortgaging of the leasehold estate, the assignment of the Ground Lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections;

                  (iv) the terms of such Ground Lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the Ground Lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease;

                  (v) the original term of such Ground Lease is not less than 15 years; and

                  (vi) the term of such Ground Lease does not terminate earlier than five years after the maturity date of the Mortgage Note.

                 (lxv) Litigation. The Mortgage Loan is not subject to any outstanding litigation for fraud, origination, predatory lending, servicing or closing practices.

                 (lxvi) Arbitration. With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

                  Subsection 7.03   Remedies for Breach of Representations
                                    and Warranties.

                  It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans for a period of five (5) years from the related Closing Date to the Purchaser and shall inure to the benefit of the Purchaser, and its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the lack of examination of any Mortgage File, provided, however, notwithstanding anything in this Agreement to the contrary, demand for repurchase or other relief or remedy may not be made with respect to any Mortgage Loan solely based on a deficiency or defect with respect to such Mortgage Loan that is identified on the related Mortgage Loan Schedule or data file delivered to the Purchaser prior to the related Closing Date or in any related Mortgage File reviewed by the Purchaser on or prior to the related Closing Date. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties (notwithstanding any representation and warranty given to the best of Seller's knowledge) which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

                  Within 60 days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. Notwithstanding the above sentence, within 60 days of the earlier of either discovery by, or notice to, the Seller of any breach of the representations or warranties set forth in clauses (xlv), (lii), (liii),
(liv), (lvii) or (lxv) of Subsection 7.02, the Seller shall repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Subsection 7.01 and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such breach, all of the affected Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. The Seller shall, at the request of the Purchaser and assuming that Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Mortgage Loans; provided that such substitution shall be effected not later than 120 days after the related Closing Date. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan.

                  Any repurchase of a Servicing Retained Mortgage Loan(s) pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase

Price for distribution to the Purchaser on the next scheduled Distribution Date. Any repurchase of a Servicing Released Mortgage Loan(s) pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished (i) during the Interim Servicing Period by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Distribution Date and (ii) following the Interim Servicing Period by wire transfer of immediately available funds on the repurchase date to an account designated by the Purchaser.

                  At the time of repurchase of any deficient Mortgage Loan, the Purchaser and the Seller shall arrange for the reassignment of the repurchased Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Purchaser relating to the repurchased Mortgage Loan. Upon such repurchase the related Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

                  If the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Seller shall either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS System the Seller or its designee as the beneficial holder of such Mortgage Loan. In addition to (i) and (ii) above, with respect to any Servicing Released Mortgage Loan that is a MERS Mortgage Loan that Seller repurchases, Purchaser shall cause its servicer to cause MERS to designate on the MERS System the Seller or its designee as the servicer of such Mortgage Loan.

                  As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Mortgage Loans, the Seller shall effect such substitution by delivering to the Purchaser for such Qualified Substitute Mortgage Loan or Mortgage Loans the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by this Agreement, with the Mortgage Note endorsed as required therein. The Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Mortgage Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Mortgage Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Mortgage Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 7.01 and 7.02.

                  For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount

(if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). An amount equal to the product of the amount of such shortfall multiplied by the Repurchase Price shall be distributed by the Seller in the month of substitution pursuant to the Servicing Addendum. Accordingly, on the date of such substitution, the Seller will deposit from its own funds into the Custodial Account an amount equal to such amount.

                  In addition to such repurchase obligation, the Seller shall indemnify the Purchaser, its successors and assigns and the Successor Servicer and hold them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller representations and warranties contained in this Agreement or any Reconstitution Agreement. It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure, or repurchase a defective Mortgage Loan and to indemnify the Purchaser, its successors and assigns and the Successor Servicer as provided in this Subsection 7.03 constitute the sole remedies respecting a breach of the foregoing representations and warranties. For purposes of this paragraph, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement and "Successor Servicer" shall mean the first Person acting as the successor servicer under this Agreement.

                  Upon the request of the Purchaser, the Seller hereby agrees to execute a recognition agreement hereto recognizing the servicer designated by the Purchaser therein as the Successor Servicer.

                  Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 and 7.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

                  Subsection 7.04   Repurchase of Certain Mortgage Loans.

                  If following the related Closing Date the first Monthly Payment due the Purchaser becomes 30 days delinquent, then the Seller, at the Purchaser's option, shall promptly repurchase the related Mortgage Loan from the Purchaser in accordance with the procedures set forth in Subsection 7.03 hereof and any such repurchase shall be made at the Repurchase Price.

                  Subsection 7.05 Purchase Price Protection. With respect to any Mortgage Loan that prepays in full on or prior to sixty (60) days following the related Closing Date (or such other date as may be set forth in the related Commitment Letter), the Seller shall reimburse the Purchaser an amount equal to the product of (a) the excess of the Purchase Price percentage paid by the Purchaser to the Seller for such Mortgage Loan over 100%, times (b) the outstanding principal balance of the Mortgage Loan as of the date of such prepayment in full. The Seller shall be entitled to all Prepayment Charges related to any Mortgage Loan that prepays in full on or prior to sixty (60) days following the related Closing Date (or such other date as may be set forth in the related Commitment Letter). If Purchaser fails to provide a billing statement to Seller within 30 days of remittance of payoff funds to Purchaser, the Seller shall not be liable for payment of the formula described above.

                  Subsection 7.06 Purchaser's Right to Review.

                  Prior to the related Closing Date, the Purchaser shall have the right to perform on-site due diligence at the premises of the Seller with respect to the Mortgage Loans. The Seller will provide information and otherwise cooperate with the due diligence reviews of the Purchaser, its co-investor's, its financial partner's, and the rating agencies. The Seller shall make the legal files and the credit files, together with any payment histories, collection histories, bankruptcy histories, broker's price opinions, to the extent available, and any other information with respect to the Mortgage Loans requested by the Purchaser, available at the Seller's offices for review by Purchaser or its agents during normal business hours before the related Closing Date. The Purchaser shall have the right to order additional broker's price opinions in its sole discretion at the Purchaser's expense.

                  The Purchaser shall have the right to reject any Mortgage Loan (a) for which the documentation listed in the definition of Mortgage Loan Documents is missing or defective in whole or in part, (b) for which the related broker's price opinion is below the appraisal provided in connection with the origination of the related Mortgage Loan, (c) for which the loan-to-value ratio calculated based upon the broker's price opinion is greater than 100%, (d) which does not conform to the Seller's underwriting guidelines, (e) which does not conform to the terms of the related Purchase Price and Terms Letter or is in breach of the representations and warranties set forth in this Purchase Agreement, (f) that is not securitizable in the reasonable opinion of the Purchaser, or (g) which does not conform to the terms of any applicable federal, state, or local law or regulation. The Purchaser shall use its best efforts to notify the Seller of any such rejected Mortgage Loan immediately upon discovery.

                  The fact that the Purchaser has conducted or failed to conduct any partial or complete examination of the files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase or other relief for breach of Mortgage Loan representations and warranties, missing or defective documents or as otherwise provided in this Agreement.

                  SECTION 8. Closing. The closing for each Mortgage Loan Package shall take place on the related Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

                  The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

                  (a) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

                  (b) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in
Section 9, in such forms as are agreed upon and mutually acceptable to the Seller and the Purchaser, duly executed by all signatories as required pursuant to the terms hereof;

                  (c) the Seller shall have delivered and released to the Purchaser or its designee all documents required pursuant to this Agreement; and

                  (d) all other terms and conditions of this Agreement shall have been complied with.

                  Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 4, by wire transfer of immediately available funds to the account designated by the Seller.

                  SECTION 9.        Closing Documents.

                  (a) On or before the Initial Closing Date, the Seller shall submit to the Purchaser fully executed originals of the following documents:

                  (1) this Agreement, in four counterparts;

                  (2) a Custodial Account Letter Agreement in the form attached as Exhibit 6 hereto;

                  (3) as Escrow Account Letter Agreement in the form attached as Exhibit 7 hereto;

                  (4) an Officer's Certificate, in the form of Exhibit 1 hereto, including all attachments thereto;

                  (5) an Opinion of Counsel to the Seller, in the form of
                  Exhibit 11 hereto; and

                  (b) The Closing Documents for the Mortgage Loans to be purchased on each Closing Date shall consist of fully executed originals of the following documents:

                  (1) the related Commitment Letter;

                  (2) the related Mortgage Loan Schedule;

                  (3) a Custodian's Trust Receipt and Initial Certification, as required under the Custodial Agreement, in a form acceptable to the Initial Purchaser;

                  (4) an Officer's Certificate, in the form of Exhibit 1 hereto, including all attachments thereto, if requested by Purchaser;

                  (5) a Security Release Certification, in the form of Exhibit 3 hereto executed by any Person, as requested by the Purchaser, if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

                  (6) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable; and

                  (7) an Assignment and Conveyance in the form of Exhibit 4 hereto.

                  SECTION 10. Costs. The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys and the fees and expenses of its custodian. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation recording fees, fees for title policy endorsements and continuations, fees for recording Assignments of Mortgage and the Seller's attorney's fees, shall be paid by the Seller.

                  SECTION 11. Seller's Servicing Obligations. The Seller, as independent contract servicer, shall service and administer the Mortgage Loans during the Preliminary Servicing Period and the Interim Servicing Period, as applicable, in accordance with the terms and provisions set forth in the Servicing Addendum attached as Exhibit 8, or the Servicing Addendum attached as
Exhibit 9, as applicable, which Servicing Addendums are incorporated herein by reference.

                  The Seller agrees to act reasonably, in good faith and in accordance with all applicable laws and regulations and to do all things necessary to effect the transfer of the servicing of the Servicing Released Mortgage Loans to Purchaser including, without limitation, complying with the servicing transfer instructions set forth in Exhibit 2 attached hereto.

                  SECTION 12. Removal of Mortgage Loans from Inclusion under This Agreement Upon an Agency Transfer, Whole Loan Transfer or a Securitization Transfer on One or More Reconstitution Dates.

                  The Seller and the Initial Purchaser agree that with respect to some or all of the Mortgage Loans, the Purchaser may effect:

                  (1) a transfer to Fannie Mae under its Cash Purchase Program or MBS Program (Special Servicing Option) (each a "Fannie Mae Transfer");

                  (2) a transfer to Freddie Mac (the "Freddie Mac Transfer");

                  (3) one or more Whole Loan Transfers; and/or

                  (4) one or more Securitization Transfers.

                  The Seller shall reasonably cooperate with the Purchaser with respect to up to three (or such other number as may be reflected in the related Commitment Letter) Agency Transfers, Whole Loan Transfer, or a Pass-Through Transfer (collectively, a "Transfer") pursuant to this Section 12 with respect to each pool of Mortgage Loans.

                  The Seller agrees to execute in connection with any Agency Transfer, any and all pool purchase contracts, and/or agreements reasonably acceptable to the Seller among the Purchaser, the Seller, Fannie Mae or Freddie Mac (as the case may be). Seller's Servicing Fee will not be adversely affected with respect to any Agency Transfer.

                  With respect to each Whole Loan Transfer, Agency Transfer or Securitization Transfer, as the case may be, entered into by the Initial Purchaser, the Seller agrees:

                  (i) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures and with respect to the preparation (including, but not limited to, the endorsement, delivery, assignment, and execution) of the Mortgage Loan Documents and other related documents, and with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;

                  (ii) to execute all Reconstitution Agreements provided that each of the Seller and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

                  (iii) the Seller shall make the representations and warranties regarding the Seller in Section 7.01 herein and the representations and warranties regarding the Mortgage Loans in Section 7.02 (ii), (iii), (iv), (vi), (vii),
                  (viii), (ix), (x), (xii), (xiii), (xiv), (xv), (xvii),
                  (xxviii), (xxxiv), (xxxv), (xli), (xliv), (l), (lv), (lvi), herein as of the date of the related Whole Loan Transfer, Agency Transfer or Pass-Through Transfer, modified to the extent necessary to accurately reflect any events or circumstances existing subsequent to the related Closing Date(s);

                  (iv) to comply with Section 13 of this Agreement;

                  (v) in connection with any securitization of any Servicing Retained Mortgage Loans, to negotiate and execute one or more subservicing agreements between the Seller and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Purchaser after consultation with the Seller and/or one or more custodial and servicing agreements among the Purchaser, the Seller and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Purchaser after consultation with the Seller, in either case for the purpose of pooling the Mortgage Loans with other Mortgage Loans for resale or securitization and containing servicing provisions which are similar to the servicing provisions set forth herein;

                  (vi) in connection with any securitization of any Servicing Retained Mortgage Loans, to execute a pooling and servicing agreement, which pooling and servicing agreement may, at the Purchaser's direction, contain contractual provisions including, but not limited to, a 24 day certificate payment delay (54 day total payment delay), servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non recoverable) and prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto), servicing and mortgage loan representations and warranties which in form and substance conform to the representations and warranties in this Agreement and to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other covenants as are required by the Purchaser and one or more nationally recognized rating agencies for "AAA" rated mortgage pass through transactions which are "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984, unless otherwise mutually agreed;

                  (vii) to execute, deliver and satisfy all conditions set forth in an indemnity agreement substantially in the form of
                  Exhibit 12; and

                  (viii) in connection with any out-of-pocket costs that the Seller may incur with respect to its compliance with any requests made pursuant to this Section 12, the Purchaser ("Reconstitution Costs") shall reimburse the Seller for such Reconstitution Costs.

                  The Seller shall indemnify the Purchaser, each Affiliate designated by the Purchaser, each Person who controls the Purchaser or such Affiliate and the Successor Servicer and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by or on behalf of the Seller regarding the Seller (or if the Seller is not the originator, the originator of the Mortgage Loans), the Seller's servicing practices or performance, the Mortgage Loans or the Underwriting Guidelines set forth in any offering document prepared in connection with any Reconstitution. For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement and "Successor Servicer" shall mean the first Person acting as the Successor Servicer under this Agreement. Moreover, the Seller agrees to cooperate with all reasonable requests made by the Purchaser to effect such Reconstitution Agreements.

                  All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Securitization Transfer shall be subject to this Agreement and shall continue to be serviced for the remainder of the Preliminary Servicing Period in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                  SECTION 13.       Compliance with Regulation AB

                  Subsection 13.01  Intent of the Parties; Reasonableness.

                  The Purchaser and the Seller acknowledge and agree that the purpose of Article 13 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets (including, without limitation, buyers and sellers of the mortgage loans who securitize such mortgage loans), advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Seller shall cooperate with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, upon reasonable notice any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

                Subsection 13.02  Additional Representations and Warranties
                                  of the Seller.

                (a) The Seller shall be deemed to represent to the Purchaser and to .any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 13.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Seller is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Seller; (ii) the Seller has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Seller as servicer has been disclosed or reported by the Seller; (iv) no material changes to the Seller's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Seller's financial condition that could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Seller, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB. For purposes of this Section 13, electronic communication such as facsimile or email or as a specific obligation of Seller under any Reconstitution Agreement shall constitute written notice or request.

        (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 13.03, the Seller shall, within five Business Days following such written request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

                  Subsection 13.03 Information to Be Provided by the Seller.

                  In connection with any Securitization Transaction the Seller shall (i) within five Business Days following written request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

        (a) If so requested by the Purchaser or any Depositor, the Seller .shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

         (i) the originator's form of organization;

         (ii) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
         Item 1110(b)(2) of Regulation AB;

         (iii) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Seller, each Third-Party Originator and each Subservicer; and

         (iv) a description of any affiliation or relationship between the Seller, each Third-Party Originator, each Subservicer and any of the following parties to a

         Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                  (a) the sponsor;
                  (b) the depositor;
                  (c) the issuing entity;
                  (d) any servicer;
                  (e) any trustee;
                  (f) any originator;
                  (g) any significant obligor;
                  (h) any enhancement or support provider; and
                  (i) any other material transaction party.

        (b) If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator to the extent such information is in its possession or reasonably available to the Seller. Such Static Pool Information, to the extent such information is in its possession or available to the Seller, shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor. Such Static
Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

                  If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

        (c) If so requested by the Purchaser or any Depositor in writing, the Seller shall provide such information regarding the Seller, as servicer of the Mortgage Loans, and each Subservicer (each of the Seller and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108 of Regulation AB Such information shall include, at a minimum:

                 (i) the Servicer's form of organization;

                 (ii) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                  (a) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                  (b) the extent of outsourcing the Servicer utilizes;

                  (c) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                  (d) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                  (e) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
                  Item 1108(b)(2) of Regulation AB;

                 (iii) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                 (iv) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement;

                 (v) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                 (vi) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                 (vii) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                 (viii) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

                 (ix) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer and Third-Party Originator to)
         (i) notify the Purchaser and any Depositor in writing of (a) any material litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator and (b) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller, any Subservicer or any Third-Party Originator and any of the parties specified in clause (iv) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

        (d) As a condition to the succession to the Seller or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Seller or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Seller or any Subservicer, the Seller shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in writing in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

        (e) In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor in writing, the Seller shall provide such information reasonably available to the Seller regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

                  Subsection 13.04 Servicer Compliance Statement.

                  On or before March 1 of each calendar year, commencing in 2007, the Seller shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Seller, to the effect that (i) a review of the Seller's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

                Subsection 13.05  Report on Assessment of Compliance
                                  and Attestation.

                 (a) On or before March 1 of each calendar year, commencing in 2007, the Seller shall:

                 (i) deliver to the Purchaser and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Seller's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Seller, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 14 hereto delivered to the Purchaser concurrently with the execution of this Agreement;

                 (ii) deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Seller and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                 (iii) cause each Subservicer, and each Subcontractor determined by the Seller pursuant to Section 13.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

                 (iv) deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit 13

                  The Seller acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Seller pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

                  (b) Each assessment of compliance provided by a Subservicer ..pursuant to Section 13.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 14 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 13.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Seller pursuant to
Section 13.06.

                  Subsection 13.06  Use of Subservicers and Subcontractors.

                  The Seller shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (a) of this Section. The Seller shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (b) of this Section

                (a) It shall not be necessary for the Seller to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer. The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 13.02, 13.03(c) and (e), 13.04, 13.05 and
13.07 of this Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Section 13.03(d) of this Agreement. The Seller shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 13.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 13.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 13.05 as and when required to be delivered.(b) It shall not be necessary for the Seller to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. The Seller shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Seller or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

                  As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 13.05 and 13.07 of this Agreement to the same extent as if such Subcontractor were the Seller. The Seller shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.05, in each case as and when required to be delivered.

                  Subsection 13.07 Indemnification; Remedies.

                (a) Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                 (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under this Article 13 by or on behalf of the Seller, or provided under this Article 13 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Seller Information"), or (b) the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (b) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

                 (ii) any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article 13, including any failure by the Seller to identify pursuant to Section 13.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

                 (iii) any breach by the Seller of a representation or warranty set forth in Section 13.02(a) or in a writing furnished pursuant to
         Section 13.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to
         Section 13.02(b) to the extent made as of a date subsequent to such closing date.

                  In the case of any failure of performance described in clause (a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

                (b) Any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article 13, or any breach by the Seller of a representation or warranty set forth in Section 13.02(a) or in a writing furnished pursuant to Section 13.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 13.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

                (c) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 13.04 or 13.05, including any failure by the Seller to identify pursuant to Section 13.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

        (d) For Servicing Retained Mortgage Loans, the Seller shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief. Subsection
13.08 Information from Purchaser. With respect to those Mortgage Loans that were originated by Seller and sold to the Purchaser pursuant to this Agreement and subsequently securitized by the Purchaser or any of its Affiliates, the Purchaser shall, to the extent consistent with then-current industry practice in the asset-backed securities market, cause the servicer (or another party to such securitization) under the securitization to be obligated to provide, information with respect to the Mortgage Loans from and after the cut-off date of such securitization necessary for the Seller to comply with its obligations under Regulation AB, including, without limitation, providing to the Seller static pool information, as set forth in Item 1105(a)(2) and (5) of Regulation AB.

                  SECTION 14. The Seller.

                  Subsection 14.01 Merger or Consolidation of the Seller. The Seller shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable the Seller to perform its duties under this Agreement.

                  Any Person into which the Seller may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, shall be a Fannie Mae or Freddie Mac approved seller/servicer and shall satisfy any requirements of
Section 16 with respect to the qualifications of a successor to the Seller.

                  Subsection 14.02 Limitation on Liability of the Seller and Others. Neither the Seller nor any of the officers, directors, employees, representatives or agents of the Seller shall be under any liability to the Purchaser or Purchaser's successor and or assigns for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Mortgage Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Seller and any officer, director, employee, representative or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligation to sell or duty to service the Mortgage Loans in accordance with this Agreement and which in its opinion may result in its incurring any expenses or liability; provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, the Seller shall be entitled to reimbursement therefor from the Purchaser upon written demand.

                  Subsection 14.03 Seller Not to Resign. The Seller shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser, such consent not to be unreasonably withheld or upon Seller's determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot reasonably be cured by the Seller in which event the Seller may resign as servicer. Any such determination permitting the resignation of the Seller as servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance reasonably acceptable to the Purchaser and which shall be provided at the cost of the Seller. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in Section 16.

                  Subsection 14.04 No Transfer of Servicing. The Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld.

                  Subsection 14.05 Additional Indemnification by the Seller. In addition to the indemnification provided in Subsection 7.03, the Seller shall indemnify the Purchaser and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12. The Seller shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and to the extent Seller assumed such claim promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Purchaser promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence, except when the claim is in any way related to the Seller's indemnification pursuant to Section 7 or the first sentence of this Subsection 13.01, or is in any way related to the failure of the Seller to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement.

                  SECTION 15. DEFAULT. Subsection 15.01 Events of Default.

                  In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

                 (i) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, via overnight mail addressed to M&T Mortgage Corporation, One Fountain Plaza, 7th Floor, Buffalo, NY 14203 Attention: Julie Alexander is received; or

                 (ii) failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement which continues unremedied for a period of thirty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser, provided, however, the Seller shall have such additional time as may be needed to cure the noticed failure in the event more than thirty days are required in so long as the Seller diligently pursues such remedy; or

                 (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

                 (iv) the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

                 (v) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                 (vi) failure by the Seller to be in compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located and which continues unremedied for a period of thirty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser, provided, however, the Seller shall have such additional time as may be needed to cure the noticed failure in the event more than thirty days are required in so long as the Seller diligently pursues such remedy; or

                 (vii) the Seller has its right to service permanently suspended by Fannie Mae and Freddie Mac or otherwise ceases to meet the qualifications of a Fannie Mae and Freddie Mac seller/servicer; or

                 (viii) the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof.

then, and in each and every such case, so long as a material Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller as servicer under this Agreement. Notwithstanding the foregoing, in the event an Event of Default relating to (vi) cannot be remedied the Purchaser may terminate the rights and obligations of the Seller as servicer under this Agreement with respect to the specific jurisdiction in question. On or after the receipt by the Seller of such written notice, all authority and power of the Seller to service the Mortgage Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 16.

                  Subsection 15.02 Waiver of Defaults. The Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                  SECTION 16. Termination. The respective obligations and responsibilities of the Seller, as servicer, shall terminate (i) with respect to the Servicing Released Mortgage Loans, at the expiration of the Interim Servicing Period unless terminated on an earlier date at the option of the Purchaser pursuant to this Section 15 or pursuant to Section 14 or (ii) with respect to the Servicing Retained Mortgage Loans, upon the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Seller) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder unless terminated with respect to all or a portion of the Mortgage Loans on an earlier date at the option of the Purchaser pursuant to this Section 15 or pursuant to Section 14. In connection with the Servicing Retained Mortgage Loans, in the event that the Seller is terminated pursuant to this Section 15 without cause, the Purchaser shall pay to the Seller a termination fee in an amount equal to the higher of two independent bids obtained by the Purchaser for the servicing rights, as of the date of such termination, of the Servicing Retained Mortgage Loans with respect to which the Seller is being terminated as servicer. Upon written request from the Purchaser in connection with any such termination, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account, or Escrow Account or thereafter received with respect to the Mortgage Loans. Simultaneously with such termination pursuant to this Section 15, and the transfer of servicing hereunder: the Seller shall be entitled to be reimbursed for any outstanding Servicing Advances, Servicing Fees and Monthly Advances.

                  SECTION 17. Successor to the Seller. Prior to termination of Seller's responsibilities and duties under this Agreement pursuant to Sections 12, 14 or 15 herein, the Purchaser shall (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller as servicer under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Seller's duties, responsibilities and liabilities as servicer under this Agreement should be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or such successor. The termination of the Seller as servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 16 and shall in no event relieve the Seller of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03, it being understood and agreed that the provisions of such Subsections 7.01, 7.02 and 7.03 shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

                  Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement provided, however, that such successor shall not assume, and Seller shall indemnify such successor for, any and all liabilities arising out of the Seller's acts as servicer. Any termination of the Seller as servicer pursuant to Section 12, 14 or 15 shall not affect any claims that the Seller or Purchaser may have against each other arising prior to any such termination or resignation or remedies with respect to such claims.

                  If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation of the Seller hereunder, either
(i) the successor servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Seller shall cooperate with the successor servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS System to the successor servicer or (y) in causing MERS to designate on the MERS System the successor servicer as the servicer of such Mortgage Loan.

                  The Seller shall timely deliver to the successor the funds in the Custodial Account, and the Escrow Account and the Servicing Files and related documents and statements held by it hereunder and the Seller shall account for all funds. The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller as servicer. Within 30 days of the Servicing Transfer Date, the successor servicer shall reimburse the Seller for amounts the Seller actually expended as servicer pursuant to this Agreement which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment of the successor servicer, including but not limited to Servicing Advances, Monthly Advances and Service Fees.

                  SECTION 18. Financial Statements. The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers the Seller's financial statements for the most recently completed three fiscal years respecting which such statements are available. The Seller also shall make available any comparable interim statements to the extent any such statements have been prepared by the Seller (and are available upon request to members or stockholders of the Seller or the public at large). The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. As agreed between Purchaser and- Seller, also shall make available information on its servicing performance with respect to mortgage loans serviced for others, including delinquency ratios.

                  The Seller also agrees to allow reasonable access to knowledgeable financial, accounting, origination and servicing officers of the Seller for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller, its loan origination or servicing practices or the financial statements of the Seller.

                  SECTION 19. Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

                  (a) if to the Seller:

                           M&T MORTGAGE CORPORATION
                           One Fountain Plaza
                           Buffalo, NY  14203
                           Attn:  Tom Esposito
                           Telecopy:  716-848-7013

                           with a copy to:

                           M&T MORTGAGE CORPORATION
                           One M&T Plaza, 12th Floor
                           Buffalo, NY  14203
                           Attn:  General Counsel
                           Telecopy:  716-842-5376

                  (b) if to the Purchaser:

                           Goldman Sachs Mortgage Company
                           85 Broad Street
                           New York, New York 10004
                           Attention:  David Stiepelman, Esq.

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

                  SECTION 20. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

                  SECTION 21. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                  SECTION 22. Governing Law. THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

                  SECTION 23. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

                  SECTION 24. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. The Purchaser may assign this Agreement to any Person to whom any Mortgage Loan is transferred whether pursuant to a sale or financing and to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred. Upon any such assignment, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Mortgage Loans, shall be deemed to be a separate and distinct Agreement between the Seller and such Purchaser, and a separate and distinct Agreement between the Seller and each other Purchaser to the extent of the other related Mortgage Loan or Mortgage Loans. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser.

                  SECTION 25. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

                  SECTION 26. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  SECTION 27. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                (d) reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  SECTION 28. Nonsolicitation. From and after the date of the related Commitment Letter, the Seller covenants and agrees that it will not take any action or facilitate or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan to refinance such Mortgage Loan, or alter the payment terms of any Mortgage Loan in whole or in part or provide information to any other entity to solicit the refinancing of any Mortgage Loan, in whole or in part, without the prior written consent of the Owner. Notwithstanding the foregoing, it is understood and agreed that promotions (including for the refinancing of mortgage loans) undertaken by the Seller or any affiliates of the Seller which are directed to the general public at large, or segments thereof, provided that no segment shall consist primarily of the Mortgage Loans, including, without limitation, mass mailing advertisements based on commercially acquired mailing lists or the Seller's entire servicing portfolio, and newspaper, radio and television advertisements shall not constitute solicitation under this Section 27. This
Section 27 shall not be deemed to preclude the Seller or any of its affiliates from soliciting any Mortgagor for any other financial products or services.

                  SECTION 29. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  SECTION 30. Further Agreements. The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                  SECTION 31. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and, except to the extent otherwise set forth in writing or specifically provided for in the Commitment Letter, supersedes any prior agreement and understandings with respect to those matters and transactions.

                  SECTION 32. Relationship of the Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

                  SECTION 33. Waiver of Trial by Jury. THE SELLER AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 34. Submission To Jurisdiction; Waivers.

                  The Seller hereby irrevocably and unconditionally:

                          (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL
                  ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                          (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE
                  BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO
                  THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE
                  SAME;

                          (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION
                  OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE PURCHASER SHALL HAVE BEEN NOTIFIED; AND

                          (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT
                  TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.


                           [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.


                     M&T MORTGAGE CORPORATION
                         (Seller)



                     By: _____________________________________________________
                         Name:
                         Title:


                     GOLDMAN SACHS MORTGAGE COMPANY
                         (Purchaser)



                     By: _____________________________________________________
                         Name:
                         Title:


            [Master Mortgage Loan Purchase and Servicing Agreement]

                                   EXHIBIT 1

                        SELLER'S OFFICER'S CERTIFICATE

                  I, ________________________, hereby certify that I am the
duly elected ______________ of M&T Mortgage Corporation, a New York corporation (the "Seller"), and further certify, on behalf of the Seller as follows:

        (1)______Attached hereto as Attachment I are a true and correct copy of the [Certificate of Incorporation and by laws] of the Seller as are in full force and effect on the date hereof.

        (2) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending.

        (3) Each person who, as an officer or attorney in fact of the Seller, signed (a) the Master Mortgage Loan Purchase and Servicing Agreement (the "Purchase Agreement"), dated as of November 1, 2005, by and between the Seller and (the "Purchaser"); (b) the Commitment Letter, dated _____________ 2005, between the Seller and the Purchaser (the "Commitment Letter"); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the mortgage loans in accordance with the Purchase Agreement and the Commitment Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney in fact, and the signatures of such persons appearing on such documents are their genuine signatures.

        (4) Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on ________________, 200_ (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the mortgage loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

        (5) Attached hereto as Attachment III is a Certificate of Good Standing of the Seller dated ______________, 200_. No event has occurred since ___________________, 200_ which has affected the good standing of the Seller under the laws of the State of ___________.

        (6) All of the representations and warranties of the Seller contained in Subsections 7.01 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

        (7) The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement and the related Commitment Letter.

                  All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.


            [Master Mortgage Loan Purchase and Servicing Agreement]

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:

            [Seal]


                               M&T MORTGAGE CORPORATION
                                   (Seller)



                               By: _________________________________________
                                   Name:
                                   Title:

                  I, _______________________, Secretary of the Seller, hereby certify that _________________________ is the duly elected, qualified and acting Vice President of the Seller and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.
Dated:___

                  [Seal]


                               M&T MORTGAGE CORPORATION
                                   (Seller)



                               By: _________________________________________
                                   Name:
                                   Title:


                                   Exh. 1-2

                                   EXHIBIT 2

                        SERVICING TRANSFER INSTRUCTIONS

                  [successor servicer TO PROVIDE FOR FORM]


                                   Exh. 2-1

                                   EXHIBIT 3

                        SECURITY RELEASE CERTIFICATION

                  I._______Release of Security Interest

                  ___________________________, hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by Goldman Sachs Mortgage Company from the Seller named below pursuant to that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of , as of the date and time of receipt by ______________________________ of $__________ for such Mortgage
Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.


                              Name and Address of Financial Institution
                                  (Name)
                                  (Address)



                              By: ___________________________________________

                  II.______Certification of Release

                  The Seller named below hereby certifies to Goldman Sachs Mortgage Company that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to Goldman Sachs Mortgage Company, the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.


                              Seller



                              By: ___________________________________________
                                  Name:
                                  Title:

                                   Exh. 3-1

                                   EXHIBIT 4

                           ASSIGNMENT AND CONVEYANCE

            On this _______ day of ________, 200_, M&T Mortgage Corporation ("Seller") as the Seller under that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of (the "Agreement") does hereby sell, transfer, assign, set over and convey to Goldman Sachs Mortgage Company as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein pursuant to the Commitment Letter dated as of [DATE]. Pursuant to Section 6.03 of the Agreement, the Seller has delivered to the Purchaser or its designee the documents for each Mortgage Loan to be purchased as set forth in the Agreement. The contents of each related Servicing File required to be retained by the Seller to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof. The Seller's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only.

            The Seller confirms to the Purchaser that the representation and warranties set forth in Sections 7.01 and 7.02 of the Agreement are true and correct as of the date hereof, and that all statements made in the Seller's Officer's Certificates and all attachments thereto remain complete, true and correct in all respects as of the date hereof. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.


                                     M&T MORTGAGE CORPORATION
                                       (Seller)



                                     By:____________________________________
                                        Name:
                                        Title:


                                    Exh. 4-1

                                   EXHIBIT 5

                         CONTENTS OF EACH MORTGAGE FILE

            With respect to each Mortgage Loan, the Mortgage File shall include, as applicable, each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the Seller or delivered to the Purchaser, or its designee:

            1. The original Mortgage Note together with any applicable riders, bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee to the last endorsee, endorsed (on the Mortgage Note or an allonge attached thereto) "Pay to the order of ________________ without recourse," and signed in the name of the last endorsee by a duly qualified officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name]";

            2. Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon, or a copy of the original mortgage with evidence of recording thereon. If the original Mortgage has not been returned from the applicable public recording office, a duplicate copy of the original Mortgage which has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the original mortgage with evidence of recording thereon. If the original Mortgage has not been returned from the applicable public recording office, a duplicate copy of the original Mortgage which has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

            3. In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage, in blank, executed via original signature, which assignment shall be in form and substance acceptable for recording (except for the insertion of the name of the assignee and the related Mortgage recording information). If the Mortgage Loan was acquired by the last assignee in a merger, the Assignment of Mortgage must be made by "[name of last assignee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last assignee while doing business under another name, the Assignment of Mortgage must be by "[name of last assignee], formerly known as [previous name]";

            4. Originals of all intervening assignments of mortgage (if applicable), with evidence of recording thereon, showing a complete chain of title from the originator to the last assignee, or if any such intervening assignment of mortgage has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded intervening assignments of mortgage, a photocopy of such intervening assignment of mortgage;

            5. Originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, or if any such assumption, modification, consolidation or extension agreement has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded document, a photocopy of such document;

            6. If the Mortgage Note or Mortgage was executed pursuant to a power of attorney or other instrument that authorized or empowered such Person to sign, the original power of attorney (or such other instrument), with evidence of recording thereon, unless such originals are permanently retained by the applicable recording office (in which event, a photocopy of each such original);

            7. The original mortgagee title insurance policy or (ii) if such policy has not been issued, a certified true copy of the related policy binder or commitment for title;

            If any original recorded document required to be delivered to the Purchaser has been lost or if such public recording office retains the original recorded document, then in lieu of delivering such original, the Seller shall deliver, or cause to be delivered, a photocopy of such original document.

            If any such other original document which has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned by such recording office, in lieu of delivering such original, the Seller shall deliver, or cause to be delivered, a complete copy of such document.

            8. the original Primary Insurance Policy, if the Loan-to-Value Ratio is greater than 80.00%.

            9. Residential loan application.

            10. Mortgage Loan closing statement.

            11. Verification of employment and income, if applicable to Mortgage Loan product.

            12. Verification of acceptable evidence of source and amount of downpayment, if applicable to Mortgage Loan product.

            13. Credit report on Mortgagor.

            14. Residential appraisal report.

            15. Photograph of the Mortgaged Property, if required by residential appraisal report.


                                    Exh. 5-2

            16. Survey of the Mortgaged Property, or title policy endorsement indicating no change.

            17. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

            18. All required disclosure statements

            19. If available, termite report, structural engineer's report, water potability and septic certification.

            20. Sales Contract, if applicable.

            21. Hazard insurance policy or binder.

            22. Insurance claim files, correspondence, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

            23. The original Pledge Agreement, if applicable, entered into by the Mortgagor with respect to such Cooperative Loan;

            24. UCC 3 assignment in blank (or equivalent instrument), if applicable, sufficient under the laws of the jurisdiction where the related Cooperative Apartment is located to reflect of record the sale and assignment of the Cooperative Loan to the Purchaser;

            25. Original assignment of Pledge Agreement, if applicable, in blank showing a complete chain of assignment from the originator of the related Cooperative Loan to Seller;

            26. Original Form UCC 1 and any continuation statements with evidence of filing thereon with respect to such Cooperative Loan;

            27. Cooperative Shares with an original Stock Certificate, if applicable;

            28. Original Proprietary Lease, if applicable;

            29. Original Assignment of Proprietary Lease, if applicable, in blank, and all intervening assignments thereof; and

            30. Original recognition agreement, if applicable, of the interests of the mortgagee with respect to the Cooperative Loan by the Cooperative, the stock of which was pledged by the related Mortgagor to the originator of such Cooperative Loan.


                                    Exh. 5-3

                                   EXHIBIT 6

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                          ____________ __, 200_

To:________________________________
     (the "Depository")

            As Seller under the Master Mortgage Loan Purchase and Servicing Agreement, dated as of , we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as "M&T Mortgage Corporation in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                       M&T Mortgage Corporation
                                         (Seller)



                                       By:____________________________________
                                          Name:
                                          Title:


                                   Exh. 6-1

            The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").



                                          ____________________________________
                                                       Depository



                                       By:____________________________________
                                          Name:
                                          Title:


                                   Exh. 6-2

                                  EXHIBIT 7

                        ESCROW ACCOUNT LETTER AGREEMENT

                                                               __________, 200_

To:   _________________________
     (the "Depository")

            As Seller under the Master Mortgage Loan Purchase and Servicing Agreement, dated as of , we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as "M&T Mortgage Corporation in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

            The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                     M&T Mortgage Corporation
                                       (Seller)



                                     By:____________________________________
                                        Name:
                                        Title:


                                    Exh. 7-1

                                   EXHIBIT 8

            SERVICING ADDENDUM FOR SERVICING RETAINED MORTGAGE LOANS

            Subsection 11.01. Seller to Act as Servicer.

            The Seller, as independent contract servicer, shall service and administer the Servicing Retained Mortgage Loans in accordance with this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement.

            Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If reasonably required by the Seller, the Purchaser shall furnish the Seller with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

            The Seller shall notify MERS of the ownership interest of Purchaser in each MOM Loan through the MORNET system or MIDANET system, as applicable, or any other comparable system acceptable to MERS. At any time during the term of this Agreement, Purchaser may direct Seller to cause any MOM Loan to be deactivated from the MERS System.

            In servicing and administering the Mortgage Loans, the Seller shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to accepted mortgage servicing practices of prudent lending institutions , and the Purchaser's reliance on the Seller.

            Subsection 11.02. Collection of Mortgage Loan Payments.

            Continuously from the date hereof until the principal and interest on all Servicing Retained Mortgage Loans are paid in full, the Seller shall proceed diligently to collect all payments due under each Servicing Retained Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and


                                   Exh. 8-1
held for its own account. Further, the Seller shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Subsection 11.03. Realization Upon Defaulted Mortgage Loans.

            (a) The Seller shall use its best efforts, consistent with the procedures that the Seller would use in servicing mortgage loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 11.01. The Seller shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to Purchaser after reimbursement to itself for such expenses, and
(ii) that such expenses will be recoverable by the Seller through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 11.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such action as it shall deem to be in the best interest of the Purchaser. In the event that any payment due under any Servicing Retained Mortgage Loan remains delinquent for a period of 90 days or more, the Seller shall commence foreclosure proceedings. The Seller shall notify the Purchaser in writing of the commencement of foreclosure proceedings. In such connection, the Seller shall be responsible for advancing all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement in accordance with Section 11.05.

            (b) Notwithstanding the foregoing provisions of this Section 11.03, with respect to any Mortgage Loan as to which the Seller has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Seller shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee in possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Seller has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:


                                   Exh. 8-2

            1. such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

            2. there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

            The cost of the environmental audit report contemplated by this
Section 11.03 shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Custodial Account as provided in Section 11.05(vii).

            Upon completion of the environmental audit report, the Seller shall promptly provided the Purchaser with a copy thereof. Thereafter, the Seller and Purchaser shall consult to determine how to proceed with respect to the Mortgaged Property.

            (c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied as follows: to reimburse the Seller for any related unreimbursed Servicing Advances pursuant to Section 11.05(iii); to pay accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or if not in connection with a Final Recovery Determination, to the Due Date prior to the Distribution Date on which such amounts are to be distributed; as a recovery of delinquent principal of the Mortgage Loan, and collection of Service Fees on delinquent interest. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Seller as follows; first, to unpaid Servicing Fees; and second, to the balance of interest then due and owing.

            Subsection 11.04. Establishment of Custodial Accounts; Deposits in Custodial Accounts.

            The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts. The Custodial Account shall be established with a Qualified Depository as a Special Deposit Account. The Seller and the Purchaser intend that the Custodial Account be a special deposit account. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. The creation of any Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form of Exhibit 6.

            The Seller shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received by it subsequent to the Cut-Off Date, or received by it prior to the Cut-Off Date but allocable to a period subsequent thereto, other than in


                                   Exh. 8-3
respect of principal and interest on the Servicing Retained Mortgage Loans due on or before the Cut-Off Date:

                  (i)   all payments on account of principal on the Mortgage
                        Loans;

                  (ii)  all payments on account of interest on the Mortgage
                        Loans;

                  (iii) all Liquidation Proceeds;

                  (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 11.10 and 11.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the loan documents or applicable law;

                  (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

                  (vi)  all Monthly Advances;

                  (vii) all proceeds of any Servicing Retained Mortgage Loan repurchased in accordance with Section 7.03 and all amounts required to be deposited by the Seller in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 7.03;

                 (viii) any amounts required to be deposited by the Seller
                        pursuant to Section 11.11 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Seller's own funds, without reimbursement therefor;

                  (ix) any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Section 11.13;

                  (x) any amounts required to be deposited in the Custodial Account pursuant to Sections 11.20 or 11.21;

                  (xi) with respect to each Principal Prepayment in full or in part, an amount (to be paid by the Seller out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Interest Rate; provided, however, that in no event shall the aggregate of deposits made by the Seller pursuant to this clause (xi) exceed the aggregate amount


                                   Exh. 8-4
                        of the Seller's servicing compensation in the calendar month in which such deposits are required; and

                  (xii) any prepayment penalties received with respect to any
                        Mortgage Loan.

            The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 11.01, need not be deposited by the Seller in the Custodial Account. Such Custodial Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 11.05(iii). The Seller shall give notice to the Purchaser of the location of the Custodial Account when established and prior to any change thereof.

            Mortgage Loans having Due Dates other than the first day of a month shall be accounted for as described in this Section 11.04. Any payment due on a day other than the first day of each month shall be considered due on the first day of the month following the month in which that payment is due as if such payment were due on the first day of said month. For example, a payment due on August 15 shall be considered to be due on September 1.

            Subsection 11.05. Permitted Withdrawals From the Custodial Account.

            The Seller may, from time to time, withdraw from the Custodial Account for the following purposes:

                  (i) to make distributions to the Purchaser in the amounts and in the manner provided for in Section 11.14;

                  (ii) to reimburse itself for Monthly Advances, the Seller's right to reimburse itself pursuant to this subclause
                        (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) respecting which any such advance was made it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of Purchaser, except that, where the Seller is required to repurchase a Servicing Retained Mortgage Loan pursuant to Section 7.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Section 7.03, and all other amounts required to be paid to the Purchaser with respect to such Servicing Retained Mortgage Loans;

                  (iii) to reimburse itself for unreimbursed Servicing
                        Advances, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance


                                   Exh. 8-5

                        Proceeds and such other amounts as may be collected by the Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Servicing Retained Mortgage Loan pursuant to Section 7.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Section 7.03 and all other amounts required to be paid to the Purchaser with respect to such Servicing Retained Mortgage Loans;

                  (iv) to pay to itself pursuant to Section 11.22 as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest on a particular Mortgage Loan;

                  (v) to pay to itself with respect to each Servicing Retained Mortgage Loan that has been repurchased pursuant to Section 7.03 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

                  (vi) to reimburse itself for any Monthly Advance previously made which the Seller has determined to be a Nonrecoverable Monthly Advance;

                  (vii) to pay, or to reimburse itself for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 11.03(c).

                  (viii) to reimburse itself for nonrecoverable Servicing
                        Advances made pursuant to this Agreement;

                  (ix) to clear and terminate the Custodial Account on the termination of this Agreement; and (x) to reimburse Seller for funds placed in the Custodial Account in error.

            The Seller shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) (viii) above. The Seller shall provide written notification in the form of an Officers' Certificate to the Purchaser, on or prior to the next succeeding Distribution Date, upon making any withdrawals from the Custodial Account pursuant to subclause (vi) above.


                                   Exh. 8-6

            Subsection 11.06. Establishment of Escrow Accounts; Deposits in Escrow Accounts.

            The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. The Escrow Account shall be established with a Qualified Depository as a Special Deposit Account, in a manner which shall provide maximum available insurance thereunder. The creation of any Escrow Account shall be evidenced by Escrow Account Letter Agreement in the form of Exhibit 7.

            The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Seller shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 11.07. The Seller shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non interest bearing or that interest paid thereon is insufficient for such purposes.

            Subsection 11.07. Permitted Withdrawals From Escrow Account.

            Withdrawals from the Escrow Account may be made by the Seller (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Seller for any Servicing Advance made by the Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to clear and terminate the Escrow Account on the termination of this Agreement, or (viii) to reimburse Seller for funds placed in the Escrow Account in error.

            Subsection 11.08. Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

            With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing


                                   Exh. 8-7
maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

            The Seller shall maintain in full force and effect, a Primary Insurance Policy, issued by a Qualified Insurer, with respect to each Mortgage Loan for which such coverage is required. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to that amount for which Fannie Mae no longer requires such insurance to be maintained. The Seller will not cancel or refuse to renew any Primary Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such cancelled or non renewed policy is obtained from and maintained with a Qualified Insurer. The Seller shall not take any action which would result in non coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Seller, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 11.19, the Seller shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself, and the Purchaser, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 11.04, any amounts collected by the Seller under any Primary Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 11.05.

            Subsection 11.09. Transfer of Accounts.

            The Seller may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be unreasonably withheld. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

            Subsection 11.10. Maintenance of Hazard Insurance.

            In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any hazard insurance policy in a timely fashion in accordance with the terms of such policies and, in this regard, to


                                   Exh. 8-8
take such action as shall be necessary to permit recovery under any hazard insurance policy. The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co insurer. If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available through NFIP, the Seller will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Seller also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 11.04, any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Seller's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 11.05. Any cost incurred by the Seller in maintaining any such insurance shall not, for the purpose of calculating distributions to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Seller or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller, or upon request to the Purchaser, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Seller. The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of B+ or a financial performance Index of VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

            Subsection 11.11. Maintenance of Mortgage Impairment Insurance
Policy.

            In the event that the Seller shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of A:VI insuring against hazard losses on


                                   Exh. 8-9
all Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 11.10 and otherwise complies with all other requirements of Section 11.10, the Seller shall conclusively be deemed to have satisfied its obligations as set forth in Section 11.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 11.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a declaration statement verifying insurance coverage and deductible amounts from the insurer.

            Subsection 11.12  Fidelity Bond, Errors and Omissions Insurance.

            The Seller shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae and Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 11.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' and Servicers' Guide. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a declaration statement verifying insurance coverage and deductible amounts from the surety and the insurer.

            Subsection 11.13 Title, Management and Disposition of REO Property.

            In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Purchaser, or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Seller from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the


                                   Exh. 8-10

Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

            The Seller shall either itself or through an agent selected by the Seller, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, the Seller shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non permitted assets" within the meaning of Section 860F(a)(2)(b) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Seller shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Seller to the Purchaser upon request. The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Seller determines, and gives appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is necessary to sell any REO property, (i) the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and a separate servicing agreement between the Seller and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three years or such other period as may be permitted under
Section 860G(a)(8) of the Code.

            With respect to each REO Property, the Seller shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets in a Custodial Account.

            The Seller shall deposit or cause to be deposited, on a daily basis in the related Custodial Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 11.10 hereof and the fees of any managing agent acting on behalf of the Seller.

            The Seller shall furnish to the Purchaser on each Distribution Date, an operating statement for each actively rented REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request.



                                   Exh. 8-11

            Each REO Disposition shall be carried out by the Seller at such price and upon such terms and conditions as the Seller deems to be in the best interest of the Purchaser. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Seller as provided above, shall be deposited in the Custodial Account.

            Subsection 11.14. Distributions.

            On each Distribution Date, the Seller shall distribute to the Purchaser all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 11.05; plus (ii) all Monthly Advances, if any, which the Seller is obligated to distribute pursuant to Section 11.21, minus (iii) any amounts attributable to Principal Prepayments received after the last day of the calendar month immediately preceding the related Distribution Date and (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.

            All distributions made to the Purchaser on each Distribution Date will be made to the Purchaser of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor, if the Purchaser shall have so notified the Seller or by check mailed to the address of the Purchaser.

            With respect to any remittance received by the Purchaser on or after the second Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Seller to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

            Subsection 11.15. Remittance Reports.

            On or before the 10th day (or if such 10th day is not a Business Day, the immediately preceding Business Day) of any month, the Seller shall provide to the Purchaser (or its designee) a computer tape or electronically transmitted data file in Excel format (or such other mutually agreeable format) setting forth the information contained in Exhibit 15 hereto (the "Monthly Remittance Advice").


                                   Exh. 8-12

            On the 10th day (or if such 10th day is not a Business Day, the immediately preceding Business Day) of each month (the "Data File Delivery Date") commencing in the month after the Closing Date, the Seller shall deliver to the Purchaser a data file in ".csv" format incorporating the fields set forth in the data file layout in substantial compliance with the form set forth on Exhibit 16 hereto (the "Data File").

            Subsection 11.16. Statements to the Purchaser.

            Upon request, the Seller shall forward to the Purchaser or its designee a copy of Seller's custodial reconciliation reports.

            Subsection 11.17. Real Estate Owned Reports.

            Together with the statement furnished pursuant to Section 11.13, with respect to any REO Property, the Seller shall furnish to the Purchaser a statement covering the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement. Such statement shall be accompanied by such other information as the Purchaser shall reasonably request.

            Subsection 11.18. Liquidation Reports.

            Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property

            Subsection 11.19. Assumption Agreements.

            The Seller shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due on sale" clause applicable thereto; provided, however, that the Seller shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any. If the Seller reasonably believes it is unable under applicable law to enforce such "due on sale" clause, the Seller shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is not allowed pursuant to this Section 11.19, the Seller, with the prior written consent of the insurer under the Primary Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.


                                   Exh. 8-13

            In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located. With respect to an assumption or substitution of liability, Mortgage Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Mortgage Note may not be changed. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

            Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 11.19, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

            Subsection 11.20. Satisfaction of Mortgages and Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, the Seller shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Purchaser or the Purchaser's designee. Upon request, the Purchaser, shall promptly release the related mortgage documents to the Seller and the Seller shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser.

            In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Seller, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Seller shall maintain the fidelity bond insuring the Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

            From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Purchaser shall, upon request of the Seller and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Purchaser to the Seller. Such servicing receipt shall obligate the Seller to return the related Mortgage documents to the Purchaser when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the


                                   Exh. 8-14
foreclosure of the Mortgaged Property either judicially or non judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Seller.

            Subsection 11.21. Monthly Advances by the Seller.

            (1) Not later than the close of business on the Business Day preceding each Distribution Date, the Seller shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Seller, whether or not deferred pursuant to Section 11.01, of principal (due after the Cut-Off Date) and interest not allocable to the period prior to the Cut-Off Date, at the Mortgage Interest Rate net of the Servicing Fee, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

            (2) The obligation of the Seller to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Seller if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance or a Nonrecoverable Servicing Advance. The determination by the Seller that it has made either a Nonrecoverable Monthly Advance or Nonrecoverable Servicing Advance or that any proposed Monthly Advance, if made, would constitute either a Nonrecoverable Monthly Advance or a Nonrecoverable Servicing Advance, shall be evidenced by an Officers' Certificate delivered to the Purchaser.

            Subsection 11.22. Servicing Compensation.

            As compensation for its services hereunder, the Seller shall, subject to Section 11.04(xi), be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Seller's Servicing Fee. Additional servicing compensation in the form of assumption fees and any associated ancillary fees, as provided in Section 11.20, net Prepayment Interest Excess, and late payment charges or otherwise shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

            Subsection 11.23. Statement as to Compliance.

            (1) The Seller will deliver to the Purchaser on or before March
10 of 2006, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Seller during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default


                                   Exh. 8-15
known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

            (2) The Seller shall indemnify and hold harmless the master servicer, the depositor, the Purchaser (and if this Agreement has been assigned in whole or in part by the Purchaser, any and all Persons previously acting as "Purchaser" hereunder), and their respective officers, directors, agents and affiliates, and such affiliates' officers, directors and agents (any such person, an "Indemnified Party") from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Seller or any of its officers, directors, agents or affiliates of its obligations under this Section 11.23, Section 11.24, Section 11.25 or Section 11.31, or the negligence, bad faith or willful misconduct of the Seller in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Seller in the other in connection with a breach of the Seller's obligations under this Section 11.23, Section
11.24 or Section 11.25, or the Seller's negligence, bad faith or willful misconduct in connection therewith.

            Subsection 11.24. Independent Public Accountants' Servicing Report.

            On or before March 10 of 2006, the Seller at its expense shall cause a firm of independent public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of Mortgage Loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

            Subsection 11.25. Annual Statement as to Compliance.

            (1) On or before March 10 of each year (or if not a Business Day, the immediately preceding Business Day), beginning on March 10, 2006, or at any other time upon thirty days written request, an officer of the Seller shall, if the Mortgage Loans are being master serviced by a master servicer in a securitization transaction, execute and deliver to such master servicer for the benefit of such master servicer and its officers, directors and affiliates a certification in the form of Exhibit 10 attached hereto.


                                   Exh. 8-16

            (2) The Seller shall indemnify and hold harmless the Initial Purchaser or its designee and their officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Seller or any of its officers, directors, agents or affiliates of its obligations under this Section 11.25 or the negligence, bad faith or willful misconduct of the Seller in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Initial Purchaser or its designee, then the Seller agrees that it shall contribute to the amount paid or payable by the Initial Purchaser or its designee as a result of the losses, claims, damages or liabilities of the Initial Purchaser or its designee in such proportion as is appropriate to reflect the relative fault of the Initial Purchaser or its designee on the one hand and the Seller on the other in connection with a breach of the Seller's obligations under this Section 11.25 or the Seller's negligence, bad faith or willful misconduct in connection therewith.

            Subsection 11.26. Notification of Adjustments.

            On each Adjustment Date, the Seller shall make interest rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Seller shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. Upon the discovery by the Seller or the Purchaser that the Seller has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Seller shall (a) immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor, or, (b) withdraw from the Custodial Account the amount of any interest overcharge previously passed through to the Purchaser.

            Subsection 11.27. Access to Certain Documentation.

            The Seller shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser access to the documentation regarding the Mortgage Loans serviced by the Seller required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Seller. In addition, access to the documentation will be provided to the Purchaser and any Person identified to the Seller by the Purchaser without charge, upon reasonable request during normal business hours at the offices of the Seller.

            Subsection 11.28. Reports and Returns to be Filed by the Seller.

            The Seller shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.


                                   Exh. 8-17

            Subsection 11.29. Application of Buydown Funds.

            With respect to each Buydown Mortgage Loan, the Seller shall segregate and hold all Buydown Funds in the Custodial Account separate and apart from the Seller's funds and general assets.

            With respect to each Buydown Mortgage Loan, the Seller shall have deposited into the Custodial Account, no later than the Closing Date, Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on all Due Dates in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payments which are required to be paid by the Mortgagor under the terms of the related Mortgage Note (without regard to the related Buydown Agreement as if the Mortgage Loan were not subject to the terms of the Buydown Agreement). With respect to each Buydown Mortgage Loan, the Seller will distribute to the Purchaser on each Distribution Date an amount of Buydown Funds equal to the amount that, when added to the amount required to be paid on such date by the related Mortgagor, pursuant to and in accordance with the related Buydown Agreement, equals the full Monthly Payment that would otherwise be required to be paid on such Mortgage Loan by the related Mortgagor under the terms of the related Mortgage Note (as if the Mortgage Loan were not a Buydown Mortgage Loan and without regard to the related Buydown Agreement).

            If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Seller or the insurer under any related Primary Insurance Policy) the Seller shall, on the Distribution Date following the date upon which Liquidation Proceeds or REO Disposition Proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the Purchaser all remaining Buydown Funds for such Mortgage Loan then remaining in the Custodial Account. Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Purchaser in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in its entirety during the related Buydown Period, the Seller shall be required to withdraw from the Custodial Account any Buydown Funds remaining in the Custodial Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a Principal Prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Custodial Account related to such Buydown Mortgage Loan, would result in a Principal Prepayment in full, the Seller shall distribute to the Purchaser on the Distribution Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such Mortgage Loan so remaining in the Custodial Account.

            Subsection 11.30. Superior Liens.

            With respect to each Second Lien Mortgage Loan, the Seller shall, for the protection of the Purchaser's interest, file (or cause to be filed) of record a request for notice of any action by a superior lienholder where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure


                                   Exh. 8-18
proceedings in order to foreclose such junior lienholder's equity of redemption. The Seller shall also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

            If the Seller is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Seller shall take whatever actions are necessary to protect the interests of the Purchaser, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to real estate mortgage investment conduits pursuant to the Code. The Seller shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien if the Seller determines that such Servicing Advance is in the best interests of the Purchaser. The Seller shall not make such a Servicing Advance except to the extent that it determines in its reasonable good faith judgment that such advance will be recoverable from Liquidation Proceeds on the related Mortgage Loan. The Seller shall thereafter take such action as is necessary to recover the amount so advanced.


                                   Exh. 8-19

                                   EXHIBIT 9

            SERVICING ADDENDUM FOR SERVICING RELEASED MORTGAGE LOANS

            Subsection 11.01. Seller to Act as Servicer.

            The Seller, as independent contract servicer, shall service and administer the Servicing Released Mortgage Loans in accordance with this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement.

            Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If reasonably required by the Seller, the Purchaser shall furnish the Seller with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

            The Seller shall notify MERS of the ownership interest of Purchaser in each MOM Loan through the MORNET system or MIDANET system, as applicable, or any other comparable system acceptable to MERS. At any time during the term of this Agreement, Purchaser may direct Seller to cause any MOM Loan to be deactivated from the MERS System.

            In servicing and administering the Mortgage Loans, the Seller shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to accepted mortgage servicing practices of prudent lending institutions, and the Purchaser's reliance on the Seller.

            Subsection 11.02. Collection of Mortgage Loan Payments.

            Continuously from the date hereof until the principal and interest on all Servicing Released Mortgage Loans are paid in full, the Seller shall proceed diligently to collect all payments due under each Servicing Released Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to Mortgage Loans comparable to the Mortgage Loans and held for its own account. Further, the Seller shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Subsection 11.03. Realization Upon Defaulted Mortgage Loans.

            (1) The Seller shall use its best efforts, consistent the procedures that the Seller would use in servicing mortgage loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 11.01. The Seller shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to Purchaser after reimbursement to itself for such expenses, and
(ii) that such expenses will be recoverable by the Seller through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 11.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such action as it shall deem to be in the best interest of the Purchaser. In the event that any payment due under any Servicing Released Mortgage Loan remains delinquent for a period of 90 days or more, the Seller shall commence foreclosure proceedings. The Seller shall notify the Purchaser in writing of the commencement of foreclosure proceedings. In such connection, the Seller shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement in accordance with Section 11.05.

            (2) Notwithstanding the foregoing provisions of this Section
11.03, with respect to any Mortgage Loan as to which the Seller has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Seller shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee in possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Seller has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:


                                   Exh. 9-2

            (a) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

            (b) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

            The cost of the environmental audit report contemplated by this
Section 11.03 shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Custodial Account as provided in Section 11.05(v).

            Upon completion of the environmental audit report, the Seller shall promptly provided the Purchaser with a copy thereof. Thereafter, the Seller and Purchaser shall consult to determine how to proceed with respect to the Mortgaged Property.

            (3) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied as follows: to reimburse the Seller for any related unreimbursed Servicing Advances pursuant to Section 11.05(ii); to pay accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or if not in connection with a Final Recovery Determination, to the Due Date prior to the Distribution Date on which such amounts are to be distributed; as a recovery of delinquent principal of the Mortgage Loan.

            Subsection 11.04. Establishment of Custodial Accounts; Deposits in Custodial Accounts.

            The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts. The Custodial Account shall be established with a Qualified Depository as a Special Deposit Account. The Seller and the Purchaser intend that the Custodial Account be a special deposit account. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. The creation of any Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form of Exhibit 6.

            The Seller shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received by it subsequent to the Cut-Off Date, or received by it prior to the Cut-Off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Servicing Released Mortgage Loans due on or before the Cut-Off Date:

            (i) all payments on account of principal on the Mortgage Loans;


                                   Exh. 9-3

            (ii) all payments on account of interest on the Mortgage Loans;

            (iii) all Liquidation Proceeds;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 11.10 and 11.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the loan documents or applicable law;

            (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

            (vi) all proceeds of any Servicing Released Mortgage Loan repurchased in accordance with Sections 7.03 and all amounts required to be deposited by the Seller in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 7.03;

            (vii) any amounts required to be deposited by the Seller pursuant to Section 11.11 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Seller's own funds, without reimbursement therefor;

            (viii) any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Section 11.13;

            (ix) any amounts required to be deposited in the Custodial Account pursuant to Sections 11.19 or 11.20; and

            (x) any prepayment penalties received with respect to any Mortgage Loan.

            The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 11.01, need not be deposited by the Seller in the Custodial Account. Such Custodial Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 11.05(iii). The Seller shall give notice to the Purchaser of the location of the Custodial Account when established and prior to any change thereof.

            Mortgage Loans having Due Dates other than the first day of a month shall be accounted for as described in this Section 11.04. Any payment due on a day other than the first day of each month shall be considered due on the first day of the month following the month in which that payment is due as if such payment were due on the first day of said month. For example, a payment due on August 15 shall be considered to be due on September 1.


                                   Exh. 9-4

            Subsection 11.05. Permitted Withdrawals From the Custodial Account.

            The Seller may, from time to time, withdraw from the Custodial Account for the following purposes:

            (i) to make distributions to the Purchaser in the amounts and in the manner provided for in Section 11.11;

            (ii) to reimburse itself for unreimbursed Servicing Advances, the Seller's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Servicing Released Mortgage Loan, pursuant to Section 7.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Section 7.03 and all other amounts required to be paid to the Purchaser with respect to such Servicing Released Mortgage Loans;

            (iii) to pay to itself pursuant to Section 11.20 as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest on a particular Mortgage Loan;

            (iv) to pay to itself with respect to each Servicing Released Mortgage Loan that has been repurchased pursuant to Section 7.03 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

            (v) to pay, or to reimburse itself for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 11.03(b), but only to the extent of amounts received in respect of the Mortgage Loans to which such expense is attributable;

            (vi) to reimburse itself for Nonrecoverable Servicing Advances made pursuant to this Agreement; and

            (vii) to clear and terminate the Custodial Account on the termination of this Agreement; and

            (viii) to reimburse Seller for funds placed in the Custodial Account in error.

            The Seller shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) (vii) above.


                                   Exh. 9-5

            Subsection 11.06. Establishment of Escrow Accounts; Deposits in Escrow Accounts.

            The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. The Escrow Account shall be established with a Qualified Depository as a Special Deposit Account, in a manner which shall provide maximum available insurance thereunder. The creation of any Escrow Account shall be evidenced by Escrow Account Letter Agreement in the form of Exhibit 7.

            The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Seller shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 11.06. The Seller shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non interest bearing or that interest paid thereon is insufficient for such purposes.

            Subsection 11.07. Permitted Withdrawals From Escrow Account.

            Withdrawals from the Escrow Account may be made by the Seller (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Seller for any Servicing Advance made by the Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement or (viii) to reimburse Seller for funds placed in the Escrow Account in error.

            Subsection 11.08. Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

            With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing



                                   Exh. 9-6
maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

            The Seller shall maintain in full force and effect, a Primary Insurance Policy, issued by a Qualified Insurer, with respect to each Mortgage Loan for which such coverage is required. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to that amount for which Fannie Mae no longer requires such insurance to be maintained. The Seller will not cancel or refuse to renew any Primary Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such cancelled or non renewed policy is obtained from and maintained with a Qualified Insurer. The Seller shall not take any action which would result in non coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Seller, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 11.18, the Seller shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself, and the Purchaser, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 11.04, any amounts collected by the Seller under any Primary Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 11.05.

            Subsection 11.09. Transfer of Accounts.

            The Seller may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be unreasonably withheld. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

            Subsection 11.10. Maintenance of Hazard Insurance.

            In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any hazard insurance policy in a timely fashion in accordance with the terms of such policies and, in this regard, to


                                   Exh. 9-7
take such action as shall be necessary to permit recovery under any hazard insurance policy. The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co insurer. If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available through NFIP, the Seller will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Seller also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Section 11.04, any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Seller's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 11.05. Any cost incurred by the Seller in maintaining any such insurance shall not, for the purpose of calculating distributions to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Seller or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller, or upon request to the Purchaser, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Seller. The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of B+ or a financial performance indes of VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

            Subsection 11.11 Maintenance of Mortgage Impairment Insurance
Policy.

            In the event that the Seller shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of A:VI insuring against hazard losses on


                                   Exh. 9-8
all Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 11.10 and otherwise complies with all other requirements of Section 11.10, the Seller shall conclusively be deemed to have satisfied its obligations as set forth in Section 11.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 11.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a declaration statement verifying insurance coverage and deductible amounts from the insurer.

            Subsection 11.12  Fidelity Bond, Errors and Omissions Insurance.

            The Seller shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae and Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 11.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' and Servicers' Guide. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a declaration statement verifying insurance coverage and deductible amounts from the surety and the insurer.

            Subsection 11.13  Title, Management and Disposition of REO Property.

            In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Purchaser, or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Seller from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the


                                   Exh. 9-9

Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

            The Seller shall either itself or through an agent selected by the Seller, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, the Seller shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non permitted assets" within the meaning of Section 860F(a)(2)(b) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Seller shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Seller to the Purchaser upon request. The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Seller determines, and gives appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is necessary to sell any REO property, (i) the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and a separate servicing agreement between the Seller and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three years or such other period as may be permitted under
Section 860G(a)(8) of the Code.

            With respect to each REO Property, the Seller shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets in a Custodial Account for each REO Property

            The Seller shall deposit or cause to be deposited, on a daily basis in the related Custodial Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 11.10 hereof and the fees of any managing agent acting on behalf of the Seller.

            The Seller shall furnish to the Purchaser on each Distribution Date, an operating statement for each actively rented REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request.


                                   Exh. 9-10

            Each REO Disposition shall be carried out by the Seller at such price and upon such terms and conditions as the Seller deems to be in the best interest of the Purchaser. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Seller as provided above, shall be deposited in the Custodial Account.

            Subsection 11.14  Distributions.

            On each Distribution Date, the Seller shall distribute to the Purchaser all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 11.05; minus (ii) any amounts attributable to Principal Prepayments received after the last day of the calendar month immediately preceding the related Distribution Date and
(iii) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.

            All distributions made to the Purchaser on each Distribution Date will be made to the Purchaser of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor, if the Purchaser shall have so notified the Seller or by check mailed to the address of the Purchaser.

            With respect to any remittance received by the Purchaser on or after the second Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Seller to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

            Subsection 11.15  Remittance Reports.

            On or before the 10th day (or if such 10th day is not a Business Day, the immediately preceding Business Day) of any month, the Seller shall provide to the Purchaser (or its designee) a computer tape or electronically transmitted data file in Excel format (or such other mutually agreeable format) setting forth the information contained in Exhibit 15 hereto (the "Monthly Remittance Advice").


                                   Exh. 9-11

            On the 10th day (or if such 10th day is not a Business Day, the immediately preceding Business Day) of each month (the "Data File Delivery Date") commencing in the month after the Closing Date, the Seller shall deliver to the Purchaser a data file in ".csv" format incorporating the fields set forth in the data file layout in substantial compliance with the form set forth on Exhibit 16 hereto (the "Data File").

            Subsection 11.16  Statements to the Purchaser.

            Upon request, the Seller shall forward to the Purchaser or its designee a copy of Seller's custodial reconciliation reports.

            Subsection 11.17  Liquidation Reports.

            Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

            Subsection 11.18  Assumption Agreements.

            The Seller shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due on sale" clause applicable thereto; provided, however, that the Seller shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any. If the Seller reasonably believes it is unable under applicable law to enforce such "due on sale" clause, the Seller shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is not allowed pursuant to this Section 11.18, the Seller, with the prior written consent of the insurer under the Primary Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

            In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located. With respect to an assumption or substitution of liability, Mortgage Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Mortgage Note may not be changed. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a



                                   Exh. 9-12
part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

            Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 11.18, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

            Subsection 11.19 Satisfaction of Mortgages and Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, the Seller shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Purchaser or the Purchaser's designee. Upon request, the Purchaser, shall promptly release the related mortgage documents to the Seller and the Seller shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser.

            In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Seller, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Seller shall maintain the fidelity bond insuring the Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

            From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Purchaser shall, upon request of the Seller and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Purchaser to the Seller. Such servicing receipt shall obligate the Seller to return the related Mortgage documents to the Purchaser when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Seller.


                                   Exh. 9-13

            Subsection 11.20  Servicing Compensation.

            As compensation for its services hereunder, the Seller shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Seller's Servicing Fee. Additional servicing compensation in the form of assumption fees and any associated ancillary fees, as provided in Section 11.18, net Prepayment Interest Excess, and late payment charges or otherwise shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

            Subsection 11.21  Statement as to Compliance.

            (1) The Seller will deliver to the Purchaser on or before March
15, 2006, an Officers' Certificate stating, as to each signatory thereof, that
(i) a review of the activities of the Seller during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

            (2) The Seller shall indemnify and hold harmless the master servicer, the depositor, the Purchaser (and if this Agreement has been assigned in whole or in part by the Purchaser, any and all Persons previously acting as "Purchaser" hereunder), and their respective officers, directors, agents and affiliates, and such affiliates' officers, directors and agents (any such person, an "Indemnified Party") from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Seller or any of its officers, directors, agents or affiliates of its obligations under this Section 11.21, Section 11.22, Section 11.23 or Section 11.30, or the negligence, bad faith or willful misconduct of the Seller in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Seller in the other in connection with a breach of the Seller's obligations under this Section 11.21, Section
11.22 or Section 11.23, or the Seller's negligence, bad faith or willful misconduct in connection therewith.

            Subsection 11.22  Independent Public Accountants' Servicing Report.

            On or before March 15, 2006, the Seller at its expense shall cause a firm of independent public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of Mortgage Loans


                                   Exh. 9-14
under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

            Subsection 11.23  Annual Statement as to Compliance.

            (1) On or before March 15 of each year (or if not a Business
Day, the immediately preceding Business Day), beginning on March 15, 2006, or at any other time upon thirty days written request, an officer of the Seller shall, if the Mortgage Loans are being master serviced by a master servicer in a securitization transaction, execute and deliver to such master servicer for the benefit of such master servicer and its officers, directors and affiliates a certification in the form of Exhibit 10 attached hereto.

            (2) The Seller shall indemnify and hold harmless the Initial Purchaser or its designee and their officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Seller or any of its officers, directors, agents or affiliates of its obligations under this Section 11.23 or the negligence, bad faith or willful misconduct of the Seller in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Initial Purchaser or its designee, then the Seller agrees that it shall contribute to the amount paid or payable by the Initial Purchaser or its designee as a result of the losses, claims, damages or liabilities of the Initial Purchaser or its designee in such proportion as is appropriate to reflect the relative fault of the Initial Purchaser or its designee on the one hand and the Seller on the other in connection with a breach of the Seller's obligations under this Section 11.23 or the Seller's negligence, bad faith or willful misconduct in connection therewith.

            Subsection 11.24  Notification of Adjustments.

            On each Adjustment Date, the Seller shall make interest rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Seller shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. Upon the discovery by the Seller or the Purchaser that the Seller has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Seller shall (a) immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor, or, (b) withdraw from the Custodial Account the amount of any interest overcharge previously passed through to the Purchaser.


                                   Exh. 9-15

            Subsection 11.25  Access to Certain Documentation.

            The Seller shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser access to the documentation regarding the Mortgage Loans serviced by the Seller required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Seller. In addition, access to the documentation will be provided to the Purchaser and any Person identified to the Seller by the Purchaser without charge, upon reasonable request during normal business hours at the offices of the Seller.

            Subsection 11.26 Reports and Returns to be Filed by the Seller.

            The Seller shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

            Subsection 11.27  Real Estate Owned Reports.

            Together with the statement furnished pursuant to Section 11.13, with respect to any REO Property, the Seller shall furnish to the Purchaser a statement covering the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement. Such statement shall be accompanied by such other information as the Purchaser shall reasonably request.

            Subsection 11.28  Application of Buydown Funds.

            With respect to each Buydown Mortgage Loan, the Seller shall segregate and hold all Buydown Funds in the Custodial Account separate and apart from the Seller's funds and general assets.

            With respect to each Buydown Mortgage Loan, the Seller shall have deposited into the Custodial Account, no later than the Closing Date, Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on all Due Dates in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payments which are required to be paid by the Mortgagor under the terms of the related Mortgage Note (without regard to the related Buydown Agreement as if the Mortgage Loan were not subject to the terms of the Buydown Agreement). With respect to each Buydown Mortgage Loan, the Seller will distribute to the Purchaser on each Distribution Date an amount of Buydown Funds equal to the amount that, when added to the amount required to be paid on such date by the related Mortgagor, pursuant to and in accordance with the related Buydown Agreement, equals the full Monthly Payment that would otherwise be required to be paid on such Mortgage Loan by the



                                   Exh. 9-16
related Mortgagor under the terms of the related Mortgage Note (as if the Mortgage Loan were not a Buydown Mortgage Loan and without regard to the related Buydown Agreement).

            If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Seller or the insurer under any related Primary Insurance Policy) the Seller shall, on the Distribution Date following the date upon which Liquidation Proceeds or REO Disposition Proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the Purchaser all remaining Buydown Funds for such Mortgage Loan then remaining in the Custodial Account. Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Purchaser in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in its entirety during the related Buydown Period, the Seller shall be required to withdraw from the Custodial Account any Buydown Funds remaining in the Custodial Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a Principal Prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Custodial Account related to such Buydown Mortgage Loan, would result in a Principal Prepayment in full, the Seller shall distribute to the Purchaser on the Distribution Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such Mortgage Loan so remaining in the Custodial Account.

            Subsection 11.29  placeSuperior Liens.

            With respect to each Second Lien Mortgage Loan, the Seller shall, for the protection of the Purchaser's interest, file (or cause to be filed) of record a request for notice of any action by a superior lienholder where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Seller shall also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

            If the Seller is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Seller shall take whatever actions are necessary to protect the interests of the Purchaser, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to real estate mortgage investment conduits pursuant to the Code. The Seller shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien if the Seller determines that such Servicing Advance is in the best interests of the Purchaser. The Seller shall not make such a Servicing Advance except to the extent that it determines in its reasonable good faith judgment that such advance will be recoverable from Liquidation Proceeds on the related Mortgage Loan. The Seller shall thereafter take such action as is necessary to recover the amount so advanced.


                                   Exh. 9-17

                                   EXHIBIT 10

                         FORM OF BACK UP CERTIFICATION

            I, [identify certifying individual], certify to the [Initial Purchaser], [Mortgage Loan Seller] [Depositor], [Trustee], [Securities Administrator] and [Master Servicer] that:

            Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

            The servicing information required to be provided by the Seller under this Servicing Agreement has been provided to the Initial Purchaser and the Master Servicer;

            I am responsible for reviewing the activities performed by the Seller under the Agreement and based upon the review required by the Agreement, and except as disclosed in the Annual Statement of Compliance or the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Initial Purchaser or the Master Servicer, the Servicer has, the Seller has, as of the date of this certification fulfilled its obligations under the Agreement; and

            All significant deficiencies relating to the Servicer's compliance with the minimum servicing standards for purposes of the report provided by an independent public accountant, after conducting a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Servicing Agreement, have been disclosed to such accountant and are included in such reports

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.



                                  By:____________________________________
                                     Name:
                                     Title:


                                   Exh. 10-1

                                   EXHIBIT 11

                     [FORM OF OPINION OF COUNSEL TO SELLER]

Goldman Sachs Mortgage Company
[Address]

      Re: Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2005
            ------------------------------------------------------------------

            Gentlemen:

            I have acted as counsel to M&T Mortgage Corporation, a New York corporation (the "Seller"), in connection with the sale of certain loans by the Seller to Goldman Sachs Mortgage Company (the "Purchaser") pursuant to (i) a Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2005, between the Seller and the Purchaser (the "Purchase Agreement") [and the Commitment Letter, dated _____________ 200__, between the Seller and the Purchaser (the "Commitment Letter")]. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

            In connection with rendering this opinion letter, I, or attorneys working under my direction have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

            A.  The Purchase Agreement;

            B.  The Commitment Letter;

            C. The Seller's Certificate of Incorporation and by laws, as amended to date; and

            D. Resolutions adopted by the Board of Directors of the Seller with specific reference to actions relating to the transactions covered by this opinion (the "Board Resolutions").

            For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Seller, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

            On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

            1. The Seller has been duly incorporated and is validly existing and in good standing under the laws of the State of StateplaceNew York with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Seller has the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform its obligations under the Purchase Agreement and the Commitment Letter (sometimes collectively, the "Agreements").

            2. The Purchase Agreement and the Commitment Letter have been duly and validly authorized, executed and delivered by the Seller.

            3. The Purchase Agreement and the Commitment Letter constitute valid, legal and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms.

            4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Seller of the Purchase Agreement and the Commitment Letter, or the consummation of the transactions contemplated by the Purchase Agreement and the Commitment Letter, except for those consents, approvals, authorizations or orders which previously have been obtained.

            5. Neither the servicing of the Mortgage Loans by the Seller as provided in the Purchase Agreement and the Commitment Letter, nor the fulfillment of the terms of or the consummation of any other transactions contemplated in the Purchase Agreement will result in a breach of any term or provision of the certificate of incorporation or by laws of the Seller, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Seller is a party or by which it is bound, (ii) any State of New York or federal statute or regulation applicable to the Seller, or (iii) any order of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller, except in any such case where the default, breach or violation would not have a material adverse effect on the Seller or its ability to perform its obligations under the Purchase Agreement and the Commitment Letter.

            6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Seller which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement [or the Commitment Letter] or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase Agreement or the Commitment Letter.

            7. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.


                                   Exh. 11-2

            8. The Assignments of Mortgage are in recordable form and upon completion will be acceptable for recording under the laws of each applicable state. When endorsed, as provided in the Purchase Agreement, the Mortgage Notes will be duly endorsed under applicable law.

            The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

            A. I have assumed that all parties to the Agreements other than the Seller have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

            B. My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of (a) provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy or (b) Section 17 of the Purchase Agreement.

            C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Seller, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

            I am admitted to practice in the State of StateNew York and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of StateNew York and the Federal laws of the placecountry-regionUnited States of America.

            This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the Purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.


                                       Very truly yours,



                                   Exh. 11-3

                                   EXHIBIT 12

                       FORM OF INDEMNIFICATION AGREEMENT

            THIS INDEMNIFICATION AGREEMENT dated [_______], 200___ ("Agreement") between GS Mortgage Securities Corp., a placeStateDelaware corporation (the "Depositor"), Goldman Sachs Mortgage Company ("GSMC") and M&T Mortgage Corporation, a [_________] corporation (the "Seller").

                                    W I T N E S S E T H:

            WHEREAS, the Seller and GSMC are parties to the Purchase Agreement (as defined herein); and

            WHEREAS, the Seller or its Affiliate originated or acquired the Mortgage Loans and subsequently sold the Mortgage Loans to GSMC in anticipation of the securitization transaction;

            NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. DEFINITIONS

            Subsection 1.01 Certain Defined Terms. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

            1933 Act:  The Securities Act of 1933, as amended.

            1934 Act:  The Securities Exchange Act of 1934, as amended.

            Agreement: This Indemnification Agreement, as the same may be amended in accordance with the terms hereof.

            Certificate Purchase Agreement: The Certificate Purchase Agreement, dated as of [______], 200___, [among] the Depositor and the Initial Purchaser[s], relating to the Privately Offered Certificates.

            Depositor Information: All information in the Prospectus Supplement other than the Seller Information.

            Free Writing Prospectus: Any written communication that constitutes a "free writing prospectus," as defined in Rule 405 under the 1933 Act.

            GSMC: Goldman Sachs Mortgage Company, a placeStateNew York limited partnership, and its successors and assigns.

            Offering Circular: The offering circular, dated [_______], 200___, relating to the private offering of the Privately Offered Certificates.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of [_______], 200___, among the Depositor, the [_____], [Servicer], as servicer, and [Trustee], as trustee.

            Privately Offered Certificates: [__________________], issued pursuant to the Pooling and Servicing Agreement.

            Prospectus Supplement: The prospectus supplement, dated [______], 200___, relating to the public offering of the Publicly Offered Certificates.

            Publicly Offered Certificates: [______________________________],
issued pursuant to the Pooling and Servicing Agreement.

            Purchase Agreement: The Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2005, by and between Goldman Sachs Mortgage Company and M&T Mortgage Corporation.

            Seller Information: (a) All information in the Prospectus Supplement, the Offering Circular or any Free Writing Prospectus or any amendment or supplement thereto, (i) contained under the headings ["Transaction Overview--Parties--The Responsible Party"] and ["The Mortgage Loan Pool--Underwriting Guidelines"] and (ii) regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties (but in the case of this clause (ii), only to the extent any untrue statement or omission or alleged untrue statement or omission arises from or is based upon errors or omissions in the information concerning the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties, as applicable, provided to the Depositor or any Affiliate thereof by or on behalf of the Seller or any Affiliate thereof), and (b) [and static pool information regarding mortgage loans originated or acquired by the Seller [and included in the Prospectus Supplement, the Offering Circular or the Free Writing Prospectus] [incorporated by reference from the website located at ______________].

            Underwriters: Goldman, Sachs & Co., a StateplaceNew York limited partnership[, and [____________], a [___________] corporation], and their successors and assigns.

            Underwriting Agreement: The Underwriting Agreement, dated as of [________], 200__, [among] the Depositor and the Underwriter[s], relating to the Publicly Offered Certificates.

            Other Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.


                                   Exh. 12-2

            SECTION 2. REPRESENTATIONS AND WARRANTIES. Each party hereto represents and warrants that: (a) it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;
(b) this Agreement has been duly authorized, executed and delivered by such party; and (c) assuming the due authorization, execution and delivery by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of such party.

                           SECTION 3. INDEMNIFICATION

            Subsection 3.01   Indemnification.

            (a) The Seller shall indemnify and hold harmless the Depositor, ..GSMC, [each of] the Underwriter[s], the Initial Purchaser[s], and their respective Affiliates and their respective present and former directors, officers, partners and each Person, if any, that controls the Depositor, GSMC, such Underwriter, such Initial Purchaser, or such Affiliate, within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages, penalties, fines, forfeitures, or liabilities, joint or several, to which each such indemnified party may become subject, under the 1933 Act, the 1934 Act or otherwise, to the extent that such losses, claims, damages, penalties, fines, forfeitures, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement, the Offering Circular, any Free Writing Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information set forth in the Seller Information, and the Seller shall in each case reimburse each indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such loss, claim, damage, liability, penalties, fines, forfeitures, or action. The indemnifying party's liability under this Section 3.01 shall be in addition to any other liability that the indemnifying party may otherwise have.

            (b) GSMC shall indemnify and hold harmless Seller and its ..directors, officers, partners and each Person, if any, that controls Seller, within the meaning of either the 1933 Act or the 1934 Act, against any and all losses, claims, damages, penalties, fines, forfeitures or liabilities to which Seller or any such director, officer, partner or controlling Person may become subject, under the 1933 Act, the 1934 Act or otherwise, to the extent that such losses, claims, damages, penalties, fines, forfeitures or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, but only to the extent that such

                                   Exh. 12-3
untrue statement or alleged untrue statement or omission or alleged omission relates to information set forth in the Depositor Information, and GSMC shall in each case reimburse Seller and each such director, officer, partner or controlling Person for any legal or other expenses reasonably incurred by Seller, and each such director, officer or controlling Person, in connection with investigating or defending any such loss, claim, damage, liability, penalties, fines, forfeitures or action, as such expenses are incurred. GSMC's liability under this Subsection 3.01 shall be in addition to any other liability that GSMC may otherwise have. If the indemnification provided for in this Section 3.01 shall for any reason be unavailable to an indemnified party under this Section 3.01, then the party which would otherwise be obligated to indemnify with respect thereto, on the one hand, and the parties which would otherwise be entitled to be indemnified, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated herein and incurred by the parties hereto in such proportions that are appropriate to reflect the relative fault of each party, in connection with the applicable misstatements or omissions as well as any other relevant equitable considerations. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this
Section 3.01, each director, officer, partner and controlling Person, of the Seller, the Depositor, GSMC, the Underwriter[s] and the Initial Purchaser[s] and their respective Affiliates shall have the same rights to contribution as such Person.Subsection 3.02
       Notification; Procedural Matters. Promptly after receipt by an indemnified party under Section 3.01 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 3.01, notify the indemnifying party (or other contributing party) in writing of the claim or the commencement of such action; provided, however, that the failure to notify the indemnifying party (or other contributing party) shall not relieve it from any liability which it may have under Section 3.01 except to the extent it has been materially prejudiced by such failure; and provided further, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under
Section 3.01. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the indemnifying party elects to assume the defense thereof, it may participate with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal


                                   Exh. 12-4
defenses in accordance with the proviso to the immediately preceding sentence,
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party shall have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No party shall be liable for contribution with respect to any action or claim settled without its consent, which consent shall not be unreasonably withheld. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel representing the indemnified parties (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

            SECTION 4. GENERAL.

            Subsection 4.01 Survival. This Agreement and the obligations of the parties hereunder shall survive the purchase and sale of the Publicly Offered Certificates and the Privately Offered Certificates.

            Subsection 4.02 Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, each indemnified party and their respective successors and assigns, and no other Person shall have any right or obligation hereunder.

            Subsection 4.03 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of CityCityNew York without giving effect to principles of conflict of laws.

            Subsection 4.04 Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

            Subsection 4.05 Notices. All communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, GSMC, the Underwriter[s], or the Initial Purchaser[s], GS Mortgage Securities Corp., Goldman Sachs Mortgage Company or Goldman, Sachs & Co. c/o Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Principal Finance Group/Christopher M. Gething, and (b) in the case of the Seller: [______________], [Address], Attention:
[____________].

            Subsection 4.06 Submission To Jurisdiction; Waivers. The Seller hereby irrevocably and unconditionally:

            (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE



                                   Exh. 12-5

SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

            (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR
PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE DEPOSITOR SHALL HAVE BEEN NOTIFIED; AND

            (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                            [SIGNATURE PAGE FOLLOWS]



                                   Exh. 12-6

            IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first above written.


                                       GS MORTGAGE SECURITIES CORP.



                                       By:____________________________________
                                          Name:
                                          Title:


                                       M&T MORTGAGE CORPORATION



                                       By:____________________________________
                                          Name:
                                          Title:

                                   EXHIBIT 13

                          FORM OF ANNUAL CERTIFICATION


      Re: The [ ] agreement dated as of [ ], 200[_] (the "Agreement"), among [IDENTIFY PARTIES]
            ------------------------------------------------------------------

            I, ________________________________, the _______________________ of
[NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:


            (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[_] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

            (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

            (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

            (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

            (5) The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by each Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                    Date:   ____________________________



                                    By:____________________________________
                                       Name:
                                       Title:



                                   Exh. 13-2

                                   EXHIBIT 14

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

            The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------------
                                                                                        Applicable
                                   Servicing Criteria                               Servicing Criteria
----------------------------------------------------------------------------------------------------------
     Reference                                 Criteria
----------------------------------------------------------------------------------------------------------
                                  General Servicing Considerations
--------------------                                                                ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
--------------------                                                                ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
--------------------                                                                ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
--------------------                                                                ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing
                     function throughout the reporting period in the amount of
                     coverage required by and otherwise in accordance with the
                     terms of the transaction agreements.
--------------------                                                                ----------------------
                                Cash Collection and Administration
--------------------                                                                ----------------------
1122(d)(2)(i)        Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
--------------------                                                                ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an
                     obligor or to an investor are made only by authorized
                     personnel.
--------------------                                                                ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections,
                     cash flows or distributions, and any interest or other
                     fees charged for such advances, are made, reviewed and
                     approved as specified in the transaction agreements.
--------------------                                                                ----------------------
                     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)       transaction agreements.
--------------------                                                                ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally
                     insured depository institution as set forth in the
                     transaction agreements. For purposes of this criterion,
                     "federally insured depository institution" with respect to a foreign financial institution means a foreign financial
                     institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
--------------------                                                                ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent
                     unauthorized access.
--------------------                                                                ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
                     agreements.
--------------------                                                                ----------------------





----------------------------------------------------------------------------------------------------------
                                                                                        Applicable
                                   Servicing Criteria                               Servicing Criteria
----------------------------------------------------------------------------------------------------------
     Reference                                 Criteria
----------------------------------------------------------------------------------------------------------
                                Investor Remittances and Reporting
--------------------                                                                ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of mortgage loans
                     serviced by the Servicer.
--------------------                                                                ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and
                     other terms set forth in the transaction agreements.
--------------------                                                                ----------------------
                     Disbursements made to an investor are posted within two
                     business days to the Servicer's investor records, or such
                     other number of
1122(d)(3)(iii) days specified in the transaction agreements.
--------------------                                                                ----------------------
                     Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)       custodial bank statements.
--------------------                                                                ----------------------
                                     Pool Asset Administration
--------------------                                                                ----------------------
1122(d)(4)(i)        Collateral or security on mortgage loans is maintained as
                     required by the transaction agreements or related mortgage loan documents.
--------------------                                                                ----------------------
                     Mortgage loan and related documents are safeguarded as
1122(d)(4)(ii)       required by the transaction agreements
--------------------                                                                ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in the transaction agreements.
--------------------                                                                ----------------------
1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                     posted to the Servicer's obligor records maintained no
                     more than two business days after receipt, or such other
                     number of days specified in the transaction agreements,
                     and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan
                     documents.
--------------------                                                                ----------------------
1122(d)(4)(v)        The Servicer's records regarding the mortgage loans agree
                     with the Servicer's records with respect to an obligor's
                     unpaid principal balance.
--------------------                                                                ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an
                     obligor's mortgage loans (e.g., loan modifications or
                     re-agings) are made, reviewed and approved by authorized
                     personnel in accordance with the transaction agreements
                     and related pool asset documents.
--------------------                                                                ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
--------------------                                                                ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such records
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls,
                     letters and payment rescheduling plans in cases where
                     delinquency is deemed temporary (e.g., illness or
                     unemployment).
--------------------                                                                ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     mortgage loans with variable rates are computed based on
                     the related mortgage loan documents.
--------------------                                                                ----------------------


                                  Exh. 14-2


----------------------------------------------------------------------------------------------------------
                                                                                        Applicable
                                   Servicing Criteria                               Servicing Criteria
----------------------------------------------------------------------------------------------------------
     Reference                                 Criteria
----------------------------------------------------------------------------------------------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's mortgage loan documents, on
                     at least an annual basis, or such other period specified
                     in the transaction agreements; (B) interest on such funds
                     is paid, or credited, to obligors in accordance with
                     applicable mortgage loan documents and state laws; and (C)
                     such funds are returned to the obligor within 30 calendar
                     days of full repayment of the related mortgage loans, or
                     such other number of days specified in the transaction
                     agreements.
--------------------                                                                ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
--------------------                                                                ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless
                     the late payment was due to the obligor's error or
                     omission.
--------------------                                                                ----------------------
                     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
1122(d)(4)(xiii)     specified in the transaction agreements.
--------------------                                                                ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
--------------------                                                                ----------------------
                     Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,
1122(d)(4)(xv)       is maintained as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------



                                                  [NAME OF COMPANY] [NAME OF
                                                     SUBSERVICER]


                                                  Date:  ______________________



                                                  By: _________________________
                                                      Name:
                                                      Title:


                                  Exh. 14-3

                                   EXHIBIT 15

            INFORMATION TO BE INCLUDED IN MONTHLY REMITTANCE ADVICE


Loan number;
Servicer loan number;
Borrower name;
Scheduled payment amount; Note interest rate;
Net rate;
Servicing fee rate;
New payment amount;
New loan rate;
ARM index rate;
Actual beginning balance;
Actual ending balance;
Next due date;
Curtailment amount 1;
Curtailment date 1;
Curtailment adjustment amount 1;
Curtailment amount 2;
Curtailment date 2;
Curtailment adjustment amount 2;
Curtailment amount 3;
Curtailment date 3;
Curtailment adjustment amount 3;
Scheduled beginning balance;
Scheduled ending balance;
Scheduled principal balance;
Scheduled net amount;
Liquidation amount;
PIF date;
Action code;
Principal adjustment date;
Interest adjustment date;
Prepayment Charge amount;
Soldier and sailor adjustment amount;
Non-adv loan amount;
and CAT.



                                  Exh. 15-1

                                   EXHIBIT 16

                             REPORTING REQUIREMENTS

            (Pursuant to Section 11.15 of the Agreement, the Seller shall deliver the information in this Exhibit 16 in .csv format.)

LOAN NUMBER
INVESTOR ID
INVESTOR NAME
INVESTOR LOAN NUMBER
MORTGAGOR LAST NAME
MORTGAGOR FIRST NAME
NEXT PAYMENT DUE DATE
FIRST PRINCIPAL BALANCE
FIRST P AND I AMOUNT
T AND I MONTHLY AMOUNT
LOAN MATURES DATE
ANNUAL INTEREST RATE
RECOVER CORP ADVANCE BALANCE
THIRD PARTY RECOVERABLE CA BAL
NON REC CORP ADVANCE BALANCE
ESCROW BALANCE
ESCROW ADVANCE BALANCE
RESTRICTED ESCROW BALANCE
BAD CHECK TABLE
STATE
ZIP CODE
SERVICING TYPE
SENIOR LIEN AMOUNT
INTEREST PAID TO DATE
LAST PAYMENT DATE
DAYS PAST DUE
DELINQUENCY CONVENTION
NEXT PAYMENT RESET DATE
NEXT RATE RESET DATE
DELINQUENCY STATUS-T30
DELINQUENCY STATUS-T60
DELINQUENCY STATUS-T90
DELINQUENCY STATUS T120
RECENT PROPERTY VALUATION
RECENT PROPERTY VALUATION DATE
TOTAL MONTHLY PAYMENT PRINCIPAL
TOTAL MONTHLY PAYMENT INTEREST
TOTAL MONTHLY PAYMENT PENALTIES/FEES
TOTAL MONTHLY ESCROW PAYMENT

TOTAL MONTHLY PREPAYMENT AMOUNT
TOTAL PREPAYMENT PENALTIES
TOTAL MONTHLY PAYMENT
BKR STATUS CODE
CKR CHAPTER TYPE
BKR FILING DATE
BKR PREPETITION CONFIRM DATE
BKR PREPETITION CONF DATE
BKR POST PETITION DUE DATE
BKR REMOVAL DATE
BKR REMOVAL CODE
FC STATUS CODE
FC STOP CODE
FC STOP CODE DESCRIPTION
FC STATUS CODE CHANGE DATE
FC SALE DATE
FC SALE AMOUNT
LOSS MIT STATUS CODE
LOSS MIT SET UP DATE
LOSS MIT STAGE CODE
LOSS MIT TYPE CODE
LOSS MIT REMOVAL DATE
REO STATUS CODE
REO STAGE CODE
REO CMA AS IS VALUE
REO CMA COMPLETED DATE
REO EVICTION START DATE
REO EVICTION COMPLETED DATE
REO LISTING START DATE
REO LISTING PRICE AMOUNT
REO COMPLETED DATE
REO SALE PRICE AMOUNT
APPRAISAL DATE
PROPERTY VALUE AMOUNT
CONVEYANCE CONDITION
FHA PART A FILED
FHA PART A RECD
DEED SENT FOR RECORDING
TITLE APPROVAL
FHA PART B FILED
FHA PART B RECD
VA CLAIM FILED
LOAN_NBR
SERVICER LOAN_NBR
BORROWER_NAME
SCHED_PMT_AMT



                                  Exh. 16-2

NOTE_INT_RATE
SERV_FEE_RATE
NEW_PAY_AMT
NEW_LOAN_RATE
ARM_INDEX_RATE
ACTL_BEG_BAL
ACTL_END_BAL
NEXT_DUE_DATE
CURT_DATE_1
CURT_ADJ_AMT_1
CURT_AMT_2
CURT_DATE_2
CURT_ADJ_AMT_2
CURT_AMT_3
CURT_DATE_3
CURT_ADJ_AMT_3
SCHED_BEG_BAL
SECHED_END_BAL
SCHED_PRIN_AMT
SCHED_NET_INT
LIQ_AMT
PIF_DATE
ACTION_CODE
PRIN_ADJ_AMT
INT_ADJ_AMT
PREPAYMENT PENALTY AMT
SOLDIER_SAILOR ADJ AMT
NON ADV LOAN AMT
CAT
REMITTANCE
PAYMENT DATE
1 If Counts in Totals
SCHED_PMT_AMT
SCHED_BEG_BAL
SCHED_END_BAL
ACTL_BEG_BAL
ACTL_END_BAL


                                  Exh. 16-3

                                  SCHEDULE I

                             Mortgage Loan Schedule




                                   Sch. I-1

                                  SCHEDULE II

                                Points and Fees


                                   Sch. II-1